As filed with the Securities and Exchange Commission on April 26, 2006.

File No. 333-49457

File No. 811-09020

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-6

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 9 To Registration Statement No. 333-49457

and/or

REGISTRATION STATEMENT

UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 14

C.M. Life Variable Life Separate Account I

(Exact Name of Registrant)

C.M. Life Insurance Company

(Name of Depositor)

1295 State Street, Springfield, MA 01111-0001

(Address of Depositor’s Principal Executive Offices)

(413) 788-8411

Stephen L. Kuhn

Senior Vice President and Secretary

Massachusetts Mutual Life Insurance Company

1295 State Street

Springfield, MA 01111-0001

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

☐ immediately upon filing pursuant to paragraph (b) of Rule 485.

☒ on May 1, 2006 pursuant to paragraph (b) of Rule 485.

☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485.

☐ on                      pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐ this post effective amendment designates a new effective date for a previously filed post effective amendment.

CROSS REFERENCE

REQUIRED BY FORM N-6

N-6 Item	Caption in Prospectus
1	Cover Page; Back Cover

2	Summary of Benefits and Risks

3	Fee Tables

4	The Separate Account; The Company; Underlying Funds

5	Charges and Deductions

6	Description of Owner, Insured, and Beneficiary;
Policy Transactions; Death Benefit; Premiums; Other
Information; Other Benefits Available Under the Policy

7	Purchasing a Policy; Premiums; Policy Value

8	Death Benefit; Policy Value

9	Surrenders; Withdrawals; Your Right to Cancel

10	Loans

11	Policy Termination and Reinstatement

12	Federal Income Tax Considerations

13	Legal Proceedings

14	Financial Statements

Caption in Statement of Additional Information
15	Cover Page; Table of Contents

16	The Company; The Separate Account

17	Services

18	Not Applicable

19	Additional Information About the Operation of the Contracts and the Registrant

20	Underwriters

21	Additional Information About Charges

22	Not Applicable

23	Not Applicable

24	Financial Statements

25	Performance Data

26	Not Applicable

Variable Universal Life (VUL)

Issued by C.M. Life Insurance Company

C.M. Life Variable Life Separate Account I

This prospectus describes an individual, flexible premium, adjustable, variable life insurance policy (the policy) issued by C.M. Life Insurance Company. While this policy is in force, it provides lifetime insurance protection on the insured. In some states the coverage may be issued by certificate under a group contract.

The owner (you or your) has a number of investment choices in this policy. They include a guaranteed principal account (the GPA) and the funds offered through our separate account, C.M. Life Variable Life Separate Account I (the Separate Account). These funds are listed on the following page.

You bear the investment risk of any premium allocated to these investment funds. The death benefit may vary and the net surrender value will vary, depending on the investment performance of the funds.

This prospectus is not an offer to sell the policy in any jurisdiction where it is illegal to offer the policy or to anyone to whom it is illegal to offer the policy. C.M. Life no longer offers this policy for sale.

This policy is subject to the law of the state in which the policy is issued. Some of the terms of the policy may differ from the terms of the policy delivered in another state because of state specific legal requirements. Areas where state-specific policy provisions may apply are:

•	certain investment options and certain policy features;
•	free look rights, including the length of the free look period and refund amounts;
•	premium taxes; and
•	fund transfer rights.

The policy provides life insurance protection. It is not a way to invest in mutual funds. Replacing any existing life insurance policy with this policy may not be to your advantage.

The policy:

•	is not a bank or credit union deposit or obligation.
•	is not FDIC or NCUA insured.
•	is not insured by any federal government agency.
•	is not guaranteed by any bank or credit union.
•	may go down in value.

To learn more about the policy you can obtain a copy of the Statement of Additional Information (SAI), dated May 1, 2006. The SAI is legally incorporated into this prospectus by reference and it is legally part of this document. We file the SAI with the Securities and Exchange Commission (“SEC”). The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. For a free copy of the SAI, or for general inquiries, contact our “Administrative Office”:

MassMutual Customer Service Center

PO Box 1865

Springfield, MA 01102-1865

1-800-272-2216

(Fax) 1-866-329-4527

www.massmutual.com

You may request a free personalized illustration of death benefits, surrender values, and cash values from your financial representative or by calling our Administrative Office.

The SEC has not approved or disapproved this policy or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

Please read this prospectus carefully before investing. You should keep it for future reference.

EFFECTIVE: May 1, 2006

Variable Universal Life (VUL)

C.M. Life Variable Life Separate Account I

The Separate Account invests in the following funds. You may allocate premium to any of the divisions in the Separate Account and the Separate Account will purchase equivalent shares in the corresponding funds listed below. You can also allocate premium to the guaranteed principal account.

A I M Variable Insurance Funds

A I M V.I. Financial Services Fund (Series I)

A I M V.I. Global Health Care Fund (Series I)

A I M V.I. Technology Fund (Series I)

American Century Variable Portfolios, Inc.

American Century VP Income & Growth Fund

American Century VP Value Fund

American Funds Insurance Series®

American Funds® Asset Allocation Fund (Class 2)

American Funds® Growth-Income Fund (Class 2)

DWS VIT Funds1

DWS Small Cap Index VIP2

Fidelity® Variable Insurance Products Fund

Fidelity® VIP Contrafund® Portfolio (Initial Class)

Franklin Templeton Variable Insurance Products Trust

Franklin Small Cap Value Securities Fund (Class 2)

Templeton Foreign Securities Fund (Class 2)

Goldman Sachs Variable Insurance Trust

Goldman Sachs VIT Capital Growth Fund

Janus Aspen Series

Janus Aspen Balanced Portfolio (Service)

Janus Aspen Forty Portfolio (Institutional)

Janus Aspen Worldwide Growth Portfolio (Institutional)

MFS® Variable Insurance TrustSM

MFS® Investors Trust Series

MFS® New Discovery Series

MML Series Investment Fund

MML Emerging Growth Fund

MML Equity Index Fund (Class II)

MML Growth Equity Fund

MML Large Cap Value Fund

MML OTC 100 Fund

MML Small Cap Growth Equity Fund

MML Series Investment Fund II

MML Blend Fund

MML Enhanced Index Core Equity Fund

MML Equity Fund

MML Inflation-Protected Bond Fund

MML Managed Bond Fund

MML Money Market Fund

MML Small Cap Equity Fund

MML Small Company Opportunities Fund

Oppenheimer Variable Account Funds

Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Core Bond Fund/VA

Oppenheimer Global Securities Fund/VA

Oppenheimer High Income Fund/VA

Oppenheimer Main Street Fund®/VA

Oppenheimer MidCap Fund/VA3

Oppenheimer Strategic Bond Fund/VA

Panorama Series Fund, Inc.

Oppenheimer International Growth Fund/VA

T. Rowe Price Equity Series, Inc.

T. Rowe Price Blue Chip Growth Portfolio

T. Rowe Price Equity Income Portfolio

T. Rowe Price Mid-Cap Growth Portfolio

1	Prior to February 6, 2006, known as Scudder Investments VIT Funds.
2	Prior to February 6, 2006, known as Scudder VIT Small Cap Index Fund.
3	Prior to May 1, 2006, known as Oppenheimer Aggressive Growth Fund/VA.

C.M. Life Variable Life Separate Account I

Index of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the policy, however, certain technical words or terms are unavoidable. We have identified the following as some of these words, or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term.

Page
account value	29
Administrative Office	1
attained age	12
division	5, 21
expense premium	7
face amount	14
general investment account	28
good order	14
grace period	30
guarantee period	30
guarantee premium	30
initial face amount	14
issue date	18
modified endowment contract (“MEC”)	6, 50
monthly charge date	44
net investment experience	29
net premium	18
net surrender value	36
planned premium	15
policy date	18
policy debt	36
policy debt limit	37
register date	18
safety test	30
valuation date	19
7-pay test	50

Index of Special Terms

Summary of Benefits and Risks

The following is a summary of the benefits and risks of the policy. It is only a summary. Additional information on the policy’s benefits and risks can be found in the later sections of this prospectus.

Benefits of the Policy

DEATH BENEFIT	The primary benefit of your policy is life insurance coverage. While the policy is in force, a death benefit will be paid to the beneficiary when the insured dies.
CHOICE OF DEATH BENEFIT OPTIONS

The policy offers three death benefit options. Each is the greater of the minimum death benefit, or:

1.  Level Option: The current face amount.

2.  Return of Account Value Option: The current face amount plus the account value of the policy.

3.  Return of Premium Option: The current face amount plus the total of the premiums that were paid.

The death benefit we pay will be reduced by any outstanding policy debt and any unpaid premium needed to avoid termination.

RIGHT TO RETURN THE POLICY	You had a limited period of time after the policy was delivered during which you could cancel the policy and receive a refund.
VARIABLE INVESTMENT CHOICES	The policy offers a choice of over 40 investment divisions within its Separate Account. Each division invests in shares of a designated investment fund.
GUARANTEED PRINCIPAL ACCOUNT	In addition to the above mentioned variable investment choices, you may also invest in the guaranteed principal account (GPA). Amounts allocated to the GPA are guaranteed and earn interest daily.
FLEXIBILITY

The policy is designed to be flexible to meet your specific life insurance needs. Within limitations, you can:

•  choose the timing, amount and frequency of premium payments;

•  change the death benefit option;

•  increase or decrease the policy’s face amount;

•  change the beneficiary;

•  change your investment selections.

TRANSFERS	You may transfer funds among the investment divisions and the guaranteed principal account. Limitations on transfers are described in the Summary of Risks table and in Policy Transactions sections of the prospectus. We also offer two automated transfer programs: Dollar Cost Averaging and Portfolio Rebalancing.
SURRENDERS AND WITHDRAWALS	You may surrender your policy and we will pay you its net surrender value. You may also withdraw a part of the net surrender value. A withdrawal reduces the policy values, may reduce the face amount of the policy and may increase the risk that the policy will lapse.
LOANS	You may take a loan on the policy. The policy secures the loan. Taking a loan may have adverse tax consequences and may increase the risk that your policy will terminate.
SAFETY TEST	During defined periods of the policy, your policy will not terminate, regardless of its account value, as long as you have made the specified minimum premium payments and there are no outstanding loans on the policy.
ASSIGNABILITY	You may generally assign the policy as collateral for a loan or other obligation.
TAX BENEFITS	You are generally not taxed on the policy’s earnings until you withdraw account value from your policy. This is known as tax deferral.
ADDITIONAL BENEFITS	There are a number of additional benefits you may add to your policy by way of riders. The riders available with this policy are listed in the Other Benefits Available Under the Policy section.

Summary of Benefits and Risks

Risks of the Policy

INVESTMENT PERFORMANCE	The value of your policy will fluctuate with the performance of the variable investment divisions you select. Your variable investment divisions may decline in value or they may not perform to your expectations. You bear the investment risk of any account value invested in your variable investment divisions.
SUITABILITY	Variable life insurance is designed to meet long-term financial goals. It is not suitable as a vehicle for short-term savings. You should not purchase the policy if you will need the premium payment in a short period of time. Short-term investment strategies may be restricted by the Company.
EARLY SURRENDER	If you surrender your policy you will be subject to surrender charges during the first 14 policy years and during the first 14 years after an increase in the policy’s face amount. Surrender charges are also known as “deferred sales loads”. The surrender charge will reduce the proceeds payable to you. In some situations, it is possible that there will be little or no value in the policy after the surrender charges are deducted. An early surrender can also result in adverse tax consequences.
WITHDRAWALS	A withdrawal will reduce your policy’s account value by the amount withdrawn, including the withdrawal fee. If the policy’s account value is reduced to a point where it cannot meet a monthly deduction your policy may terminate. A withdrawal may also reduce your policy’s face amount and may have adverse tax consequences.
TERMINATION	Your policy could terminate if the value of the policy becomes too low to support the policy’s monthly charges (or it exceeds its debt limit). Before the policy terminates, however, you will receive a grace period during which you will be notified in writing that your coverage may terminate unless you pay additional premium.
LIMITATIONS ON ACCESS TO CASH VALUE

•Withdrawals were not available during the first policy year.

•A withdrawal reduces the policy values and may reduce the face amount of the policy. A withdrawal may have adverse tax consequences.

•We may not allow a withdrawal if it would reduce the face amount to less than the policy’s minimum face amount.

•The minimum withdrawal is $100, including the $25 withdrawal fee.

•The maximum withdrawal is 75% of the net surrender value.

LIMITATIONS ON TRANSFERS

•Transfers from the guaranteed principal account are generally limited to one per policy year and may not exceed 25% of its non-loaned value.

•We reserve the right to reject or restrict transfers if we determine the transfers reflect frequent trading or a market-timing strategy.

IMPACT OF LOANS	Taking a loan from your policy may increase the risk that your policy will terminate. If your policy exceeds the policy debt limit, it can still terminate even if the safety test is met. Taking a loan will have a permanent effect on the policy’s net surrender value and will reduce the death benefit paid. Also, policy termination with an outstanding loan can result in adverse tax consequences.
ADVERSE TAX CONSEQUENCES

Under certain circumstances (usually if your premium payments in the first seven years exceed specified limits), your policy may become a “modified endowment contract” (MEC). Under federal tax law, loans, withdrawals, and other pre-death distributions received from a MEC policy are taxed as income first and recovery of basis, second. Also, distributions includible in income received before you attain age 59½, are subject to a 10% penalty tax.

Existing tax laws that benefit this policy may change at any time.

ADDITIONAL RISKS	The type of investments that a fund company makes will also create risk. A comprehensive discussion of the risks of each of the funds underlying the divisions of the Separate Account may be found in that fund’s prospectus. You should read the fund’s prospectus carefully before investing.

Summary of Benefits and Risks

Fee Tables

The following tables describe the fees and expenses that you will pay during the time you own the policy and if you surrender the policy. A more detailed description of these fees can be found in the Charges and Deductions section of this prospectus.

Transaction Fees

This table describes the fees and expenses that you will pay at the time you pay premium, take account value out of the policy, or exercise certain riders.

Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted
Premium Expense Charge[1]	When you pay premium.	All Coverage Years 5% of each premium payment up to and including the expense premium; 3% of any premium payment in excess of the expense premium.	All Coverage Years 7.5% of each premium payment up to and including the expense premium; 5% of any premium payment in excess of the expense premium.
Surrender Charges[2,3,4]	When you surrender the policy for its net surrender value. Charge may also apply at the time of an elected decrease in face amount.	First Coverage Year Current Range of Rates per $1000 of Face Amount • $3.44 — $46.29	same as current
Surrender charge for a 35-year-old male, non-tobacco user, in the standard risk class, with death benefit option 1, and a policy face amount of $500,000.[2,3,4,5]	When you surrender the policy for its net surrender value. Charge may also apply at the time of an elected decrease in face amount.	First Coverage Year • $11.83 per $1000 of Face Amount	First Coverage Year • $11.83 per $1000 of Face Amount
Processing Fees	When Fee is Deducted	Current Amount Deducted	Maximum Amount Deducted
Withdrawal Fee	When you withdraw a portion of your account value from the policy.	$25 per withdrawal	same as current
1	The expense premium referenced in the table is used to determine premium expense charges. For the initial face amount, the expense premium is based on the issue age, gender, and risk classification of the insured. For each increase in the face amount, the expense premium is based on the age, gender, and risk classification of the insured on the effective date of the increase. The expense premium is shown in the policy; it will be quoted upon request before the policy is issued.
Examples of expense premiums are shown in the following table. An example of how the expense premium is used to determine your premium expense charge is located in the Charges and Deductions, Transaction Charges section, under Deductions from Premiums.

Per $1000 of Face Amount, Non-Tobacco Risk Class
Age	Male	Female
25	$5.73	$5.05
35	$8.45	$7.38
55	$21.19	$17.41
85	$98.28	$83.99
2	For the initial face amount, the rates vary by the insured’s gender, issue age, risk classification, and by the year of coverage. For each increase in the face amount, the rates are based on the age, gender, and risk classification of the insured on the effective date of the increase. The surrender charge is shown in the policy’s Specifications Pages. The rates in this table may not be representative of the charge that a particular policy owner will pay. If you would like information on the surrender charge rates for your particular situation, you can request a personalized illustration from your financial representative or by calling the MassMutual Customer Service Center at 1-800-272-2216.
3	Under certain circumstances, the surrender charge may not apply when exchanging this policy for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. Please see the “Surrender Charges” section for more information.

Fee Tables

4	Surrender charges generally apply for the first 14 years of a segment’s coverage. They decrease each year and, in any year, will equal the first year’s surrender charge multiplied by the applicable coverage year factor listed in the following table.

Coverage Year	Factor	Coverage Year	Factor
1	1.00	8	0.50
2	0.93	9	0.43
3	0.86	10	0.36
4	0.79	11	0.29
5	0.71	12	0.21
6	0.64	13	0.14
7	0.57	14	0.07
5	The rates shown for the “representative insured” are first year rates only. The “representative insured” is based on the expected policy owner characteristics as the policy was initially marketed.

Periodic Charges Other than Fund Operating Expenses

This table describes the fees and expenses that you will pay periodically, other than fund operating expenses, during the time that you own the policy.

Charge	When Charge is Deducted	Current Amount Deducted		Maximum Amount Deducted
Insurance Charge[1]	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1000 of Insurance Risk • $0.03 — $25.01		• $83.33 per $1000 of Insurance Risk
Insurance charge for a 35-year-old male, non-tobacco user, in the standard risk class, with death benefit option 1, and a policy face amount of $500,000.[1,2]	Monthly, on the policy’s monthly charge date.	• $0.10 per $1000 of Insurance Risk		• $0.14 per $1000 of Insurance Risk
Administrative Charge	Monthly, on the policy’s monthly charge date.	All Policy Years • $6 per policy		All Policy Years • $12 per policy
Mortality & Expense Risk Charge	Daily.	Annual Rate • 0.55% of the policy’s average daily net assets in the Separate Account		Annual Rate • 0.90% of the policy’s average daily net assets in the Separate Account
Face Amount Charge[3]	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1000 of Face Amount.		same as current
		Coverage Year 1-5 6+	Rate $0.09 — $0.17 $0.00
Face amount charge for a 35-year-old male, non-tobacco user, in the standard risk class, with death benefit option 1, and a policy face amount of $500,000.[2]	Monthly, on the policy’s monthly charge date.	• $0.13 per $1000 of Face Amount		• $0.13 per $1000 of Face Amount
Loan Interest Rate Expense Charge	Reduces the interest we credit on the loaned value. We credit loan interest daily.	Policy Year 1-15 16+	Rate 0.90% 0.50%	All Policy Years • 2.0%

Fee Tables

Riders	When Rider Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted
Disability Benefit[4],5	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1 of Monthly Deduction • $0.01 — $0.26 Current Range of Rates per $100 of Specified Benefit Amount • $0.00 — $0.32	same as current
Rider charge for a 35-year-old male, non-tobacco user, in the standard risk class, with death benefit option 1, and a policy face amount of $500,000.[2,4],5	Monthly, on the policy’s monthly charge date.	• $0.06 per $1 of Monthly Deduction • $0.14 per $100 of Specified Benefit Amount	• $0.06 per $1 of Monthly Deduction • $0.14 per $100 of Specified Benefit Amount
Guaranteed Insurability[5]	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1000 of Option Amount • $0.03 — $0.11	same as current
Rider charge for a 35-year-old male, non-tobacco user, in the standard risk class, with death benefit option 1, and a policy face amount of $500,000.[2],5	Monthly, on the policy’s monthly charge date.	• $0.11 per $1000 of Option Amount	• $0.11 per $1000 of Option Amount
Other Insured[1] • When issued on the base insured • When issued on another insured	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1000 of Rider Insurance Risk • $0.03 — $22.51 • $0.03 — $25.01	• $83.33 per $1000 of Rider Insurance Risk

Rider charge for a 35-year-old male, non-tobacco user, in the standard risk class, with death benefit option 1, and a rider face amount of $500,000. [1,2]

• Issued on the base insured

• Issued on another insured

	Monthly, on the policy’s monthly charge date.	• $0.09 per $1000 of Rider Insurance Risk • $0.10 per $1000 of Rider Insurance Risk	• $0.14 per $1000 of Rider Insurance Risk
Waiver of Monthly Charges[4], 5	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1 of Monthly Deduction • $0.01 — $0.26	same as current
Rider charge for a 35-year-old male, non-tobacco user, in the standard risk class, with death benefit option 1, and a rider face amount of $500,000.[2,4],5	Monthly, on the policy’s monthly charge date.	• $0.06 per $1 of Monthly Deduction	• $0.06 per $1 of Monthly Deduction

All of the monthly charges listed in the Periodic Charges table above are deducted proportionately from the then current account values in the Separate Account and the guaranteed principal account (unless the Directed Monthly Deduction Program is in effect). The mortality and expense risk charge is deducted from the assets of the Separate Account only.

1	The rates vary by the insured’s gender, issue age, and risk classification, and by the year of coverage. The rates may not be representative of the charge that a particular policy owner will pay. If you would like information on the insurance charge rates for your particular situation, you can request a personalized illustration from your financial representative or by calling the MassMutual Customer Service Center at 1-800-272-2216.
The insurance charge rates reflected in this table are for standard risks; the maximum insurance charges are based on the 1980 Commissioners Standard Ordinary (1980 CSO) Tables. Additional charges, if any, may be assessed for risks associated with certain health conditions, occupations or avocations.
2	The rates shown for the “representative insured” are first year rates only.
3	The face amount charge for each segment is set at issue for the initial face amount and, for each increase, on the effective date of the increase. The rates will vary by the issue age of the insured for the initial face amount and, for increases, by the insured’s attained age on the effective date of the increase. Once set, however, the charge per $1000 of face amount remains constant during the segment’s first five coverage years, and then, in years six and beyond, it is zero. The range of face amount rates reflected for coverage years 1-5 simply accounts for the range of issue ages for all potential insureds.
4	The policy’s “monthly deduction” is the sum of the following current monthly charges: (a) administrative charge, (b) face amount charge, (c) insurance charge, and (d) any applicable rider charges.
5	The rates vary by the insured’s gender and age.

Fee Tables

Annual Fund Operating Expenses

While you own the contract, if your assets are invested in any of the divisions, you will be subject to the fees and expenses charged by the fund in which that division invests. The first table shows the minimum and maximum total operating expenses charged by any of the funds, expressed as a percentage of average net assets, for the year ended December 31, 2005. More detail concerning each fund’s fees and expenses that you may periodically be charged during the time that you own the contract, is contained in the second table below and each fund prospectus.

Charge	Minimum	Maximum
Total Annual Fund Operating Expenses that are deducted from Fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses.	0.37%	1.51%

Investment Management Fees and Other Expenses

The following table provides more specific information about the total fund operating expenses of each fund. The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended December 31, 2005.

Fund Name	Management Fees[1]	Other Expenses	12b-1 Fees		Total Fund Operating Expenses
AIM V.I. Financial Services Fund (Series I)	0.75%	0.37%	—		1.12%[2]
AIM V.I. Global Health Care Fund (Series I)	0.75%	0.33%	—		1.08%[2]
AIM V.I. Technology Fund (Series I)	0.75%	0.37%	—		1.12%[2]
American Century VP Income & Growth Fund	0.70%[3]	0.00%	—		0.70%
American Century VP Value Fund	0.93%[3]	0.00%	—		0.93%
American Funds® Asset Allocation Fund (Class 2)	0.34%[4]	0.01%	0.25%		0.60%[4]
American Funds® Growth-Income Fund (Class 2)	0.28%[4]	0.01%	0.25%		0.54%[4]
DWS Small Cap Index VIP[18]	0.35%	0.13%	—		0.48%[5]
Fidelity® VIP Contrafund® Portfolio (Initial Class)	0.57%	0.09%	—		0.66%[6]
Franklin Small Cap Value Securities Fund (Class 2)	0.52%	0.17%	0.25%	[7]	0.94%[8]
Goldman Sachs VIT Capital Growth Fund	0.75%[9]	0.15%[10,11]	—		0.90%[12]
Janus Aspen Balanced Portfolio (Service)	0.55%	0.02%	0.25%	[13]	0.82%
Janus Aspen Forty Portfolio (Institutional)	0.64%	0.03%	—		0.67%
Janus Aspen Worldwide Growth Portfolio (Institutional)	0.60%[14]	0.01%	—		0.61%
MFS® Investors Trust Series	0.75%	0.13%	—		0.88%[15]
MFS® New Discovery Series	0.90%	0.16%	—		1.06%[15]
MML Blend Fund	0.40%	0.03%	—		0.43%[16]
MML Emerging Growth Fund	1.05%	0.46%	—		1.51%[16]
MML Enhanced Index Core Equity Fund	0.55%	0.26%	—		0.81%[16]
MML Equity Fund	0.38%	0.03%	—		0.41%[16]
MML Equity Index Fund (Class II)	0.10%	0.27%	—		0.37%[17]
MML Growth Equity Fund	0.80%	0.25%	—		1.05%[16]
MML Inflation-Protected Bond Fund	0.59%	0.04%	—		0.63%[16]
MML Large Cap Value Fund	0.80%	0.09%	—		0.89%[16]
MML Managed Bond Fund	0.45%	0.01%	—		0.46%[16]
MML Money Market Fund	0.49%	0.05%	—		0.54%[16]
MML OTC 100 Fund	0.45%	0.41%	—		0.86%[16]
MML Small Cap Equity Fund	0.65%	0.06%	—		0.71%[16]
MML Small Cap Growth Equity Fund	1.07%	0.15%	—		1.22%[16]
MML Small Company Opportunities Fund	1.05%	0.09%	—		1.14%[16]
Oppenheimer Capital Appreciation Fund/VA	0.64%	0.02%	—		0.66%
Oppenheimer Core Bond Fund/VA	0.73%	0.03%	—		0.76%
Oppenheimer Global Securities Fund/VA	0.63%	0.04%	—		0.67%
Oppenheimer High Income Fund/VA	0.72%	0.03%	—		0.75%
Oppenheimer International Growth Fund/VA	1.00%	0.09%	—		1.09%
Oppenheimer Main Street Fund® /VA	0.65%	0.02%	—		0.67%
Oppenheimer MidCap Fund/VA19	0.67%	0.02%	—		0.69%
Oppenheimer Strategic Bond Fund/VA	0.69%	0.02%	—		0.71%
T. Rowe Price Blue Chip Growth Portfolio	0.85%	0.00%	—		0.85%
T. Rowe Price Equity Income Portfolio	0.85%	0.00%	—		0.85%
T. Rowe Price Mid-Cap Growth Portfolio	0.85%	0.00%	—		0.85%
Templeton Foreign Securities Fund (Class 2)	0.65%	0.17%	0.25%		1.07%[8]

Fee Tables

1	The “Management Fee” is the investment advisory fee paid by the Portfolio or Fund to its investment adviser.
2	The fund’s advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I Shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I Shares to 1.30% of average daily net assets for each series portfolio of AIM Variable Insurance Funds shown above. In determining the advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limit stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items, (v) expenses related to a merger or reorganization, as approved by the fund’s Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the fund benefits are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. The expense limitation is in effect through April 30, 2007.
3	Based on expenses incurred by the fund, as stated in the most recent shareholder report. The fund has a stepped fee schedule. As a result, the fund’s management fee rate generally decreases as fund assets increase.
4	The fund’s investment adviser is voluntarily waiving a portion of management fees. If this waiver were included, the management fees for the Asset Allocation Fund would have been 0.31%, and the total expenses would have been 0.57%; the management fees for the Growth-Income Fund would have been 0.25% and the total expenses would have been 0.52%.
5	Through May 31, 2006, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s operating expenses at 0.450%, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organization and offering expenses.
In addition, from June 1, 2006, through September 30, 2006, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s operating expenses at ratios no higher than 0.483%, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organization and offering expenses.
Restated on an annualized basis to reflect approved fee changes to take effect on or about June 1, 2006.
6	A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce the fund’s custodian expenses. Including these reductions, the total class operating expenses would have been 0.64%. This offset may be discontinued at any time.
7	While the maximum amount payable under the fund’s class rule 12b-1 plan is 0.35% per year of the fund’s class average annual net assets, the fund’s Board of Trustees (Board) has set the current rate at 0.25% per year.
8	The fund’s manager has agreed in advance to reduce its fees with respect to assets invested by the fund in a Franklin Templeton Money Market Fund (the Sweep Money Fund). This reduction is required by the fund’s Board of Trustees (Board) and an exemptive order of the Securities and Exchange Commission. If all fee reductions were reflected, total net fund operating expenses would have been: 0.89% for the Franklin Small Cap Value Securities Fund (Class 2) and 1.02% for the Templeton Foreign Securities Fund (Class 2).
9	The Investment Adviser has entered into a fee reduction commitment for the fund which was implemented on a voluntary basis beginning July 1, 2005 and on a contractual basis as of the date of this prospectus: a reduction in the management fee (at an annual rate) of 0.75% for the first $1 billion; 0.68% for the next $ 1 billon; and 0.65% for over $2 billon of average daily net assets.
10	“Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of the fund plus all other ordinary expenses not detailed above.
11	The Investment Adviser has agreed to limit “Other Expenses” (excluding management fees, transfer agent fees and expenses, taxes, interest, brokerage, litigation and indemnification costs, shareholder meeting and other extraordinary expenses, exclusive of any offset arrangements) to the extent that such expenses exceed, on an annual basis, 0.11% of the fund’s average daily net assets. The Investment Adviser may cease or modify the expense limitation at its discretion at any time. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.
12	The fund’s annual operating expenses are based on actual expenses for the fiscal year ended December 31, 2005.
13	Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.
14	Effective February 1, 2006, the Portfolio’s investment advisory fee rate changed from a fixed rate to a rate that adjusts upward or downward based upon the Portfolio’s performance relative to its benchmark index. This change will not impact the investment advisory fee shown until February 1, 2007, when the performance adjustment takes effect. Details discussing the change are included in the Statement of Additional Information for the Portfolio.
15	Each series has an expense offset arrangement that reduces the series’ custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent and may have entered into brokerage arrangements that reduced or recaptured series’ expenses. Any such fee reductions are not reflected in this table. Had these fee reductions been taken into account, “Net Expenses” would be lower.
16	MassMutual has agreed to bear expenses of the MML Blend Fund, MML Emerging Growth Fund, MML Enhanced Index Core Equity Fund, MML Equity Fund, MML Growth Equity Fund, MML Inflation-Protected Bond Fund, MML Large Cap Value Fund, MML Managed Bond Fund, MML Money Market Fund, MML OTC 100 Fund, MML Small Cap Equity Fund, MML Small Cap Growth Equity Fund, and MML Small Company Opportunities Fund (other than the management fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.11% of the average daily net asset values of the Funds through April 30, 2007. Such agreements cannot be terminated unilaterally by MassMutual. The expenses shown for MML Emerging Growth Fund, MML Enhanced Index Core Equity Fund, MML Growth Equity Fund, MML OTC 100 Fund and MML Small Cap Growth Equity Fund do not include this reimbursement. If this table did reflect these reimbursements, the Total Net Operating Expenses would be 1.16%, 0.66%, 0.91%, 0.56%, and 1.18%, respectively. We did not reimburse any expenses of the MML Blend Fund, MML Equity Fund, MML Inflation-Protected Bond Fund, MML Large Cap Value Fund, MML Managed Bond Fund, MML Money Market Fund, MML Small Cap Equity Fund, and MML Small Company Opportunities Fund in 2005.
17	MassMutual has agreed to bear the expenses (other than the management and administrative fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.05% of the average daily net asset values through April 30, 2007. Such agreements cannot be terminated unilaterally by MassMutual. In addition, MassMutual has agreed to waive certain administrative and shareholder service fees payable by the Fund on account of Class II. If this table had reflected these waivers, the Total Net Operating Expenses would have been 0.29%.
18	Prior to February 6, 2006, known as Scudder VIT Small Cap Index Fund.
19	Prior to May 1, 2006, known as Oppenheimer Aggressive Growth Fund/VA.

(See the fund prospectuses and Statement of Additional Information for more information.)

Fee Tables

The Company

C.M. Life Insurance Company (“C.M. Life” or “the Company”) is a wholly-owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). C.M. Life provides life insurance and annuities to individuals and group life insurance to institutions.

MassMutual is a diversified financial services company providing life insurance, long-term care insurance, annuities, disability income insurance, structured settlements, retirement and other products to individual and institutional customers. MassMutual is organized as a mutual life insurance company.

In this prospectus we will also refer to C.M. Life as “the Company”, “we”, “us”, or “our”.

C.M. Life’s home office is located at 100 Bright Meadow Boulevard, Enfield, Connecticut 06082.

The Variable Universal Life Policy

General Overview

The policy is a contract between you (the owner) and C.M. Life. In exchange for your premium payments, we agree to pay a death benefit to the beneficiary when the insured dies.

The policy provides premium payment and death benefit flexibility. It permits you to vary the frequency and amount of premium payments and to increase or decrease the policy’s face amount. The policy also offers you a choice of three death benefit options and you can, within limitations, change your death benefit option. You cannot, however, change the death benefit option after the insured reaches attained age 85. (An insured’s “attained age” is equal to their issue age plus the number of completed policy years.) This flexibility allows you to meet changing insurance needs under a single life insurance policy.

Generally, you are not taxed on policy earnings until you take money out of the policy. In most cases, you will not be taxed on the amounts you take out until the total of all your withdrawals exceeds the amount of all your premium payments. This is known as tax deferral.

The policy is called variable life insurance because you can choose to allocate your net premium payments among various investment choices. Your choices include the funds listed in this prospectus and a guaranteed principal account (GPA). Your policy value and the amount of the death benefit we pay may vary due to a number of factors, including, but not limited to, the investment performance of the funds you select, the interest we credit on the GPA, and the death benefit option you select.

When the insured dies, if the policy is in force, we will pay the beneficiary a death benefit. The policy offers a number of death benefit payment methods.

Your life insurance policy provides coverage for as long as the policy has sufficient account value. Unless required by state law, it does not “mature” or provide an endowment in a specific policy year as some traditional life insurance policies do. If your policy contains a maturity provision, it will mature on the date shown on the schedule page of your life insurance policy. Any cash surrender value the policy has on the Maturity Date will be paid to the owner. Refer to your life insurance policy to determine if your policy matures.

This prospectus describes the policy. Since it is not intended to address all situations, the actual provisions of your policy will control. You should consult your policy for more information about its terms and conditions, and for any state-specific variances that may apply to your policy.

The Company/The Variable Universal Life Policy

Owner, Insured, Beneficiary

Owner

You name the owner in the application, however, the owner may be changed while the policy is in force, therefore, the owner is the person we have listed as such in our records. The owner is the person who will generally make the choices that determine how the policy operates while it is in force. When we use the terms “you” or “your”, in this prospectus, we are referring to the owner.

The sale of your policy to an unrelated investor, sometimes called a viatical company, in a “life settlement” typically has high transaction costs that may significantly reduce the value of your estate. Discuss the benefits and risks of selling your life insurance policy with your registered representative and estate planner before you enter into a life settlement.

Insured

The insured is the person on whose life the policy is issued. The policy owner must have an insurable interest in the life of the insured in order for the policy to be valid under state law and for the policy to be considered life insurance for income tax purposes. If the policy does not comply with the insurable interest requirements of the issue state at the time of issue, the policy may be deemed void from the beginning. As a result, the policy would not provide the intended benefits. It is the responsibility of the policy owner to determine whether proper insurable interest exists at the time of policy issuance.

You named the insured in the application for the policy. We did not issue a policy for an insured that was age 86 or older. Before issuing a policy, we required evidence to determine the insurability of the insured. This usually required a medical examination.

Beneficiary

You named a beneficiary to receive any death benefit in the application. Unless an irrevocable beneficiary has been named or an assignment is in effect, you can change the beneficiary at any time before the insured dies by sending a written request to our Administrative Office. If an irrevocable beneficiary has been named or an assignment is in effect, the owner must have the beneficiary’s or assignee’s consent to change the beneficiary. Generally, the change will take effect as of the date your request is signed.

You may name different classes of beneficiaries, such as primary and secondary. These classes will set the order of payment. There may be more than one beneficiary in a class.

If no beneficiary is living when the insured dies, unless you have given us different instructions, we will pay you the death benefit. If you are deceased, it will be paid to your estate.

Owner, Insured, Beneficiary

Purchasing a Policy and Your Right to Cancel

Purchasing a Policy

The policy is no longer offered for sale. Owners may, however, continue to make premium payments under existing policies. To purchase a policy you had to send us a completed application. The minimum initial face amount of a policy was, and is $50,000. The owner selected, within our limits, the policy’s face amount. It is used to determine the amount of insurance coverage the policy provides while it is in force. The initial face amount is the face amount that was in effect on the policy date. It was listed on the first page of your policy.

We determined whether to accept or reject the application for the policy and the insured’s risk classification. Coverage under the policy generally became effective on the policy’s issue date. However, if we did not receive the first premium and all documents necessary to process the premium by the issue date, coverage began on the date those items were received, in good order, at our Administrative Office.

“Good order” means that all the necessary documents and forms are complete and in our possession.

Policies generally were issued with values that vary based on the gender of the insured. In some situations, however, we may have issued unisex policies, that is policies whose values do not vary by the gender of the insured. Policies issued in Montana are unisex and policies issued as part of an employee benefit plan may be unisex. References in this prospectus to sex-distinct policy values are not applicable to unisex policies.

Your Right to a “Free Look”

You had the right to examine your policy. If you changed your mind about owning it, generally, you could have cancelled it within 10 days of receiving it. If you cancelled the policy, we issued you a refund. The free look period and the amount refunded vary. You should refer to your policy for the refund that applies in your state of issue, however, the following information will give you a general understanding of our refund procedures if you cancel your policy.

In most states we refunded the policy’s account value less any policy debt. In these states, if your premium was received in good order, it was allocated to your investment choices on the day after the policy’s issue date.

In certain other states we refunded the premium paid less withdrawals and debt, and in a few states we refunded your full premium. In those states your premium payment was held in the MML Money Market division of the separate account during the free look period.

To cancel the policy, you had to return it to us at our Administrative Office, to the registered representative who sold the policy, or to one of our agency offices.

Replacements

A “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financial purchase. A “financial purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender, or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest.

You should also note that once you have replaced your variable life insurance policy or annuity contract, you generally cannot reinstate it even if you choose not to accept your new variable life insurance policy or annuity contract during your “free look” period. The only exception to this rule would be if you live in a state that requires the insurer to reinstate the previously surrendered policy or contract if the owner chooses to reject their new variable life insurance policy or annuity contract during the “free look” period.

Purchasing a Policy and Your Right to Cancel

Premiums

The “planned premium” amount you pay is based on a number of factors including, but not limited to:

•	face amount,
•	the insured’s gender,
•	the insured’s issue age,
•	the insured’s risk classification,
•	policy charges,
•	death benefit option, and
•	whether or not any riders apply to the policy.

Premium Payments and Payment Plans

If you or the premium payor receive a single bill for multiple insurance policies, premium payments for VUL should be sent to:

MassMutual Financial Group

APM Payment Processing Center

PO Box 92483

Chicago, IL 60675-2483

For all other policies, premium payments for VUL should be sent to the appropriate following lockbox addresses:

Regular Mail:

MassMutual

PO Box 92483

Chicago, IL 60675-2483

Overnight Mail:

MassMutual

350 North Orleans Street

Receipt & Dispatch 8th Floor

Lockbox 92483

Chicago, IL 60654

Subsequent premium payments should not be sent to our Administrative Office. They should be sent to the appropriate lockbox. Premium payments sent to an incorrect lockbox will be considered not in good order. We will reroute the payment and apply it on the valuation date when it is received at the correct lockbox and is determined to be in good order.

You may also make premium payments by wire transfer. For instructions on how to make a premium payment by wire transfer, please call our Administrative Office at 1-800-272-2216.

First Premium

Generally, you determined the first premium you wanted to pay for the policy, but it must have been at least equal to the minimum initial premium. The minimum initial premium depended on:

•	your chosen premium frequency,
•	the policy’s initial face amount and death benefit option,
•	the issue age, gender, and risk classification of the insured, and
•	any riders on the policy.

Planned Premiums

When applying for the policy, you selected (within the policy limitations) the planned premium and payment frequency (annual, semiannual, quarterly, or monthly check service).

We send you premium notices based on your selections. If a planned premium payment is not made, the policy will not necessarily terminate. Conversely, making planned premium payments does not necessarily guarantee the policy will remain in force.

To change the amount and frequency of planned premiums, send a request to us at our Administrative Office, or call our Administrative Office at 1-800-272-2216.

If you change the frequency of your planned premiums, your policy may be at risk of lapsing because we do not bill for fractional payment periods.

Premiums

Example:

Your policy anniversary is on January 1 and you make planned quarterly premium payments. We have been sending you a bill each quarter for the applicable premium. In June you notify us that you want to change your planned premium from quarterly payments to annual payments. In this situation, we would have sent you bills for the first and second quarterly payments of that year. After receiving your notification, however, we would not send you a bill for the last two quarterly payments of that year. We will send your next bill out on the following policy anniversary date (January 1). If you choose not to make a premium payment between July and January 1, your policy may lapse before you receive your next bill. For more information on what happens if your policy lapses, please read the section titled Policy Termination and Reinstatement.

Premium Payment Plan

You may elect to pay premiums by pre-authorized check. Under this procedure, we automatically deduct premium payments each month from a bank account you designate. We will not send a bill for these automatic payments. You can discontinue this service by contacting our Administrative Office.

Notification of account changes must be received at our Administrative Office prior to 15 days before the next draft. Withdrawals from your bank account will be made on the 28th of each month unless you specify another date. We may automatically switch you to quarterly payments if (1) your policy has insufficient value to cover the monthly charges due and your elected premium is below the current monthly deductions or (2) we are unable to obtain the premium payment from your bank account.

You may also pay premiums from your existing Oppenheimer Money Market account provided the fund participates in the “Oppenheimer Automatic Insurance Premium Payment Plan”. Through this service, we automatically deduct premium payments from the Oppenheimer account you designate.

You should note that we cannot apply premium to your policy until 10 business days after your investment into the Oppenheimer account. For example, if you allocated funds to the Oppenheimer account on February 1st, the premium cannot be applied to your policy until February 11th regardless of when the premium is due. Withdrawals from your Oppenheimer account will be made on the 28th of each month unless you specify another date.

You can make changes to the Oppenheimer Automatic Insurance Premium Payment Plan by contacting our Administrative Office. The Oppenheimer account owner, or the policy owner may terminate the Oppenheimer Automatic Insurance Premium Payment Plan at any time, upon 30 days advanced written notice to the MassMutual address listed below.

MassMutual Financial Group

Life Customer Service Hub

1295 State Street

Springfield, MA 01111-0001

Oppenheimer Funds, Inc. is an indirect subsidiary of Massachusetts Mutual Life Insurance Company. Participating in the Oppenheimer Automatic Insurance Premium Payment Plan or purchasing an Oppenheimer investment is not an issue requirement for any life insurance policy or any other insurance policy issued by Massachusetts Mutual Life Insurance Company or one of its subsidiaries or affiliates. Refer to your Oppenheimer Money Market Prospectus for the risks and benefits of your Money Market account.

Premium Flexibility

After you paid the first premium, within limits you may pay any amount at any time while the insured is living. Although you must maintain sufficient account value to keep the policy in force, there is no required schedule for premium payments. You may, however, elect to set-up a “Planned Premium” payment plan. Premium payment plans are discussed above in the Premium Payments and Payment Plans section.

The minimum premium payment we will accept is $20.

In some cases, applying a subsequent premium payment in a policy year could result in your

Premiums

policy becoming a modified endowment contract (MEC). Generally, we will apply to your policy the part of the premium that will not cause it to become a MEC and we will refund the balance to you. Additionally, we will follow these procedures:

•	If we receive a subsequent premium payment greater than 21 calendar days prior to the Policy Anniversary Date the premium payment will be considered not in good order. We will credit only that part of the premium payment to the policy that will not cause the policy to become a MEC, unless you’ve previously notified us in writing that you want your policy to become a MEC. We will return the remaining portion of the payment to the premium payer. In addition, the payment frequency may be changed to annual to prevent subsequent premium bills from being produced prior to the next policy anniversary date.
•	If we receive a subsequent premium payment for a planned premium due greater than 10 but less than 22 calendar days prior to the policy anniversary date, the premium payment will be considered not in good order. We will hold the payment and send a written notice to the owner requesting instructions on how to apply the payment. If the owner does not respond within 10 business days we will credit the policy with the portion of the payment that will not cause the policy to become a MEC and return the balance of the payment to the premium payer. The premium will be credited on the Valuation Date immediately following the 10th business day after receipt of the premium payment. If the owner responds within 10 business days and requests that the policy become a MEC, the premium payment will be applied on the date we receive the instructions in good order. If the owner responds and does not want the policy to become a MEC, we will apply the portion of the payment that will not cause the policy to become a MEC on the date we receive the instructions in good order and return the balance of the payment to the premium payer.
•	If we receive a subsequent premium payment within 10 calendar days prior to the policy anniversary date, the premium payment will be considered not in good order. We will hold the payment and credit it to the policy on the policy anniversary date. If the policy anniversary date is not a Valuation Date, the payment will then be credited on the next Valuation Date following the policy anniversary. The owner will be notified of our action after the premium payment has been credited.

These procedures may not apply if there has been a material change to your policy that impacts the 7-pay limit or 7-pay period because the start of the 7-pay year may no longer coincide with your policy anniversary.

Premium Limitations

The Internal Revenue Code (IRC) has limits on the amount of money you may put into a life insurance contract and still meet the definition of life insurance for tax purposes. There are two tests under the IRC rules that are used to determine if a policy meets their guidelines:

•	the Cash Value Accumulation Test, and
•	the Guideline Premium Test.

If you chose the Cash Value Accumulation Test, the maximum premium you can pay each policy year is the greatest of:

(a)	an amount equal to $100 plus double the expense premium for the policy;

(b)	the amount of premium paid in the preceding policy year; or

(c)	the highest premium payment amount that would not increase the insurance risk.

If you chose the Guideline Premium Test, the maximum premium for each policy year is the lesser of:

(a)	the maximum premium for the Cash Value Accumulation Test; or

(b)	the Guideline Premium Test amount that will be stated in the policy.

We may refund any amount of premium payment that exceeds the limit under the test you have chosen for your policy. If we did not refund the excess premium, the policy may no longer qualify as life insurance under federal tax law.

If we receive a subsequent premium payment within 21 calendar days prior to the policy anniversary date, the premium payment will be considered not in good order. We will hold the payment and credit only that part of the premium payment to the policy that will not exceed the limit under the life insurance test you have chosen for your policy. The payment will be credited to the policy on the policy anniversary date. If the

Premiums

policy anniversary date is not a Valuation Date, the payment will then be credited on the next Valuation Date following the policy anniversary. We will return the remaining payment that we cannot apply. The premium payer will be notified of our action after the premium payment has been credited.

For more information on these tests, please read the “Minimum Death Benefit” section.

How and When Your Premium is Allocated

Net Premium

Net premium is a premium payment received in good order and accepted by us minus the premium expense charge.

Premiums that cause the policy to be a MEC may not be considered to be in good order, depending on when they are received.

The net premium is allocated among the divisions of the Separate Account and the guaranteed principal account according to your current instructions on our Net Premium Allocation Request form.

Net Premium Allocation

When applying for the policy, you indicated how you wanted net premiums allocated among the divisions and the guaranteed principal account.

You may change your net premium allocation at any time by sending a Net Premium Allocation Request form to us at our Administrative Office. You may also change your net premium allocation by telephone, facsimile transmission or through our website, subject to certain restrictions. We may be liable for any losses due to unauthorized or fraudulent instructions. Therefore, we will take reasonable steps to confirm that instructions given to us by telephone are genuine. We may tape record all telephone instructions.

You must set your net premium allocation in terms of whole-number percentages that add up to 100%.

The request to change your net premium allocation will become effective on the valuation date we receive your request, in good order, at our Administrative Office. If we receive your request in good order on a non-valuation date or after the close of a valuation date, the change will become effective on the next valuation date.

When Net Premium Is Allocated

The policy date, issue date, and register date of your policy may affect the allocation of your net premiums. This, in turn, can affect the investment earnings and interest credited on your policy account value.

The “issue date” is the date we actually issued the policy. The “policy date” normally is the same date as the issue date. However, you may have requested in your application that we set the policy date to be a specific date earlier than the issue date. In this case, monthly charges were deducted as of the requested policy date. These deductions covered a period of time during which the policy was not in effect. If you paid a premium with your application and requested a policy date earlier than the date we received your payment, interest accrued from the date we received your premium payment.

The “register date” is the first date premiums were allocated. We set the register date depending on the type of refund offered under your policy’s right to return provision. The register date must also have been a valuation date.

Allocation of Initial and Subsequent Net Premiums

We allocated any net premiums received on or before the issue date of the policy to our general investment account. We did not pay interest on these amounts.

These amounts were allocated among the divisions and the guaranteed principal account according to your net premium allocation instructions on the register date.

If your state of issue requires us to refund the policy’s account value, less any withdrawals and any policy debt, the register date was the valuation date that was on, or next followed, the later of:

a.	the day after the issue date of the policy, or

b.	the day we received the first premium payment in good order.

Premiums

If your state of issue requires us to refund either your full premium, or the premium you paid less withdrawals and less debt:

1.	The register date was the valuation date that is on, or next followed, the later of:

•	The day after the end of the right to return period; or
•	The day we received the first premium in good order.

2.	We allocated existing values, held as of the policy’s issue date, to the Money Market division on the first valuation date after the issue date. (The existing values at that time would have been any money taken with the application for the policy less any applicable charges.); and

3.	We allocated any net premiums received after the issue date, but before the register date, to the Money Market division.

We will apply your subsequent premium payments that are received on or after the register date, on the valuation date we receive them, in good order, at our Administrative Office or at the address shown on the premium notice. Subsequent premium payments will be applied in accordance with your premium allocation instructions. If we receive a subsequent premium payment, in good order on a non-valuation date or after the close of a valuation date, we will apply the payment on the next valuation date.

A “valuation date” is any day on which the net asset value of the units of each division of the Separate Account is determined. Generally, this will be any date on which the New York Stock Exchange (NYSE), or its successor, is open for trading. Our valuation date ends when the NYSE closes. This is usually at 4:00 p.m. Eastern Time.

Premiums

The following diagram provides an overview of how premium payments flow through your policy and where deductions for fees and expenses are taken.

Understanding policy expenses and cash flow

The chart to the right illustrates how cash normally flows through a VUL policy.

The shaded boxes show the fees and expenses you pay directly or indirectly under your policy. These are explained in the pages that follow.

Depending on the state of issue we may hold your initial net premium payments in the Money Market division until the Right to Return period is completed.

Your Premium
You make a premium payment
We deduct a Premium Expense Charge
Net Premium
We allocate the net premium to the investment options you choose.
The fund deducts advisory fees and other fund expenses from the portfolios
Loan Account
Accumulated value set aside to secure a policy loan
Guaranteed Principal Account
We hold amounts you allocate to this option in the general investment account
Variable Investment Options
We hold amounts you allocate to these options ("divisions") in the Separate Account
Separate Account VUL Segment
The variable investment divisions invest in the fund's portfolios
We deduct mortality and expense risk charge daily
We credit or debit investment earnings or losses
The loan interest rate expense charge reduces the interest credited on the loan account
We credit interest
We deduct
- insurance charge
- administrative charge
- face amount charge
- rider charges
We make monthly deductions
We deduct a processing fee for each withdrawal and a one-time processing fee for exercising certain riders. We may also assess pro rata surrender charges for reductions in face amount.
Account Value
We impose fees for certain transactions.
Death Benefit
We pay your selected death benefit less any outstanding policy debt
If you surrender your policy
We deduct any policy debt and any applicable surrender charges

Premiums

Investment Choices

The Separate Account

The Company’s assets are held in its general investment account. The general investment account is not registered under federal or state securities laws and, subject to applicable law, the Company has sole discretion over the assets in its general investment account.

The part of your premium that you invest in your policy’s variable investment divisions, however, is held in an account that is separate from the general assets of the Company. This account is called the C.M. Life Variable Life Separate Account I. In this prospectus we will refer to it simply as the “Separate Account”. The Company owns the assets in the Separate Account.

We established the Separate Account on February 2, 1995, according to the laws of the State of Connecticut. We registered it with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The Separate Account exists to keep your life insurance assets separate from our other company assets. As such, any income, gains, or losses credited to, or charged against, the Separate Account reflect only the Separate Account’s own investment experience. At no time will the Separate Account reflect the investment experience of the Company’s other assets.

We may not use the assets in the Separate Account to pay any liabilities of the Company other than those arising from the VUL policies. We may, however, transfer to our general investment account any assets that exceed anticipated obligations of the Separate Account. We are required to pay, from our general assets, if necessary, all amounts promised under the VUL policies.

We have established a segment within the Separate Account to receive and invest premium payments for the VUL policies. When we talk about the Separate Account in this prospectus, we are specifically referring to the VUL segment of the Separate Account.

Currently, the VUL segment of the Separate Account is divided into over 40 divisions, subject to state availability. Each “division” purchases shares in a corresponding fund. The underlying funds are listed in the next section.

Some of the underlying funds offered are similar to mutual funds offered in the retail marketplace. They may have the same investment objectives and portfolio managers as the retail funds. The funds offered in the VUL policy, however, are set up exclusively for variable annuity and variable life insurance products. Their shares are not offered for sale to the general public and their performance results will differ from the performance of the retail funds.

Policy owners do not invest directly into the underlying funds. Instead, they invest in the Separate Account divisions which then purchase shares of the corresponding underlying fund. The Separate Account owns the fund shares, the Company owns the Separate Account.

Investment Choices

Investment Choices

Underlying Funds

Following is a table listing the investment funds in which the divisions of the Separate Account invest, information on each fund’s adviser and sub-adviser, if applicable, as well as the investment objective of the fund being offered. More detailed information concerning the funds and their investment objectives, strategies, policies, risks and expenses is contained in each fund’s prospectuses. A copy of each underlying fund’s prospectus is attached to this prospectus.

Compensation We Receive From Funds and Advisers

Compensation We Receive From Advisers

We and certain of our insurance affiliates receive compensation from the advisers to some of the funds. We receive this compensation for making those funds available as investment choices within both this policy and other variable annuity and variable life insurance products issued by us and our affiliates (“MassMutual’s variable policies”), and in some cases, for providing administrative services (such as preparing shareholder communications and recordkeeping) to those funds or the fund’s adviser. The amount of this compensation is determined by multiplying a specified annual percentage rate by the average net assets held in that fund that are attributable to MassMutual’s variable policies. These percentage rates differ, but currently do not exceed 0.30%. Some advisers pay us more than others; some advisers do not pay us any such compensation.

This compensation is not reflected in the expenses that are disclosed in the Table of Fees and Expenses—Annual Fund Operating Expenses for the funds because this compensation is not paid out of the funds’ assets. Please visit massmutual.com/compensation or call (800) 272-2216 for a list of the funds whose advisers currently pay such compensation.

In addition, we may receive fixed dollar payments from the advisers to certain funds so that the adviser can participate in sales meetings conducted by MassMutual. Attending such meetings provides advisers with opportunities to discuss and promote their funds.

Compensation We Receive From Funds

We and certain of our affiliates also receive compensation from certain funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. This compensation is paid out of the fund’s assets and may be as much as 0.25% of the average net assets of an underlying fund which are attributable to MassMutual’s variable policies. This compensation is specified as 12b-1 fees in the Table of Fees and Expenses — Annual Fund Operating Expenses. An investment in a fund with a 12b-1 fee will increase the cost of your investment in this policy.

Compensation In General

The compensation (as described above) that we receive may be significant. We benefit from this compensation, and may use it for any corporate purpose, including paying expenses that we incur in promoting, issuing, distributing and administering the policy. Additionally, we consider the amount of compensation that we receive from the funds, their advisers, or their distributors along with the funds’ name recognition, asset class, the manager’s reputation, and performance when selecting the funds that will be available with MassMutual’s variable policies.

Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
AIM Variable Insurance Funds
AIM V.I. Financial Services Fund (Series I)	Adviser: A I M Advisors, Inc. (“AIM”) Sub-Adviser: N/A	Seeks capital growth. The fund normally invests at least 80% of its net assets in the equity securities and equity-related instruments of companies involved in the financial services sector.

Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
AIM Variable Insurance Funds (Continued)
AIM V.I. Global Health Care Fund (Series I)	Adviser: A I M Advisors, Inc. (“AIM”) Sub-Adviser: N/A	Seeks capital growth. The fund seeks to meet its objective by investing, normally, at least 80% of its assets in securities of health care industry companies.
AIM V.I. Technology Fund (Series I)	Adviser: A I M Advisors, Inc. (“AIM”) Sub-Adviser: N/A	Seeks capital growth. The fund normally invests at least 80% of its net assets in the equity securities and equity-related instruments of companies engaged in technology-related industries.
American Century Variable Portfolios, Inc.
American Century VP Income & Growth Fund	Adviser: American Century Investment Management, Inc. (“American Century”) Sub-Adviser: N/A	Seeks growth of capital by investing in common stocks. Income is a secondary objective. The fund pursues a total return and dividend yield that exceeds those of the S&P 500® Index[1] by investing in stocks of companies with solid expected returns.
American Century VP Value Fund	Adviser: American Century Investment Management, Inc. (“American Century”) Sub-Adviser: N/A	Seeks long-term capital growth by investing primarily in common stocks of companies believed to be undervalued at the time of purchase. Income is a secondary objective.
American Funds Insurance Series®
American Funds® Asset Allocation Fund (Class 2)	Adviser: Capital Research and Management Company Sub-Adviser: N/A	Seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long-term by investing in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less).
American Funds® Growth-Income Fund (Class 2)	Adviser: Capital Research and Management Company Sub-Adviser: N/A	Seeks capital appreciation and income by investing primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends.
DWS VIT Funds[3]
DWS Small Cap Index VIP[4]	Adviser: Deutsche Asset Management, Inc. (“DeAM”) Sub-Adviser: Northern Trust Investments N.A.	Seeks to match, as closely as possible, before expenses, the performance of the Russell 2000® Index[2], which emphasizes stocks of small U.S. companies.
Fidelity® Variable Insurance Products (“VIP”) Fund
Fidelity® VIP Contrafund® Portfolio (Initial Class)	Adviser: Fidelity Management & Research Company (“FMR”) Sub-Adviser: FMR Co., Inc.	Seeks long-term capital appreciation as its investment objective. The fund’s principal investment strategies include: Normally investing primarily in common stocks; Investing in securities of companies whose value it believes is not fully recognized by the public; Investing in domestic and foreign issuers; Investing in either “growth” stocks or “value” stocks or both; Using fundamental analysis of each issuer’s financial condition and industry position and market and economic conditions to select investments.

Investment Choices

Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
Franklin Templeton Variable Insurance Products Trust
Franklin Small Cap Value Securities Fund (Class 2)	Adviser: Franklin Advisory Services, LLC Sub-Adviser: N/A	Seeks long-term total return. The fund normally invests at least 80% of its net assets in investments of small capitalization companies and normally invests predominantly in equity securities. For this fund, small capitalization companies are those with market capitalization values not exceeding $2.5 billion, at the time of purchase. The fund invests mainly in equity securities of companies that the manager believes are undervalued.
Templeton Foreign Securities Fund (Class 2)	Adviser: Templeton Investment Counsel, LLC Sub-Adviser: Franklin Templeton Investment Management Limited	Seeks long-term capital growth. The fund normally invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets, and normally invests predominantly in equity securities.
Goldman Sachs Variable Insurance Trust
Goldman Sachs VIT Capital Growth Fund	Adviser: Goldman Sachs Asset Management, L.P. Sub-Adviser: N/A	Seeks long-term growth of capital by investing, under normal circumstances, at least 90% of its total assets (not including securities lending collateral and any investment of that collateral) measured at the time of purchase in equity investments. The fund seeks to achieve its investment objective by investing in a diversified portfolio of equity investments that are considered by the investment adviser to have long-term capital appreciation potential. Although the fund invests primarily in publicly traded U.S. securities, it may invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.
Janus Aspen Series
Janus Aspen Balanced Portfolio (Service)	Adviser: Janus Capital Management, LLC Sub-Adviser: N/A	Seeks long-term capital growth consistent with preservation of capital and balanced by current income by normally investing 50-60% of its assets in securities selected primarily for their growth potential and 40-50% of its assets in securities selected primarily for their income potential. The portfolio will normally invest at least 25% of its assets in fixed-income securities.
Janus Aspen Forty Portfolio (Institutional)	Adviser: Janus Capital Management, LLC Sub-Adviser: N/A	Seeks long-term growth of capital. The portfolio will pursue its objective by normally investing primarily in a core group of 20 to 40 common stocks selected for their growth potential.
Janus Aspen Worldwide Growth Portfolio (Institutional)	Adviser: Janus Capital Management, LLC Sub-Adviser: N/A	Seeks long-term growth of capital in a manner consistent with the preservation of capital by investing primarily in common stocks of companies of any size located throughout the world. The portfolio normally invests in issuers from several different countries, including the United States. The portfolio may, under unusual circumstances, invest in fewer than five countries or even a single country. The portfolio may have significant exposure to emerging markets.

Investment Choices

Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
MFS® Variable Insurance TrustSM
MFS® Investors Trust Series	Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A	Seeks long-term growth of capital with a secondary objective to seek reasonable current income. It normally invests at least 65% of its net assets in common stocks and related securities with a focus on companies with larger market capitalizations.
MFS® New Discovery Series	Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A	Seeks capital appreciation. It normally invests 65% of its net assets in equity securities of smaller emerging-growth companies.
MML Series Investment Fund
MML Emerging Growth Fund	Adviser: MassMutual Sub-Adviser: RS Investment Management, L.P.	Seeks capital appreciation by investing primarily in smaller, rapidly growing emerging companies —generally in industry segments experiencing rapid growth, and often including technology and technology-related concerns.
MML Equity Index Fund (Class II)	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, N.A.	Seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P 500® Index[1].
MML Growth Equity Fund	Adviser: MassMutual Sub-Adviser: Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”)	Seeks long-term growth of capital and future income by normally investing at least 80% of its net assets in the common stocks and securities convertible into common stocks of companies which the fund’s Sub-Adviser believes offer prospects for long-term growth.
MML Large Cap Value Fund	Adviser: MassMutual Sub-Adviser: Davis Selected Advisers, L.P.	Seeks both capital growth and income by selecting businesses that possess characteristics that the fund’s Sub-Adviser believes foster the creation of long-term value, such as proven management, a durable franchise and business model and sustainable competitive advantages.
MML OTC 100 Fund	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, N.A.	Seeks to approximate as closely as practicable (before fees and expenses) the total return of the 100 largest publicly traded over-the-counter common stocks.
MML Small Cap Growth Equity Fund	Adviser: MassMutual Sub-Adviser: Waddell & Reed Investment Management Company and Wellington Management Company, LLP	Seeks long-term capital appreciation by investing primarily in common stocks and equity securities of smaller companies which the managers believe offer potential for long-term growth.
MML Series Investment Fund II
MML Blend Fund	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital.
MML Enhanced Index Core Equity Fund	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Seeks to out-perform the total return performance of its benchmark index, the S&P 500® Index[1], while maintaining risk characteristics similar to those of the benchmark.

Investment Choices

Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
MML Series Investment Fund II (Continued)
MML Equity Fund	Adviser: MassMutual Sub-Advisers: AllianceBernstein L.P. and OppenheimerFunds, Inc.	Seeks as its primary objective to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income. Its secondary objective is the preservation of capital when business and economic conditions indicate that investing for defensive purposes is appropriate.
MML Inflation-Protected Bond Fund	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.
MML Managed Bond Fund	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Seeks to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital by normally investing at least 80% of its net assets in investment grade fixed income debt securities.
MML Money Market Fund	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Seeks to achieve high current income, the preservation of capital, and liquidity. These objectives are of equal importance. The fund invests in high quality debt instruments that have a remaining maturity not exceeding 397 days.
MML Small Cap Equity Fund	Adviser: MassMutual Sub-Adviser: OppenheimerFunds, Inc.	Seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of smaller companies.
MML Small Company Opportunities Fund	Adviser: MassMutual Sub-Adviser: OppenheimerFunds, Inc.	Seeks long-term capital appreciation through investment primarily in common stocks of smaller, faster-growing companies whose securities at the time of purchase are considered by the Sub-Adviser to be realistically valued.
Oppenheimer Variable Account Funds
Oppenheimer Capital Appreciation Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks capital appreciation by investing mainly in equity securities of well-known, established companies.
Oppenheimer Core Bond Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks a high level of current income with a secondary objective to seek capital appreciation when consistent with its primary objective.
Oppenheimer Global Securities Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks long-term capital appreciation. The fund invests a substantial portion of its assets in securities of foreign issuers, “growth-type” companies, cyclical industries and special situations considered to have appreciation possibilities.
Oppenheimer High Income Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks a high level of current income from investment in high-yield fixed-income securities.
Oppenheimer Main Street Fund®/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks high total return (which includes share-value growth and current income) from equity and debt securities.

Investment Choices

Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
Oppenheimer Variable Account Funds (Continued)
Oppenheimer MidCap Fund/VA5	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks capital appreciation by investing in “growth type” companies.
Oppenheimer Strategic Bond Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks a high level of current income principally derived from interest on debt securities.
Panorama Series Fund, Inc.
Oppenheimer International Growth Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks long-term growth of capital by investing under normal circumstances, at least 90% of its total assets in equity securities of companies wherever located, the primary stock market of which is outside the United States.
T. Rowe Price Equity Series, Inc.
T. Rowe Price Blue Chip Growth Portfolio	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A	Seeks long-term capital growth through investment in common stocks of large and medium-sized blue chip growth companies. Income is a secondary objective.
T. Rowe Price Equity Income Portfolio	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A	Seeks substantial dividend income and long-term capital growth through investment in common stocks of established companies.
T. Rowe Price Mid-Cap Growth Portfolio	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A	Seeks long-term capital appreciation through investment in stocks of mid-cap companies with potential for above-average earnings growth. T. Rowe Price defines mid-cap companies as those with market capitalizations within the range of companies in the S&P Mid-Cap 400® Index or the Russell Midcap® Growth Index.[2]

1	The S&P 500® Index is the Standard & Poor’s Composite Index of 500 stocks, an unmanaged index of common stock prices. The index does not reflect any fees or expenses. Standard & Poor’s is a division of The McGraw-Hill Companies, Inc. The S&P 500 Index is a registered trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by the fund. The fund is not sponsored, endorsed, sold, or promoted by Standard & Poor’s or The McGraw-Hill Companies, Inc.
2	Frank Russell Company is the owner of the trademarks and copyrights relating to the Russell indexes.
3	Prior to February 6, 2006, known as Scudder Investments VIT Funds.
4	Prior to February 6, 2006, known as Scudder VIT Small Cap Index Fund.
5	Prior to May 1, 2006, known as Oppenheimer Aggressive Growth Fund/VA.

Investment Choices

The Guaranteed Principal Account

Premium and account value allocated to the guaranteed principal account (GPA) become part of the general investment account of the Company, which supports life insurance and annuity obligations.

We have not registered the general investment account under the Securities Act of 1933 nor under the Investment Company Act of 1940 in reliance upon certain exemptions and exclusions in those laws. We have been advised that the Securities and Exchange Commission has not reviewed the disclosures in this prospectus that relate to the GPA or the general investment account. Those disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

The assets in the VUL separate account or our other separate accounts are not part of our general investment account. Subject to applicable law, we have sole discretion over the investment assets in our general investment account.

You do not participate in the investment performance of the assets in our general investment account. Instead, we guarantee that amounts allocated to the GPA, in excess of policy debt, will earn interest at a minimum rate of 3% per year.

For amounts in the GPA equal to any policy debt, the guaranteed minimum interest rate per year is the greater of:

•	3%, and
•	the policy loan rate less the maximum loan interest rate expense charge.

We may credit a higher rate of interest at our discretion.

Investment Choices

Policy Value

How the Value of Your Policy is Calculated

The value of your policy is called its “account value”. The account value has two components:

1.	the variable account value, and

2.	the fixed account value.

We will calculate your policy value on each valuation date.

Variable Account Value

Transactions in your variable divisions are all reflected through the purchase and sale of “accumulation units”. For instance, before we invest your net premium payment in a division, we convert your net premium payment into accumulation units and then purchase an appropriate number of shares in the designated fund.

The variable account value is the sum of your values in each of the divisions of the Separate Account. It reflects:

•	net premiums allocated to the Separate Account;
•	transfers to the Separate Account from the guaranteed principal account;
•	transfers and withdrawals from the Separate Account;
•	fees and charges deducted from the Separate Account;
•	the net investment experience of the Separate Account; and
•	loans deducted from the Separate Account.

Net Investment Experience. The net investment experience of the variable account value is reflected in the value of the accumulation units.

Every valuation date we determine the value of an accumulation unit for each of the separate account divisions. Changes in the accumulation unit value reflect the investment performance of the fund as well as deductions for the mortality and expense risk charge, and fund expenses.

The value of an accumulation unit may go up or down from valuation date to valuation date.

When you make a premium payment, we credit your policy with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the net premium payment allocated to a division by the unit value for that Separate Account division. When you make a withdrawal, we deduct accumulation units representing the withdrawal amount from your policy. We deduct accumulation units for insurance and other policy charges.

We calculate the value of an accumulation unit for each division at the close of each valuation date. Any change in the accumulation unit value will be reflected in your policy’s account value.

Fixed Account Value

The fixed account value is the accumulation of:

•	net premiums allocated to the guaranteed principal account (GPA); plus
•	amounts transferred into the GPA; minus
•	amounts transferred or withdrawn from the GPA; minus
•	monthly charges and surrender charges deducted from the GPA; plus
•	interest credited to the GPA.

Interest on the Fixed Account Value

The fixed account value earns interest at an effective annual rate, credited daily.

For the part of the fixed account value equal to any policy loan, the daily rate we use is the daily equivalent of:

•	the annual credited loan interest rate minus the current loan interest rate expense charge; or
•	3%, if greater.

On each policy anniversary, the interest earned on any outstanding loan is transferred to the divisions and the GPA according to your current premium allocation instructions.

For the part of the fixed account value in excess of any policy loan, the daily rate we use is the daily equivalent of:

•	the current interest rate we declare; or
•	the guaranteed interest rate of 3%, if greater.

Policy Value

Policy Termination and Reinstatement

This policy offers a no-lapse safety test that is explained later in this section. Other than meeting the requirements of the safety test, there is no guarantee that the policy will remain in force. In other words, making planned premium payments does not guarantee that the policy will remain in force. Conversely, the policy will not necessarily terminate if you do not make planned premium payments since the policy may have enough account value to cover the monthly deductions.

If the policy does terminate, you may be permitted to reinstate it.

Policy termination could have adverse tax consequences for you. To avoid policy termination and potential tax consequences in these situations, you may need to make substantial premium payments or loan repayments to keep your policy in force. For more information on the effect of policy termination, refer to the Federal Income Tax Considerations section.

Policy Termination

If there is no policy debt, the policy may terminate without value if:

•	Its account value on a monthly charge date cannot cover the charges due; and
•	The safety test is not met on that date.

If there is policy debt, the policy will terminate without value if:

•	The policy debt exceeds the account value, less surrender charges and less any charges due.

In this situation, your account value equal to any policy debt and any applicable surrender charges will be forfeited.

Safety Test

The safety test allows you to keep the policy in force, regardless of the value of the policy, by meeting monthly “guarantee premium” payment requirements. The safety test can be met only if there are no outstanding loans on the policy and during the guarantee period(s) stated in the policy.

Each guarantee period has an associated monthly guarantee premium. The amount of the guarantee premium depends on:

•	the insured’s issue age,
•	the insured’s gender,
•	the insured’s risk classification,
•	the current face amount, and
•	the death benefit option in effect at the time.

For each guarantee period, the safety test is met if:

(A)	Premiums paid less any amounts refunded or withdrawn, accumulated at an effective annual interest rate of 3%,

Equals or exceeds,

(B)	The total of all monthly guarantee premiums due since the policy date, accumulated at an effective annual interest rate of 3%.

Generally, the policy has two guarantee periods:

•	The first “guarantee period” is the first 20 policy years or, if less, to attained age 90 of the insured. (An insured’s “attained age” is equal to their issue age plus the number of completed policy years.)
•	The second guarantee period is to attained age 100 of the insured.

Both guarantee periods begin on your policy date. Guarantee periods may vary by state.

Example:

Assume your policy is in the first guarantee period and the monthly guarantee premium for that period is $25. Also assume that you have no policy debt and, beginning on the policy date, you have made premium payments of $35 on each monthly charge date. In this case, if the account value cannot cover the monthly charges, the policy will stay in force because the safety test has been met.

Grace Period

Before your policy terminates, we allow a grace period during which you can pay the amount of premium needed to avoid termination. We will mail you a notice stating this amount.

The grace period begins on the date the monthly charges are due. It ends on the later of:

•	61 days after the date it begins, or
•	31 days after the date we mail you the notice.

During the grace period, the policy will stay in force. If the insured dies during this period and

Policy Value

the necessary premium has not been paid, we will pay the death benefit proceeds, reduced by the amount of the unpaid premium.

If we do not receive the required payment by the end of the grace period, the policy will terminate without value at the end of the grace period.

The Company mailing a termination or a lapse notice to you constitutes sufficient notice of cancellation of coverage.

Reinstating Your Policy

If your policy terminates, you may be able to reinstate it. You may not, however, reinstate your policy if:

•	you surrendered it (unless required by law); or
•	five years have passed since it terminated.

To reinstate your policy, we will need:

1.	a written application to reinstate;
2.	evidence, satisfactory to us, that the insured is still insurable; and
3.	a premium payment sufficient to keep the policy in force for three months after reinstatement. The minimum amount of this premium payment will be quoted on request.
4.	a MEC Notice and Acknowledgement form, if the reinstated policy would be a MEC (see “Policy After You Reinstate” below, and the Federal Income Tax Considerations section).

We will not apply the required premium for reinstatement to an investment option until we have approved your reinstatement application.

The policy will be reinstated on the monthly charge date that is on, or precedes, the date we approve your application (the “reinstatement date”). We will assess monthly charges due to us upon reinstatement of your policy as of the reinstatement date.

Policy after You Reinstate

If you reinstate your policy, the face amount will be the same as it was when the policy terminated. Your account value at reinstatement will be:

•	the premium paid to reinstate your policy, plus
•	the account value of the policy on the date it lapsed adjusted to include, as applicable, accumulated interest and investment experience to the reinstatement date, minus
•	the premium expense charge, minus
•	applicable monthly charges due.

Additionally, if the policy lapsed during a period when a surrender charge applied and the surrender charge was taken at that time:

•	the account value of the reinstated policy will be increased by an amount equal to the surrender charge that was taken, plus interest accumulated from the date of the lapse, and
•	surrender charges, equal to the amount and period applicable when the policy lapsed, will apply to the reinstated policy.

We do not reinstate policy debt.

If you reinstate your policy, it may become a modified endowment contract under current federal tax law. Please consult your tax adviser. More information on modified endowment contracts is included in the Federal Income Tax Considerations section.

Reinstatement will not reverse any adverse tax consequences caused by policy termination unless it occurs within 90 days of the end of the grace period. In no situation, however, can adverse tax consequences that are a result of policy debt be reversed.

Policy Value

Policy Transactions

While your policy is in force you may generally transfer funds among the variable investment divisions and to or from the guaranteed principal account. You may also borrow against it, make withdrawals from it, or surrender it completely. These transactions are discussed below.

All transaction requests must be submitted to our Administrative Office.

Transfers

You may generally transfer all or part of a division’s account value to any other division or the guaranteed principal account. Transfers are effective on the valuation date we receive your request in good order at our Administrative Office. If we receive your request in good order on a non-valuation date or after the close of a valuation date, your transfer request will be effective on the next valuation date.

We do not charge for transfers.

You can submit transfer requests by sending us a written request on our Transfer of Values Request form. You may also submit transfer requests by telephone, facsimile transmission, or through our website, subject to certain restrictions. We may be liable for any losses due to unauthorized or fraudulent instructions, therefore, we will take reasonable steps to confirm that instructions given to us are genuine. We may tape record all telephone conversations.

Currently, there is no limit on the number of transfers you may make among the Separate Account divisions. We reserve the right, however, to terminate, limit, or modify your ability to make such transfers.

We limit transfers from the guaranteed principal account to the divisions to one each policy year. You may not transfer more than 25% of the guaranteed principal account value (less any policy debt) at the time of transfer. There is one exception to this rule. If:

•	you have transferred 25% of the guaranteed principal account value (less any policy debt) each year for three consecutive policy years; and
•	you have not added any net premiums or transferred amounts to the guaranteed principal account during these three years, then you may transfer the remainder of the guaranteed principal account value (less any policy debt) out of the guaranteed principal account in the succeeding policy year.

Limits on Frequent Trading and Market Timing Activity

This policy and its investment choices are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a fund in the following ways:

•	by requiring the fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and
•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all policy owners and beneficiaries under the policy, including long-term policy owners who do not engage in these activities. Therefore, we discourage frequent trading and market timing trading activity, and will not accommodate frequent transfers of account value among the funds. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase this policy.

We have adopted policies and procedures to help us identify those individuals or entities that we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing of funds among the divisions of the separate account, there can be no assurance that we will be able to identify all those who trade frequently or those who employ a market timing strategy, and curtail their trading in every instance.

In addition, some of the funds are available with variable products issued by other insurance

Policy Transactions

companies. We do not know the effectiveness of the policies and procedures used by these other insurance companies to detect frequent trading and/or market timing. As a result of these factors, the funds may reflect lower performance and higher expenses across all policies as a result of undetected abusive trading practices.

If we, or the investment adviser to any of the funds available with this policy, determine that a policy owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we will not allow the policy owner to submit transfer requests by overnight mail, facsimile transmissions, the telephone, our website, or any other type of electronic medium. Additionally, we may reject any single trade that we determine to be abusive or harmful to the fund. Orders for the purchase of fund shares may be subject to acceptance by the fund. Therefore, we reserve the right to reject, without prior notice, any fund transfer request if the investment in the fund is not accepted for any reason. You should read the fund prospectuses for a description of their frequent trading and/or market timing policies.

We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, the account value will remain in the investment choice from which the transfer was attempted. We will then allow you to resubmit the rejected transfer by regular mail only.

Additionally, we may in the future take any of the following restrictive actions that are designed to prevent the employment of a frequent trading or market timing strategy:

•	not accept transfer instructions from a policy owner or other person authorized to conduct a transfer;
•	limit the number of transfer requests that can be made during a policy year; and
•	require the value transferred into a fund to remain in that fund for a particular period of time before it can be transferred out of the fund.

We will apply any restrictive action we take uniformly to all policy owners we believe are employing a frequent trading or market timing strategy. These restrictive actions may not work to deter frequent trading or market timing activity.

We reserve the right to revise our procedures for detecting frequent trading and/or market timing at any time without prior notice if we determine it is necessary to do so in order to better detect frequent trading and/or market timing, to comply with state or federal regulatory requirements, or to impose different restrictions on frequent traders and/or market timers. If we modify our procedures, we will apply the new procedure uniformly to all policy owners.

Dollar Cost Averaging Program

Dollar Cost Averaging (DCA) may be a way to soften the effects of short-term market fluctuations on your investment returns. It is an automated transfer program.

Dollar Cost Averaging will not assure you of a profit and will not protect you against a loss in declining markets. Since our DCA program anticipates continued investment during periods of fluctuating prices, you should consider your ability to assume the financial risks of continued DCA through periods of fluctuating price levels.

Initially, a minimum of $1,000 of account value is placed in one division of the Separate Account. Then, over a stipulated period of time and at a preset frequency, a specified amount of account value is transferred from that division and allocated to other divisions or to the GPA. The minimum transfer amount for the DCA program is $100. (See the Transfers section for information on limits on transfers from the GPA.)

Since the same, specified dollar amount is transferred to each division at a preset frequency, more accumulation units are purchased when prices are low than when prices are high. Therefore, a lower average cost per unit may be achievable than through a lump-sum purchase of units or through non-level purchases of units.

If on a specified DCA transfer date, however, the division from which amounts are being transferred does not have enough value to make the transfers you elected, DCA will not occur. DCA will occur on the next designated DCA transfer date as long as the amount you designated to be transferred is available.

To elect DCA, complete our Dollar Cost Averaging Request form and send or fax it to us for processing. You can also elect DCA on our

Policy Transactions

website, subject to certain restrictions. You may specify a termination date for DCA, if you wish to do so. You may not elect Dollar Cost Averaging for the policy while Portfolio Rebalancing is in effect. We do not charge you to participate in the Dollar Cost Averaging program.

We may at any time modify, suspend, or terminate the Dollar Cost Averaging program without prior notification.

Portfolio Rebalancing Program

Portfolio Rebalancing is an automated transfer program that maintains specified ratios of account values among your selected portfolio rebalancing divisions.

Over time, varying investment performance among divisions may cause the ratios of your account value in those selected divisions to change. You may automatically rebalance the portions in the divisions you select with Portfolio Rebalancing.

You may choose divisions among which you wish to maintain certain relative proportions of account value. At a pre-determined frequency, we will make transfers among these selected divisions so that their account value will again match the ratios you set.

To elect Portfolio Rebalancing, complete our Portfolio Rebalancing Request form and send or fax it to us for processing. You can also elect Portfolio Rebalancing on our website, subject to certain restrictions. You may not elect Portfolio Rebalancing while Dollar Cost Averaging is in effect for the policy. We do not charge you to participate in the Portfolio Rebalancing program.

We may at any time modify, suspend, or terminate the Portfolio Rebalancing program without prior notification.

Example:

Assume that you want your initial net premium payment split between four divisions: the MML Managed Bond Fund, the MML Blend Fund, the MML Equity Fund, and the Oppenheimer MidCap Fund/VA.

You have also completed a Portfolio Rebalancing form indicating that you want the values in the MML Managed Bond Fund and the Oppenheimer MidCap Fund/VA rebalanced quarterly as follows:

•	60% in the MML Managed Bond Fund; and
•	40% in the Oppenheimer MidCap Fund/VA.

Over the next 2½ months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the MML Managed Bond Fund now represents 80% of the value of the two funds in your Portfolio Rebalancing Program.

On the first day of the next quarter, we would sell some of your units in the MML Managed Bond Fund and use the money to buy more units in the Oppenheimer MidCap Fund/VA to bring the ratio of the two funds back to 60/40 respectively. Note the other two funds (MML Blend and MML Equity) would remain unchanged, as you did not elect to include them in the Portfolio Rebalancing program.

Withdrawals

After the first policy year, you may withdraw up to 75% of the current net surrender value. The minimum amount you can withdraw is $100, including the withdrawal fee of $25. We do not charge a surrender charge for a withdrawal. You can make a withdrawal by sending or faxing us a written request on our Partial Withdrawal Request form.

You must state in your request form the dollar amount and corresponding investment division(s) from which you want the withdrawal made except in the case of a maximum partial withdrawal, which is 75% of the cash surrender value. If you request a maximum partial withdrawal and do not indicate which funds to withdraw the value from, the amount of the withdrawal will be deducted proportionately from the available divisions, including the non-loaned account value in the guaranteed principal account. If you choose to withdraw an amount from the guaranteed principal account, it may not exceed the non-loaned account value in that investment division.

A withdrawal will reduce your policy’s account value by the amount withdrawn, including the withdrawal fee. If the policy’s account value is reduced to a point where it cannot meet a monthly deduction your policy may terminate. A withdrawal may also reduce your policy’s face

Policy Transactions

amount and may have adverse tax consequences. If your policy’s face amount is decreased because of a withdrawal, surrender charges will not apply.

If you have chosen death benefit option 1 or 3, we will reduce the face amount of your policy by the amount of the withdrawal unless we receive evidence, satisfactory to us, that the insured is still insurable.

There is one exception:

If the death benefit provided by the death benefit option immediately before the withdrawal is equal to the minimum death benefit, either the face amount reduction will be limited or we will not reduce the face amount.

We will not reduce the face amount if the death benefit immediately after the withdrawal would be the new minimum death benefit (based on the reduced account value). Otherwise, the face amount reduction will be based on a formula.

The formula considers the smallest withdrawal amount that would bring the minimum death benefit below the death benefit provided by the death benefit option. The formula reduces the face amount by the excess of the requested withdrawal amount over this smallest withdrawal amount. (Minimum death benefit, death benefit, and death benefit option are explained in the Death Benefit section.)

We may not allow a withdrawal if it would result in a reduction of the face amount to less than the minimum initial face amount. Withdrawals may have adverse tax consequences.

Withdrawal requests where evidence of insurability is not required will be effective on the valuation date we receive the written request in good order at our Administrative Office. Withdrawal requests where evidence of insurability is required will be effective on the valuation date we approve the evidence of insurability application provided that the remainder of the withdrawal request is in good order on that date.

If a withdrawal would cause the policy to become a modified endowment contract, a MEC Notice and Acknowledgement Form will be required before the withdrawal will be processed. For more information on MECs, see the Federal Income Tax Considerations section.

We will pay any withdrawal amounts within 7 days of the withdrawal effective date unless we are required to suspend or postpone withdrawal payments. (See Other Policy Rights and Limitations.)

Surrenders

You may surrender your policy to us at any time while the policy is in force and the insured is alive. We will pay you its net surrender value. To surrender your policy you must send us a completed surrender form and any other forms we may require.

The surrender will be effective on the valuation date we receive all required, fully completed forms in good order at our Administrative Office. We will pay any surrender amounts within 7 days of the surrender effective date, unless we are required to suspend or postpone surrender payments. (Please refer to Other Policy Rights and Limitations.)

The policy terminates as of the effective date of the surrender and cannot be reinstated unless required by law. Surrendering the policy may result in adverse tax consequences.

If your policy contains a maturity provision, it will mature on the date shown on the schedule page of your life insurance policy. Any cash surrender value the policy has on the Maturity Date will be paid to the owner. Refer to your life insurance policy to determine if your policy matures.

Subject to product and state availability, an endorsement to your variable life insurance policy may be available. The endorsement allows the Company to waive surrender charges, under certain circumstances, if a policy owner wishes to exchange their existing variable life insurance policy offered by MassMutual or one of its subsidiaries for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. We have the right to modify, suspend, or terminate any replacement program at any time without prior notification.

For more information, please contact your registered representative or call our Administrative Office.

Policy Transactions

Net Surrender Value

The net surrender value of the policy is equal to:

•	the account value; minus
•	any surrender charges that apply, and minus
•	any policy debt.

Loans

You may take a loan from the policy once the account value exceeds the total of any surrender charges. We charge interest on policy loans and it may be added to the policy debt. We refer to all outstanding loans plus accrued interest as “policy debt”. You may repay all or part of your policy debt but you are not required to do so.

We currently allow loans in all policy years, however, we reserved the right to prohibit loans in the first policy year. The maximum loan amount allowed at any time is calculated as follows:

•	90% of
a.	the policy’s current account value, minus
b.	any current applicable surrender charge,
•	less any existing policy debt.

Taking a loan from your policy has several risks:

•	it may increase the risk that your policy will terminate because the safety test cannot be met if there is a loan outstanding;
•	it will have a permanent effect on your policy’s net surrender value;
•	it may increase the amount of premium needed to keep the policy in force;
•	it will reduce the death proceeds, and
•	it has potential adverse tax consequences.

The risks that can result from taking a loan may be reduced if you repay the policy debt. The tax consequences of loans are discussed in the Federal Income Tax Considerations section.

Loan Procedures

Requesting a Loan

•	You may take a loan by completing a Loan Request form and sending or faxing it to our Administrative Office.
•	You must assign the policy to us as collateral for the loan.

Payment of Proceeds

Loans will be effective on the valuation date we receive your Loan Request form and all other required documents in good order at our Administrative Office. On the effective date of the loan, we deduct proportionate accumulation units from the divisions and the guaranteed principal account (excluding any outstanding loans), and transfer the resulting dollar amounts to the loan section of the guaranteed principal account. We will pay any loan amounts within 7 days of the loan effective date, unless we are required to suspend or postpone loan amounts. (Please refer to Other Policy Rights and Limitations.)

Interest Credited on the Loaned Value

When you take a loan, we transfer an amount equal to the loan to the loan section of the guaranteed principal account. This amount earns interest at a rate equal to the greater of:

•	3%, or
•	the policy loan rate less the current loan interest rate expense charge.

On each policy anniversary, the interest rate earned on any outstanding loan is applied to the divisions of the Separate Account according to the values in them at that time. If you have no value in the separate account at that time, then the interest earned on any outstanding loan remains in the GPA.

Loan Interest Charged

At the time you applied for the policy, you selected either a fixed loan interest rate of 5% or (in all jurisdictions except Arkansas) an adjustable loan rate.

Each year we will set the adjustable rate that will apply for the next policy year. The maximum loan rate is based on the Monthly Average Corporate yield on seasoned corporate bonds as published by Moody’s Investors Service, Inc. If this Average is no longer published, we will use a similar average as approved by the insurance department of the state in which your contract was issued.

The maximum rate is the greater of:

i.	the published monthly average for the calendar month ending two months before the policy year begins; and
ii.	4%.

Policy Transactions

If the maximum rate is less than .5% higher than the rate in effect for the previous year, we will not increase the rate. If the maximum rate is at least 0.5% lower than the rate in effect for the previous year, we will decrease the rate.

Interest on policy loans accrues daily and becomes part of the policy debt as it accrues. It is due on each policy anniversary. If you do not pay it when it is due, the interest is deducted proportionately from the divisions of the Separate Account and the GPA according to the then current value in those divisions and added to the loan. (If the policy’s account value cannot cover the loan interest due, the policy may lapse according to the Policy Termination section of this prospectus.) As part of the loan, it will bear interest at the loan rate. We will treat capitalized interest the same as a new loan.

Effect of a Loan on the Values of the Policy

A policy loan negatively affects policy values since we reduce the death benefit and net surrender value by the amount of the policy debt.

As long as a loan is outstanding, a portion of the policy account value equal to the loan is invested in the guaranteed principal account. This amount does not participate in the investment performance of the Separate Account.

Whenever you reach your policy debt limit, your policy is at risk of terminating. If this happens we will notify you in writing. The section on Policy Termination explains more completely what will happen if your policy is at risk of terminating.

Your “policy debt limit” is reached when total policy debt exceeds the account value less surrender charges.

Repayment of Loans

You may repay all or part of your policy debt at any time while the insured is living and while the policy is in force. We will increase the death benefit and net surrender value under the policy by the amount of the repayment. We do not offer an automatic loan repayment plan.

You must clearly identify the payment as a loan repayment or we will consider it a premium payment. We will apply your loan repayments on the valuation date they are received at our Administrative Office, in good order.

Any loan repayment you make within 30 days of the policy anniversary date will first pay policy loan interest due. We will allocate any other loan repayment first to the guaranteed principal account until you have repaid all loan amounts that were deducted from that account. We will allocate additional loan repayments based on your premium allocation in effect at that time. Any loan repayment that is in excess of the outstanding loan will also be allocated according to your current premium allocation instructions.

We will deduct any outstanding policy debt from:

•	the proceeds payable on the death of the insured,
•	the proceeds payable when you surrender the policy, or
•	the account value if the policy lapses.

In these situations, we will then consider the policy debt paid.

Policy Transactions

Death Benefit

If the insured dies while the policy is in force and we determine that the claim is valid, we will pay the death benefit to the named beneficiary.

The death benefit will be the amount provided by the death benefit option in effect on the date of death, reduced by any outstanding policy debt, and any unpaid premium needed to avoid termination. The death benefit is calculated as of the date of the insured’s death.

The minimum death benefit for your policy is based on your policy’s account value as described below.

Minimum Death Benefit

In order to qualify as life insurance under Internal Revenue Code Section 7702, the policy must have a minimum death benefit that is determined by one of two compliance tests. You chose the test when you applied for the policy. You cannot change your choice of test after the policy is issued.

Cash Value Accumulation Test. Under this test the minimum death benefit is equal to a multiple of the account value. The multiple factor depends on the insured’s:

•	gender,
•	attained age, and
•	tobacco classification.

Guideline Premium Test. Under this test the minimum death benefit also is equal to a multiple of the account value, but the multiple factor varies only by the attained age of the insured.

The multiple factors for the Cash Value Accumulation Test and the Guideline Premium Test are shown in the policy.

Your choice of the Guideline Premium Test or the Cash Value Accumulation Test depended on how you intended to pay premiums. In general, if you intended to pay premiums only in the early policy years, the Cash Value Accumulation Test might have been appropriate. If you intended to pay level premiums over a long period of years, the Guideline Premium Test might have been more appropriate. You should have reviewed policy illustrations of both approaches with your financial representative to determine how the policy would work under each test, and which was best for you.

Death Benefit Options

When you apply for the policy you chose one of three death benefit options. These are:

•	Option 1 — The benefit is the greater of:

(a)	the face amount on the date of death; or

(b)	the minimum death benefit on the date of death.

•	Option 2 — The benefit is the greater of:

(a)	the face amount plus the account value on the date of death, or

(b)	the minimum death benefit on the date of death.

•	Option 3 — The benefit is the greater of:

(a)	the face amount plus the premiums paid (less any premiums refunded) to the date of death; or

(b)	the minimum death benefit on the date of death.

You should note that death benefit option 2 is a variable death benefit. This means that, because the death benefit amount includes the account value, it can change from day to day. Your policy’s account value will vary due to the investment performance of the variable divisions in which you have allocated premium. It is also impacted by the deduction of charges and other policy expenses. It is possible that the policy’s account value can be zero, which will reduce the overall value of the death benefit. The Policy Value section of this prospectus provides more detailed information on how your policy’s account value is determined.

The death benefit we pay will be reduced by any outstanding policy debt and any unpaid premium needed to avoid termination.

Right to Change the Death Benefit Option

After the first policy year, you may change the death benefit option while the insured is living. However no change will be permitted beyond the insured’s attained age 85. Although we do not currently restrict the number of times you may

Death Benefit

Death Benefit

change your death benefit option, we reserve the right to limit the number of death benefit option changes in any policy year.

You must send us a written request to change your death benefit option. We do not currently require evidence of insurability. We do, however, reserve the right to require a written application and evidence of insurability satisfactory to us for any death benefit option change.

The change in death benefit option will be effective on the monthly charge date that is on or precedes the date we receive the request.

The value of your death benefit under the new death benefit option will be the same as the value of the death benefit under the old death benefit option at the time of the change. Therefore, the policy’s face amount will be adjusted accordingly when there is a change in the death benefit option. (Appendix A contains examples of how a change in death benefit option impacts the policy’s face amount.)

When the face amount changes as a result of a change in the death benefit option:

•	the monthly charges will also change;
•	the charge for certain additional benefits may change, and
•	the policy surrender charge will not change.

You cannot change the death benefit option if, as a result, the face amount would be reduced to an amount that is less than the minimum initial face amount.

Right to Change the Face Amount

You may request an increase or decrease in the face amount. If you change your face amount, your policy charges, including surrender charges, will change accordingly. If the account value is insufficient (or the net surrender value if there is policy debt) to continue the policy in force with the requested change in face amount, we will require an additional premium payment prior to processing the requested change.

We reserve the right to limit the size and number of changes to the face amount in any policy year.

If you increase or decrease the policy face amount, your policy may become a modified endowment contract (MEC) under federal tax law. MEC’s are discussed in the Federal Income Tax Considerations section of this prospectus; however, you should consult your tax adviser for information on how a MEC may effect your tax situation.

Increases in Face Amount. To increase the policy face amount, you must provide us with a written application and evidence the insured is still insurable.

An increase in face amount may not be:

•	less than $15,000, or
•	made after the insured reaches attained age 86.

If the account value (or the net surrender value if there is policy debt) is insufficient to continue the policy in force for three months at the new monthly charges and interest, we may require a premium payment sufficient to increase the account value to such an amount.

If there is policy debt and the account value less any applicable surrender charges is insufficient to continue the policy in force for three months at the new monthly charges and interest, we may require a premium payment sufficient to increase the account value to such an amount.

Face amount increases will be effective on the monthly charge date that is on, or precedes, the date we approve the application for the increase.

Additional insurance charges and face amount charges will apply for each face amount increase elected. Additionally, a separate surrender charge schedule will apply to the amount of the increase. Generally, these surrender charges will apply during the first 10 years of the segment’s coverage.

Decreases in Face Amount. You may decrease the face amount any time after the first policy year or one year after a face amount increase. You must send a written request to our Administrative Office. When we receive a written request for a decrease in face amount from the policy owner, we will provide the policy owner with a written notice that specifies the surrender charges to be assessed at the time of the decrease. If the policy owner does not withdraw the request for the decrease in face amount within ten days from the date of the written notice, we will process the decrease in face amount and assess any surrender charges that may apply. If we determine that the policy will become a MEC, then the decrease will not be processed until a MEC Notice and

Acknowledgment form is received in good order at our Administrative Office.

If you decrease the policy face amount, we cancel all or part of your face amount segments, and a partial surrender charge may apply. Surrender charges that apply when you decrease the policy’s face amount are discussed in the Charges and Deductions section under Surrender Charges for Decreases in Face Amount.

A decrease will reduce the face amount in the following order:

(a)	the face amount of the most recent increase, then
(b)	the face amounts of the next most recent increases successively; and last
(c)	the initial face amount.

You may not decrease the face amount if the decrease would result in a face amount of less than the minimum initial face amount ($50,000).

Face amount decreases will be effective on the monthly charge date that is on, or precedes the date we receive your written request for the decrease. A face amount decrease will reduce your policy’s account value by the amount of the partial surrender charge. If the policy’s account value (or the net surrender value if there is policy debt) is reduced to a point where it cannot cover the charges due, the policy may terminate.

Decreases in the policy’s face amount may have adverse tax consequences.

When We Pay Death Benefit Proceeds

If the policy is in force and it is determined that the claim is valid, we normally pay the death benefit within seven calendar days after we receive all required documents, in good order, at our Administrative Office.

Certain situations may delay payment of a death claim. Some of the situations that can cause a delay in payment include, but are not limited to, the following:

We investigate all death claims that occur within two-years (a) after the policy is issued, (b) after an increase in the face amount, or (c) after reinstatement. These two-year periods are called the policy’s “contestable periods”. We may also investigate death claims beyond a two-year contestable period.

We generally determine whether the contested claim is valid within five days after we receive the information from a completed investigation. Since it may take some time to receive the information, however, payment could be delayed during this period.

We can also delay payment of the death benefit during periods when:

i.	it is not reasonably practical to determine the amount because the New York Stock Exchange is closed (other than customary week-end and holiday closings);

ii.	trading is restricted by the SEC;

iii.	the SEC declares an emergency exists; or

iv.	the SEC, by order, permits us to delay payment in order to protect our owners,

and if,

•	the period begins on or before the date of the insured’s death; and
•	the amount of the death benefit is based on the variable account value of the policy as of the date of the insured’s death.

We will pay interest on the death benefit from the date of death to the date of a lump sum payment or the effective date of a payment option.

Payment Options

We will pay the death benefit in one lump sum or the beneficiary may choose one or more of the following options:

•	installments for a specified period;
•	installments for a specified amount;
•	as a life income;
•	as a life income with payments guaranteed for the amount applied;
•	as a joint lifetime income with reduced payments to the survivor;
•	interest on the benefit amount.

Your policy and the Statement of Additional Information provide more information about these payment options.

Death Benefit

Suicide

If the insured dies by suicide, while sane or insane, the policy will terminate and a refund will be made.

•	If the death occurs within two years after the issue date, the refund will be limited to the sum of all premiums paid less any withdrawals and any policy debt.
•	If the death occurs within two years after reinstatement of the policy, the refund will be limited to the sum of the premium paid to reinstate and all premiums paid thereafter, less any premiums returned, and withdrawals after reinstatement and any policy debt at the time of death.
•	If death occurs within two years after the effective date of an increase in face amount (but at least two years after the issue date or any reinstatement), the refund attributed to the increase will be limited to the sum of the monthly charges made for the increase. However, if a refund as described in either of the two preceding paragraphs is payable, there will be no additional payment for the increase.

Error of Age or Gender

At the time of a death claim, if the insured’s age or gender was misstated in the policy application, or the policy has been issued incorrectly, we may adjust the face amount. The adjustment will reflect the amount provided by the most recent monthly insurance charges using the correct age and gender. If the adjustment is made while the insured is living, monthly charges after the adjustment will be based on the correct age and gender.

Death Benefit

Other Benefits Available Under the Policy

Additional Benefits You Can Get By Rider

You can obtain additional benefits if you request them and qualify for them. We provide additional benefits by riders, which are subject to the terms of both the rider and the policy. The cost of each rider is generally deducted as part of the monthly charges. Some riders do not result in monthly charges, however, we may charge a one-time fee when you exercise the rider.

If you choose to add a rider for which we charge, you may cancel it at any time upon written request.

Following is a brief description of the riders that can, subject to state availability, be added to the policy. For more information on these riders please refer to the Statement of Additional Information or talk to your financial representative. The terms and conditions of these riders may vary from state to state.

Disability Benefit Rider

This rider provides a disability benefit while the insured is totally disabled as defined in the rider. Under this rider we will credit a specified monthly amount as indicated in your policy and we will also waive the monthly charges due.

Guaranteed Insurability Rider

This rider provides the right to increase the face amount of the policy without evidence of insurability on certain options dates as defined in the rider.

Other Insured Rider

This rider provides level term insurance on the life of the insured named in the base policy, or the insured’s spouse or child. The coverage under the rider is convertible for a limited amount of time. You may request an increase or decrease in the face amount of the rider. If you change the face amount, your policy charges will change accordingly.

In deciding whether to use the Other Insured Rider as part of the total coverage under your policy, you should consider a number of factors. If the insured named in the rider is the same as the insured named in the base policy:

•	Since there are no surrender charges associated with the rider, the policy’s total net surrender value may be higher during periods when surrender charges are in effect.
•	The policy may have lower account values in later years.
•	Decreasing the rider face amount would not incur a surrender charge.
•	The amount of premiums you may pay each policy year may be lower.
•	If your policy has the Disability Benefit Rider (discussed earlier in this section) and the insured becomes totally disabled, the monthly rider benefit may be lower.

You should review these factors with your financial representative before deciding whether to use the Other Insured rider and the insured named in the rider is the same as the insured named in the base policy.

Substitute of Insured Rider

This rider, within certain limitations, allows you to substitute a new insured in place of the current insured named in the base policy. This rider is included automatically with the policy.

Substituting a new insured under the policy may have adverse tax consequences. Please consult your tax advisor before you make your decision.

Waiver of Monthly Charges Rider

Under this rider, we will waive the monthly charges due for the policy while the insured is totally disabled as defined in the rider.

Other Benefits Available Under the Policy

Charges and Deductions

We deduct the following charges from the policy.

In addition, the fund managers deduct expenses from the funds. For more information about these expenses, see the individual fund prospectuses.

Transaction Charges

Deductions from Premiums

We deduct a premium expense charge from each premium payment you make. The premium expense charge is generally used to cover taxes assessed by a state and/or other governmental agency as well as acquisition expenses.

The current premium expense charge we deduct is 5% of premium up to and including the expense premium and 3% of premium over the expense premium. The maximum premium expense charge we can deduct is 7.5% of premium up to and including the expense premium, and 5% of premium over the expense premium.

Example:

Assume that you are a 35-year-old male, non-smoker and that your policy has a face amount of $200,000. The expense premium for your policy is 8.45 per $1000 of face amount or 1690 (200 x 8.45).

Now assume that you make a premium payment of $1000. Your premium expense charge is 7.5% of your premium payment up to and including the policy’s expense premium. Since your premium payment is less than the policy’s expense premium of 1690, your premium expense charge will be $75 (7.5% x $1000).

If your premium payment had been $2000, it would have exceeded the expense premium by $310 ($2000 – 1690). Consequently, your premium expense charge would have been $142.25:

•	7.5% of $1690 ($126.75) plus
•	5% of $310 ($15.50).

If you have increased the policy face amount, the expense premium used for this charge is the total of the expense premium for the initial face amount and for all increases.

Withdrawal Charge

If you make a withdrawal from your policy, we deduct $25 from the amount you withdraw. This fee is guaranteed not to increase for the duration of the policy. This charge reimburses us for processing the withdrawal.

Loan Interest Rate Expense Charge

We assess a loan interest rate expense charge against policies with outstanding loan balances. The current loan interest rate expense charge is .90% in policy years 1 through 15, and .50% in policy years 16 and beyond. The maximum loan interest rate expense charge is 2%. It is deducted from the policy loan interest rate to determine the interest rate we use to credit interest to the loaned portion of the guaranteed principal account. This charge reimburses us for the ongoing expense of administering the loan.

Surrender Charges

There is a charge if you fully surrender your policy or if you decrease the face amount. We may also take any applicable surrender charges if your policy lapses. (See the Policy Termination section for more information.) Generally, these charges will apply during:

•	the first 14 years of coverage, and
•	the first 14 years after each increase in face amount.

However, in no event will we deduct surrender charges after the insured’s attained age 99.

This surrender charge is also sometimes called a “deferred sales load”. The charge compensates us for expenses incurred in issuing the policy, and face amount increases, and for the recovery of acquisition costs.

The surrender charge is a charge against the account value of the policy. The deduction is taken from the Separate Account divisions and the non-loaned portion of the guaranteed principal account in proportion to the values in each on the effective date of the surrender or decrease in face amount.

Charges and Deductions

We calculate surrender charges separately for the initial face amount and for each increase in the face amount. They are based on the policy’s face amount, the insured’s age, gender, risk classification, and coverage year. The surrender charge for the policy is the sum of the surrender charges for the initial face amount and all face amount increases.

Your policy’s surrender charges will be listed in your policy. For the first year of coverage the charge was based on the expense premium for that coverage. It was equal to the expense premium of the policy for standard risks, multiplied by 140%.

The surrender charge is equal to the first year surrender charge multiplied by the following annual percentages:

Year	%	Year	%
1	100%	8	50%
2	93%	9	43%
3	86%	10	36%
4	79%	11	29%
5	71%	12	21%
6	64%	13	14%
7	57%	14	7%

In no case, however, will the surrender charge ever exceed $50 per $1,000 of face amount.

Subject to product and state availability, an endorsement to your variable life insurance policy may be available. The endorsement allows the Company to waive surrender charges, under certain circumstances, if a policy owner wishes to exchange their existing variable life insurance policy offered by MassMutual or one of its subsidiaries for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. We have the right to modify, suspend, or terminate any replacement program at any time without prior notification.

For more information, please contact your registered representative or call our Administrative Office.

Surrender Charges for Decreases in Face Amount

If you decrease your policy’s face amount, we cancel all or a part of your face amount segments and charge a partial surrender charge that is equal to the surrender charge associated with each decreased or cancelled segment multiplied by the proportion of that segment that is decreased. If the partial surrender charge would be greater than the account value (less debt) of the policy, we set the partial surrender charge equal to the account value (less debt) on the date of the surrender.

After a face amount decrease, we reduce the surrender charge for the remaining segments by the amount of the partial surrender charge. This charge provides us with a proportional compensation for expenses incurred in issuing the policy and face amount increases, and for the recovery of acquisition costs.

Rider Processing Fee

We may charge a one-time processing fee for some riders.

Monthly Charges Against the Account Value

The following charges are deducted from the account value on each monthly charge date.

The “monthly charge date” is the date on which monthly charges for the policy are due. The first monthly charge date was the policy date. Subsequent monthly charge dates are on the same day of each succeeding calendar month.

Your policy’s monthly charge date will be listed in the policy specifications page. Monthly charges are deducted from the division(s) and the guaranteed principal account in proportion to the non-loaned values in each on the date the deduction is taken.

Administrative Charge and Face Amount Charge

The administrative charge and the face amount charge reimburse us for issuing and administering the policy, and for such activities as processing claims, maintaining records and communicating with you.

Administrative Charge. The current administrative charge is $6 per policy, per month. The maximum administrative charge is $12 per policy, per month.

Charges and Deductions

Face Amount Charge. The face amount charge is a rate per $1,000 of face amount. We calculate the face amount charge separately for the initial face amount and for each increase in the face amount. It is based on:

•	the issue age of the insured for the initial face amount, and
•	for each increase, the insured’s age at time of the increase,

and it is multiplied by the segment face amount. This charge is assessed during the first five years of coverage.

Insurance Charge

The insurance charge reimburses us for providing you with life insurance protection. We deduct an insurance charge based on your policy’s insurance risk. These deductions are made by selling accumulation units, proportionately, from each division in which you have an account value and the GPA.

The maximum or guaranteed insurance charge rates associated with your policy are shown in the policy’s specification pages. They are calculated using the 1980 Commissioners Standard Ordinary Mortality Tables or, for unisex rates, the 1980 Commissioners Ordinary Mortality Table B. The rates are also based on the age, gender (unless the unisex rates are used), and risk classification of the person insured by the policy.

Your policy’s actual or current insurance charge rates are based on the insured’s issue age (and age at increase, if applicable), risk class, and gender (unless unisex rates are used). These rates generally increase as the insured’s age increases. The rates will vary with the number of years the coverage has been in force and with the total face amount of the policy.

How the insurance charge is calculated.

A.	If the minimum death benefit is not in effect:

We calculate the insurance charge on each monthly charge date by multiplying the current insurance charge rate by a discounted insurance risk.

The insurance risk is the difference between:

•	The amount of benefit available, on that date, under the death benefit option in effect, discounted by the monthly equivalent of 3% per year, and
•	the account value at the beginning of the policy month before the monthly insurance charge is due.

The following three steps describe how we calculate the insurance charge for your policy:

Step 1: We calculate the total insurance risk for your policy:

a.	We divide the amount of benefit under the death benefit option in effect that would be available at the beginning of the policy month by 1.0024662698 (which is the monthly equivalent of 3%);
b.	We subtract your policy’s account value at the beginning of the policy month from the amount we calculated in 1a above.

Step 2: We allocate the insurance risk in proportion to the face amount of each segment and each increase that’s in force as of your monthly charge date.

Step 3: We multiply the amount of each allocated insurance risk by the insurance charge rate for each coverage segment. The sum of these amounts is your insurance charge.

B.	If the minimum death benefit is in effect:

We also calculate the insurance charge on each monthly charge date. However, in Step 1 we calculate the total insurance risk for your policy, as described in A, (i) assuming the minimum death benefit is in effect, and then (ii) assuming the minimum death benefit is not in effect.

Step 2: We allocate the insurance risk:

a.	calculated for (ii) in proportion to the face amount of each segment and each increase that’s in force as of your monthly charge date, and
b.	we subtract the risk calculated for (ii) from the risk calculated for (i) and allocate that amount to the last underwritten segment.

Step 3: We multiply the amount of each allocated insurance risk by the insurance charge rate for each coverage segment. The sum of these amounts is your insurance charge.

Additional Information about the Insurance Charge. We will apply any changes in the insurance charges uniformly for all insureds of the same issue ages, gender, risk classes, and whose

Charges and Deductions

coverage has been in-force for the same length of time. No change in insurance class or cost will occur on account of deterioration of the insured’s health after we issue the policy.

Because your account value and death benefit may vary from month to month, your insurance charge may also vary on each monthly charge date. The cost of your insurance depends on the amount of insurance risk on your policy. Factors that may affect the insurance risk include:

•	the amount and timing of premium payments,
•	investment performance,
•	fees and charges assessed,
•	the addition or deletion of certain riders,
•	rider charges,
•	withdrawals,
•	policy loans,
•	changes to the face amount, and
•	changes to the death benefit option.

Rider Charges

The charges for the following riders are deducted from the account value on each monthly charge date: Disability Benefit Rider, Guaranteed Insurability Rider, Other Insured Rider and Waiver of Monthly Charges Rider.

The current charge for the Waiver of Monthly Charges Rider is $0.01 to $0.26 per $1 of monthly deductions. Charges for the Disability Benefit Rider have two components. A portion of the charge is based on a current rate of $0.01 to $0.26 per $1 of monthly deductions. The remainder of the charge is based on a current rate of $0 to $0.32 per $100 of specified benefit amount. Monthly charges will continue to, but not including, the policy anniversary date on which the insured’s attained age becomes 65.

The rates for the Other Insured Rider vary by the insured’s gender, issue age, risk classification and year of coverage. Current rates range from $0.03 to $25.01 per $1,000 of rider insurance risk. Monthly charges will continue to, but not including, the policy anniversary date on which the insured’s attained age becomes 100.

The current charge for the Guaranteed Insurability Rider is $0.03 to $0.11 per $1,000 of optional insurance coverage. Monthly charges will continue to, but not including, the policy anniversary date on which the insured’s attained age becomes 46.

The rates for the Waiver of Monthly Charges Rider, Disability Benefit Rider and Guaranteed Insurability Rider vary by the insured’s gender and age.

Directed Monthly Deduction Program

You may elect to have us deduct the monthly charges from one division of the Separate Account, or from the guaranteed principal account, rather than from all options on a pro rata basis. This feature is called the Directed Monthly Deduction Program (DMDP).

To elect DMDP, complete our Directed Monthly Deduction Program Request form and send it to us for processing. The program will continue as long as you have enough value in your selected option on a monthly charge date to cover the monthly charges then due, or unless you have specified a termination date in your request form.

If you don’t have enough value in your selected option on any monthly charge date to cover the monthly charges then due, the deduction for that date will revert to the pro rata basis. We may, at any time, modify, suspend, or terminate the Directed Monthly Deduction Program without prior notification.

Daily Charges Against the Separate Account

The following charges are deducted from the Separate Account daily:

Mortality and Expense Risk Charge

The mortality and expense risk charge imposed is a percentage of the policy’s average daily net assets held in the Separate Account. The current annual percentage is 0.55% in all policy years. The maximum annual percentage is 0.90% in all policy years.

The charge is deducted from your account value in the Separate Account but not from the guaranteed principal account.

This charge compensates us for mortality and expense risks we assume under the policies and for acquisition costs. The mortality risk assumed is that the insurance charges will be insufficient to meet actual claims. The expense risk assumed is

Charges and Deductions

that the expenses incurred in issuing, distributing and administering the policies will exceed the administrative and face amount charges collected.

If the mortality and expense risk charge is not sufficient to cover the mortality and expense risk, we will bear the loss. If the amount of the charge is more than sufficient to cover the mortality and expense risk, we will make a profit on the charge. We may use this profit for any purpose, including the payment of marketing and distribution expenses for the contract.

Fund Expenses

The Separate Account purchases shares of the funds at net asset value. The net asset value of each fund reflects investment management fees and other expenses already deducted from the assets of the fund. In addition, one or more of the funds available as an investment choice may pay us a distribution fee out of the fund’s assets called a “12b-1” fee. Any investment in one of the funds with a 12b-1 fee will increase the cost of your investment in this contract. Please refer to the fund prospectuses for more information regarding these expenses.

Special Circumstances

There may be special circumstances that result in sales or administrative expenses or insurance risks that are different than those normally associated with this policy. Under such circumstances, we may vary the charges and other terms of the policies. We will make these variations only in accordance with uniform rules we establish.

Charges and Deductions

Federal Income Tax Considerations

The information in this prospectus is general and is not an exhaustive discussion of all tax questions that might arise under the policy. The information is not written or intended as tax or legal advice, and may not be relied upon for purposes of avoiding any federal tax penalties. You are encouraged to seek legal and tax advice from a qualified tax advisor. In addition, we do not profess to know the likelihood that current federal income tax laws and Treasury Regulations or the current interpretations of the Internal Revenue Code, Regulations, and other guidance will continue. We cannot make any guarantee regarding the future tax treatment of any policy. We reserve the right to make changes in the policy to assure that it continues to qualify as life insurance for tax purposes.

No attempt is made in this prospectus to consider any applicable state or other tax laws.

Policy Proceeds and Loans. We believe the policy meets the Internal Revenue Code (“IRC”) definition of life insurance. Therefore, the death benefit under the policy generally is excludible from the beneficiary’s gross income under federal tax law, and the gain accumulated in the contract is not taxed until withdrawn or otherwise accessed. Gain withdrawn from a policy is taxed as ordinary income.

The following information applies only to a policy that is not a modified endowment contract (“MEC”) under federal tax law. See Modified Endowment Contracts later in this section for information about MECs.

As a general rule, withdrawals are taxable only to the extent that the amounts received exceed your cost basis in the policy. Cost basis equals the sum of the premiums and other consideration paid for the policy less any prior withdrawals under the policy that were not subject to income taxation. For example, if your cost basis in the policy is $10,000, amounts received under the policy will not be taxable as income until they exceed $10,000 in the aggregate; then, only the excess over $10,000 is taxable.

However, special rules apply to certain withdrawals associated with a decrease in the policy death benefit. The IRC provides that if:

•	there is a reduction of benefits during the first 15 years after a policy is issued, and
•	there is a cash distribution associated with the reduction,

you may be taxed on all or a part of the amount distributed. After 15 years, cash distributions are not subject to federal income tax, except to the extent they exceed your cost basis.

If you surrender the policy for its net surrender value, all or a portion of the distribution may be taxable as ordinary income. The distribution represents income to the extent the value received exceeds your cost basis in the policy. For this calculation, the value received is equal to the account value, reduced by any surrender charges, but not reduced by any outstanding policy debt. Therefore, if there is a loan on the policy when the policy is surrendered, the loan will reduce the cash actually paid to you but will not reduce the amount you must include in your taxable income as a result of the surrender.

To illustrate how policy termination with an outstanding loan can result in adverse tax consequences as described above, suppose that your premiums paid (that is, your cost basis) in the policy is $10,000, your account value is $15,000, you have no surrender charges, and you have received no other distributions and taken no withdrawals under the policy. If, in this example, you have an outstanding policy debt of $14,000, you would receive a payment equal to the net surrender value of only $1,000; but you still would have taxable income at the time of surrender equal to $5,000 ($15,000 account value minus $10,000 cost basis).

The potential that policy debt will cause taxable income from policy termination to exceed the payment received at termination also may occur if the policy terminates without value. Factors that may contribute to these potential situations include: (1) amount of outstanding policy debt at or near the maximum loan value; (2) unfavorable investment results affecting your policy account value; (3) increasing monthly policy charge rates due to increasing attained age of the insured; (4) high or increasing amount of insurance risk, depending on death benefit option and changing account value; and (5) increasing policy loan rates if the adjustable policy loan rate is in effect.

Federal Income Tax Considerations

One example occurs when the policy debt limit is reached. If, using the previous example, the account value were to decrease to $14,000 due to unfavorable investment results, and the policy were to terminate because the policy debt limit is reached, the policy would terminate without any cash paid to you; but your taxable income from the policy at that time would be $4,000 ($14,000 account value minus $10,000 cost basis). The policy also may terminate without value if unpaid policy loan interest increases the outstanding policy debt to reach the policy debt limit.

To avoid policy terminations that may give rise to significant income tax liability, you may need to make substantial premium payments or loan repayments to keep your policy in force.

You can reduce the likelihood that these situations will occur by considering these risks before taking a policy loan. If you take a policy loan, you should monitor the status of your policy with your financial representative and your tax adviser at least annually, and take appropriate preventative action.

A change of the owner or the insured, or an exchange or assignment of the policy, may cause the owner to recognize taxable income.

We believe that, under current tax law, any loan taken under the policy will be treated as policy debt of the owner. If your policy is not a MEC, the loan will not be considered income to you when received.

Interest on policy loans used for personal purposes generally is not tax-deductible. However, you may be able to deduct this interest if the loan proceeds are used for “trade for business” or “investment” purposes, provided that you meet certain narrow criteria.

If the owner is a corporation or other business, additional restrictions may apply. For example, there are limits on interest deductions available for loans against a business-owned policy. In addition, the IRC restricts the ability of a business to deduct interest on debt totally unrelated to any life insurance, if the business holds a cash value policy on the life of certain insureds. The alternative minimum tax (“AMT”) may apply to the gain accumulated in a policy held by a corporation. The corporate AMT may apply to a portion of the amount by which death benefits received exceed the policy’s net surrender value on the date of death.

The impact of federal income taxes on values under the policy and on the benefit to you or your beneficiary depends on the Company’s tax status and on the tax status of the individual concerned. We currently do not make any charge against the Separate Account for federal income taxes. We may make such a charge eventually in order to recover the future federal income tax liability to the Separate Account.

Federal estate and gift taxes, state and local estate taxes, and other taxes depend on the circumstances of each owner or beneficiary.

Investor Control. There are a number of tax benefits associated with variable life insurance policies. Gains on the net investment experience of the Separate Account are deferred until withdrawn or otherwise accessed, and gains on transfers among divisions of the Separate Account also are deferred. For these benefits to continue, the policy must continue to qualify as life insurance. In addition to other requirements, federal tax law dictates that the insurer, and not the policy owner, has control of the investments underlying the various divisions for the policy to qualify as life insurance.

You may make transfers among divisions of the Separate Account, but you may not direct the investments each division makes. If the IRS were to conclude that you, as the investor, have control over these investments, then the policy would no longer qualify as life insurance and you would be taxed on the gain in the policy as it is earned rather than when it is withdrawn or otherwise accessed.

The IRS has provided some guidance on investor control, but many issues remain unclear. One such issue is whether a policy owner can have too much investor control if the variable life policy offers a large number of investment divisions in which to invest account values. We do not know if the IRS will provide any further guidance on the issue. We do not know if any such guidance would apply retroactively to policies already in force.

Consequently, we reserve the right to further limit net premium allocations and transfers under the policy, so that it will not lose its qualification as life insurance due to investor control.

Federal Income Tax Considerations

Modified Endowment Contracts. If a policy is a modified endowment contract (“MEC”) under federal tax law, loans, withdrawals, and other amounts distributed under the policy are taxable to the extent of any income accumulated in the policy. The policy income is the excess of the account value (both loaned and unloaned) over your cost basis. For example, if your cost basis in the policy is $10,000 and the account value is $15,000, then all distributions up to $5,000 (the accumulated policy income) are immediately taxable as income when withdrawn or otherwise accessed. The collateral assignment of a MEC is also treated as a taxable distribution. Death benefits paid under a MEC, however, are not taxed any differently than death benefits payable under other life insurance contracts.

If any amount is taxable as a distribution of income under a MEC, it will also be subject to a 10% penalty tax. There are a few exceptions to the additional penalty tax for distributions to individual owners. The penalty tax will not apply to distributions:

(i)	made on or after the date the taxpayer attains age 59½; or
(ii)	made because the taxpayer became disabled; or
(iii)	made as part of a series of substantially equal periodic payments paid for the life or life expectancy of the taxpayer, or the joint lives or joint life expectancies of the taxpayer and the taxpayer’s beneficiary. These payments must be made at least annually.

A policy is a MEC if it satisfies the IRC definition of life insurance but fails the “7-pay test.” A policy fails this test if:

•	the accumulated amounts paid under the contract at any time during the first seven contract years exceeds

•	the total premiums that would have been payable at that time for a policy providing the same benefits guaranteed after the payment of seven level annual premiums.

A life insurance policy may pass the “7-pay test” and still be taxed as a MEC if it is received in a IRC Section 1035 tax-deferred exchange for a MEC.

If certain changes are made to a policy, we will retest it to determine if it has become a MEC. For example, if you reduce the death benefit during a 7-pay testing period, we will retest the policy using the lower death benefit amount, from the start of that testing period. If the reduction in death benefit causes the policy to fail the 7-pay test for any prior policy year, the policy will be treated as a MEC beginning in the policy year in which the reduction takes place.

Any reduction in benefits attributable to the non-payment of premiums will not be taken into account if the benefits are reinstated within 90 days after the reduction in such benefits.

We will retest whenever there is a “material change” to the policy while it is in force. If there is a material change, a new 7-pay test period begins at that time. The term “material change” includes certain increases in death benefits.

Since the policy provides for flexible premium payments, we have procedures for determining whether increases in death benefits or additional premium payments cause the start of a new seven-year test period or cause the policy to become a MEC.

Once a policy fails the 7-pay test, loans and distributions taken in the year of failure and in future years are taxable as distributions from a MEC to the extent of gain in the policy. In addition, the IRS has authority to apply the MEC taxation rules to loans and other distributions received in anticipation of the policy’s failing the 7-pay test. The IRC authorizes the issuance of regulations providing that a loan or distribution, if taken within two years prior to the policy’s becoming a MEC, shall be treated as received in anticipation of failing the 7-pay test. However, such written authority has not yet been issued.

Under current circumstances, a loan, collateral assignment, or other distribution under a MEC may be taxable even though it exceeds the amount of income accumulated in that particular policy. For purposes of determining the amount of income received from a MEC, the law considers the total of all income in all the MECs issued within the same calendar year to the same owner by an insurer and its affiliates. Loans, collateral assignments, and distributions from any one MEC are taxable to the extent of this total income.

Qualified Plans. The policy may be used as part of certain tax-qualified and/or ERISA employee benefit plans. Since the rules concerning the use of

Federal Income Tax Considerations

a policy with such plans are complex, you should not use the policy in this way until you have consulted a competent tax adviser. You may not use the policy as part of an Individual Retirement Account (IRA) or as part of a Tax-Sheltered Annuity (TSA) or Section 403(b) custodial account.

While the policy is owned by the qualified plan, we will only pay amounts under the policy while the insured is still living (e.g., withdrawals, surrenders, and loans) to the qualified plan trustee or plan administrator. We will not make such payments directly to any other party, including the insured participant. The only exception is for a Keogh plan, where the insured participant is also the policy owner.

Payments to Nonresident Aliens. Generally, a taxable distribution from a policy paid to a nonresident alien is subject to federal income tax at a rate of 30% of the amount of taxable income that is distributed. We are required to withhold this 30% tax and send it to the Internal Revenue Service.

A “nonresident alien” is a person who is not a U.S. citizen and who is not a U.S. resident (based on either the “green card” or “substantial presence” test). A payment is treated as paid to a nonresident alien even if it is deposited into a U.S. bank account owned by a nonresident alien.

Some distributions to nonresident aliens may be subject to a lower tax rate (or to no tax) if a U.S. income tax treaty with the payee’s country of residence provides for lower rate of U.S. tax or for no tax. To obtain the benefit of any reduced tax allowed by a treaty, the nonresident alien must claim the treaty benefit by providing us with a Form W8-BEN containing:

1.	proof of residency (in accordance with Internal Revenue Service (“IRS”) requirements); and
2.	an IRS individual taxpayer identification number (“ITIN”).

If the nonresident alien does not satisfy all of these conditions, we will withhold 30% of the taxable portion of the distribution.

Federal Income Tax Considerations

Other Information

Other Policy Rights and Limitations

Right to Assign the Policy

Generally, you may assign the policy as collateral for a loan or other obligation. For any assignment to be binding on us, however, we must receive a signed copy of it at our Administrative Office. We are not responsible for the validity of any assignment.

Your Voting Rights

You have the right to instruct us how to vote on questions submitted to the shareholders of the funds supporting the policy. This right is limited to the extent you have invested in those divisions.

Your right to instruct us is based on the number of shares of the funds attributable to your policy. The number of shares of any fund, attributable to your policy, is determined by dividing the account value held in that division by $100. Fractional votes are counted.

You will receive proxy material and a form to complete giving us voting instructions. We vote those shares for which we do not receive instructions in the same proportion as the shares for which we do receive instructions.

Suitability

According to federal securities law, a registered representative is required to recommend a security only when the representative believes that the security is suitable for the customer.

Variable life insurance policies are complex insurance products with unique benefits if the policy remains in force. Before you purchase a variable life insurance policy, you should consider whether among other things:

•	you have a need for death benefit protection;
•	you understand the risks and benefits of the policy;
•	you can afford to pay the applicable policy charges to keep the policy in force;
•	you understand how the policy charges impact your policy’s account value;
•	you understand your account value will fluctuate when allocated to the Separate Account;
•	you understand that the Company prohibits market timing and frequent transfers;
•	you understand that you generally have no access to your account value in the first year;
•	you understand whether your registered representative will receive more compensation for selling this life insurance policy rather than another;
•	you understand that if you are older, the following features of a variable life insurance policy will more likely disadvantage you: 1) the limitations on account value access; and 2) the impact of account value fluctuations on variable death benefit options.

Deferral of Payments

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a Policy Owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

Delay of Payment of Proceeds from the GPA

We may delay payment of any net surrender values, withdrawals, and loan proceeds that are based on the GPA for up to six months from the date the request is received at our Administrative Office.

If we delay payment of a surrender or withdrawal for 30 days or more, we add interest to the date of payment at the same rate it is paid under the interest payment option.

Delay of Payment of Proceeds from the Separate Account

We can delay payment of the net surrender value or any withdrawal or loan from the Separate Account during any period when:

i.	it is not reasonably practical to determine the amount because the New York Stock

Other Information

Exchange is closed (other than customary week-end and holiday closings);
ii.	trading is restricted by the SEC;
iii.	the SEC declares an emergency exists; and
iv.	the SEC, by order, permits us to delay payment in order to protect our owners.

Reservation of Company Rights to Change the Policy or Separate Account

Separate Account Changes

We reserve the right to make certain material changes to the Separate Account. Specifically, we reserve the rights to:

•	Create new divisions of the Separate Account;
•	Create new Separate Accounts and new segments;
•	Combine any two or more Separate Account segments or divisions;
•	Make available additional or alternative divisions of the Separate Account investing in additional investment companies;
•	Invest the assets of the Separate Account in securities other than shares of the funds. These securities can be substitutes for fund shares already purchased or they can apply only to future purchases;
•	Operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;
•	De-register the Separate Account under the 1940 Act in the event such registration is no longer required;
•	Substitute one or more funds for other funds with similar investment objectives;
•	Delete funds or close funds to future investments; and
•	Change the name of the Separate Account.

We have reserved all rights to the name C.M. Life Insurance Company or any part of it. We may allow the Separate Account and other entities to use our name or part of it, but we may also withdraw this right.

As a result of changes in applicable laws, regulations or variable investment divisions offered under the policy, we may exercise one or more of the rights listed above. If we exercise any of these rights, we will receive prior approval from the Securities and Exchange Commission, if necessary. We will also give you notice of our intent to exercise any of these rights.

Distribution

MML Distributors, LLC (“MML Distributors”), a limited liability corporation, is the principal underwriter of the policy. MML Distributors is a broker-dealer registered with the Securities and Exchange Commission and is a member of the NASD. MML Distributors is a subsidiary of MassMutual. Pursuant to an Underwriting and Servicing Agreement, MML Distributors receives compensation for its activities as underwriter for the policy.

The policy is no longer for sale to the public. While the policy was offered for sale, both registered representatives of MML Investors Services, Inc. (“MMLISI”), a subsidiary of MassMutual, and registered representatives of other broker-dealers who entered into distribution agreements with MML Distributors (“Broker-Dealers”) sold the policy. Such registered representatives are also licensed insurance agents. Owners, however, may continue to make premium payments under their existing policies.

MassMutual also contracted with Broker-Dealers who acted as Wholesalers and who may have assisted in finding other Broker-Dealers to offer and sell the policies. Wholesalers may provide training, marketing and other sales-related functions to Broker-Dealers and their registered representatives. Wholesalers may also provide certain administrative services to MassMutual in connection with the policies (collectively referred to as “Services”). Some Wholesalers are also Broker-Dealers, authorized on their own behalf to sell the policy. MassMutual (through MML Distributors) compensates these Wholesalers for the Services.

Commissions and Allowances Paid to MMLISI and Broker-Dealers

Commissions are paid to MMLISI and all Broker-Dealers who sold the policy. MassMutual pays commissions for policies sold by MMLISI registered representatives through MMLISI to those registered representatives. MassMutual pays commissions for policies sold by registered representatives of other Broker-Dealers through MML Distributors to those Broker-Dealers.

Other Information

Commissions are based on certain commission schedules and rules. Commissions are a percentage of the premium paid in each year of coverage and differ for premiums paid up to the Target Premium and for premiums paid in excess of the Target Premium. The Target Premium is based on the issue age, gender and risk classification of the insured. We also pay a renewal commission after the first policy year that is a percentage of the average monthly account value for the policies.

We also pay expense reimbursement and other allowances in connection with the sales of the policies.

The Statement of Additional Information contains more detail on the maximum commission percentages and allowances payable under the policy.

Wholesaler Compensation

MassMutual pays commissions and allowances to Wholesalers who are Broker-Dealers, authorized to sell the policies on their own behalf. MassMutual pays allowances to Wholesalers who are Broker-Dealers who provide Services to other Broker-Dealers in connection with the sales of the policies. MassMutual may also pay compensation to the Wholesaler in the event that the Target Premium for all life insurance products credited to the Wholesaler equals or exceeds preset Target Premium thresholds in certain years (“Progressive Compensation”). The Progressive Compensation payment schedule may vary for specific Wholesalers.

The Target Premium for Wholesalers referenced in this section is premium paid for all MassMutual life insurance products credited to the Wholesaler including traditional whole life, term, and universal life insurance policies as well as variable life insurance policies.

The Statement of Additional Information contains more detail on the maximum Wholesaler Compensation payable under the policy.

Additional Compensation Paid to MMLISI

Most MMLISI registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency. Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips. Sales of this policy may have helped these registered representatives and their supervisors qualify for such benefits. MMLISI registered representatives who are also General Agents or sales managers of MassMutual also may receive overrides, allowances and other compensation that is based on sales of the policy by their registered representatives.

Additional Compensation Paid to Broker-Dealers and Wholesalers

In addition to the commissions described above, MassMutual may make cash payments to certain Broker-Dealers or Wholesalers to attend the Broker-Dealer’s or Wholesaler’s sales conferences and educational seminars, thereby promoting awareness of our products. The Broker-Dealer or Wholesaler may use these payments for any reason, including helping offset the costs of the conference or educational seminar.

Broker-Dealers and Wholesalers may receive overrides, allowances and other compensation that is based on sales of the policy by their registered representatives. We may also pay Wholesalers and Broker-Dealers compensation pursuant to marketing service agreements. These marketing service arrangements vary depending on a number of factors, including the specific level of Wholesale support being provided. These payments are not made in connection with the sale of specific policies.

This additional compensation is not offered to all Wholesalers and Broker-Dealers and the terms of these arrangements may differ. Any such compensation will be paid by MassMutual out of our assets and will not result in any additional direct charge to you. Such payments may give us greater access to the registered representatives of the Broker-Dealers who place business through Wholesalers that receive such compensation and that compensation may have influenced the way that a Broker-Dealer or Wholesaler marketed the policy.

Other Information

Compensation in General

The compensation arrangements described in the paragraphs above may have provided a registered representative with an incentive to sell this policy over other available policies whose issuers did not provide such compensation or which provided lower levels of compensation. You may want to take these compensation arrangements into account when evaluating any recommendations regarding this policy.

We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in this prospectus, including the contingent deferred sales charge. We may also use some of the 12b-1 distribution fee payments and other payments that we receive from certain funds to help us make these cash and non-cash payments.

You may contact, as applicable, MMLISI, your Broker-Dealer or registered representative to find out more information about the compensation they may receive in connection with your purchase of a policy.

Legal Proceedings

We are involved in litigation arising in and out of the normal course of business, including purported class action suits, which seek both compensatory and punitive damages. In addition, we and our parent, along with several other defendants, have been named in an adversary proceeding in the Enron bankruptcy. While we are not aware of any actions or allegations that should reasonably give rise to a material adverse impact to our financial position or liquidity, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management that the ultimate resolution of these matters will not materially impact our financial position or liquidity. The outcome of a particular proceeding may be material to our operating results for a particular period depending upon, among other factors, the size of the loss or liability and the level of our income for the period.

In 2005, we received final approval of a nationwide class action settlement resolving litigation proceedings involving alleged sales practices claims. The settlement class includes all policyholders, with certain limited exceptions, who have or had an ownership interest in permanent life policies or term life policies issued between January 1, 1983 and December 31, 2003. The settlement agreement resulted in the establishment of a liability of $43 million in 2004. This estimated amount represents the cost to us of the settlement including related expenses. As of December 31, 2005, we have paid $9 million of the original estimated liability of $43 million, resulting in a remaining estimated liability of approximately $34 million.

C.M. Life and its parent are subject to governmental and administrative proceedings and regulatory investigations in the ordinary course of business. We have cooperated fully with these regulatory agencies with regard to their investigations and has responded to information requests and comments.

These investigations include industry-wide investigations of issues such as (a) late trading and market timing in connection with mutual funds and variable insurance contracts, (b) revenue sharing, and (c) compensation and bidding arrangements and possible anti-competitive activities between insurance producers and brokers and issuers of insurance products. In connection with these investigations, C.M. Life and its parent have been contacted by various regulatory agencies and state attorneys general including the Securities and Exchange Commission, National Association of Securities Dealers, Commonwealth of Massachusetts Division of Insurance, State of Connecticut Insurance Department, and the Attorneys General of Connecticut, Massachusetts and New York.

We believe that it is reasonable to expect that regulatory inquiries and investigations into the financial services industry will continue for the foreseeable future and may result in new industry-wide legislation, rules, and regulations that could significantly affect the financial services industry as a whole. It is the opinion of management that the ultimate resolution of these matters will not materially impact our financial position or liquidity. The outcome of a particular matter may be material to our operating results for a particular period depending upon, among other factors, the size of the matter and the level of our income for the period.

Financial Statements

We have included our statutory financial statements and those of the Separate Account in the Statement of Additional Information.

Other Information

Appendix A

Hypothetical Examples of the Impact of the Account Value and Premiums on the Policy Death Benefit

Example I ~ Death Benefit Option 1

Assume the following:

•	Face Amount is $1,000,000
•	Account value is $50,000
•	Minimum death benefit is $219,000
•	No policy debt

Based on these assumptions,

•	the death benefit is $1,000,000.

If the account value increases to $80,000 and the minimum death benefit increases to $350,400,

•	the death benefit remains at $1,000,000.

If the account value decreases to $30,000 and the minimum death benefit decreases to $131,400,

•	the death benefit still remains at $1,000,000.

Example II ~ Death Benefit Option 2

Assume the following:

•	Face Amount is $1,000,000
•	Account value is $50,000
•	Minimum death benefit is $219,000
•	No policy debt

Based on these assumptions,

•	the death benefit is $1,050,000 (Face Amount plus account value).

If the account value increases to $80,000 and the minimum death benefit increases to $350,400,

•	the death benefit will increase to $1,080,000.

If the account value decreases to $30,000 and the minimum death benefit decreases to $131,400,

•	the death benefit will decrease to $1,030,000.

Example III ~ Death Benefit Option 3

Assume the following:

•	Face Amount is $1,000,000
•	Account value is $50,000
•	Minimum death benefit is $219,000
•	No policy debt
•	Premiums paid under the policy to-date total $40,000

Based on these assumptions,

•	the death benefit is $1,040,000 (Face Amount plus premiums paid).

If you pay an additional $30,000 of premium and the account value increases to $80,000 and the minimum death benefit increases to $350,400,

•	the death benefit will increase to $1,070,000.

Hypothetical Examples of Death Benefit Option Changes

Example I ~ Change from Option 2 to Option 1

For a change from Option 2 to Option 1, the Face Amount is increased by the amount of the account value on the effective date of the change.

For example, if the policy has a Face Amount of $500,000 and an account value of $25,000, the death benefit under Option 2 is equal to the Face Amount plus the account value, or $525,000. If you change from Option 2 to Option 1, the death benefit under Option 1 is equal to the policy Face Amount. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be increased from $500,000 under Option 2 to $525,000 under Option 1 and the death benefit after the change will remain at $525,000.

Appendix A

Example II ~ Change from Option 3 to Option 1

For a change from Option 3 to Option 1, the Face Amount is increased by the amount of the premiums paid to the effective date of the change.

For example, if a policy has a Face Amount of $500,000, and premium payments of $12,000 have been made to-date, the death benefit under Option 3 is equal to the Face Amount plus the premiums paid, or $512,000. If you change from Option 3 to Option 1, the death benefit under Option 1 is equal to the Face Amount. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be increased from $500,000 under Option 3 to $512,000 under Option 1 and the death benefit after the change will remain at $512,000.

Example III ~ Change from Option 1 to Option 2

For a change from Option 1 to Option 2, the Face Amount will be decreased by the amount of the account value on the effective date of the change.

For example, if the policy has a Face Amount of $700,000 and an account value of $25,000, under Option 1 the death benefit is equal to the Face Amount, or $700,000. If you change from Option 1 to Option 2, the death benefit under Option 2 is equal to the Face Amount plus the account value. Since the death benefit does not change as the result of a Death Benefit Option change, the Face Amount will be decreased by $25,000 to $675,000, and the death benefit under Option 2 after the change will remain $700,000.

Example IV ~ Change from Option 1 to Option 3

For a change from Option 1 to Option 3, the Face Amount will be decreased by the amount of the premiums paid to the effective date of the change.

For example, if the policy has a Face Amount of $700,000 and premiums paid to-date are $30,000, the death benefit under Option 1 is equal to the Face Amount, or $700,000. If you change from Option 1 to Option 3, the death benefit under Option 3 is equal to the Face Amount plus the premiums paid to date. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be decreased from $700,000 under Option 1 to $670,000 under Option 3 and the death benefit after the change will remain at $700,000.

Example V ~ Change from Option 2 to Option 3, or from Option 3 to Option 2

For a change from Option 2 to Option 3 or from Option 3 to Option 2, the Face Amount is changed (increased or decreased) by the difference between the account value and the premiums paid to-date.

For example, if the policy has a Face Amount of $1,000,000 and an account value of $70,000 and premiums paid of $25,000, the death benefit under Option 2 is equal to the Face Amount plus the account value, or $1,070,000. If you change from Option 2 to Option 3, the death benefit under Option 3 is equal to the Face Amount plus the premiums paid to-date. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be increased by the difference between the account value and the premiums paid, or $45,000, to $1,045,000 under Option 3, maintaining a death benefit of $1,070,000.

A similar type of change would be made for a change from Option 3 to Option 2.

Appendix A

The Statement of Additional Information (SAI) contains additional information about the Separate Account and the policy. The SAI is legally incorporated into this prospectus by reference and it is legally part of this document. We file the SAI with the Securities and Exchange Commission (“SEC”). The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC.

Information about the Separate Account, including the SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the Public Reference Room may be obtained by calling the SEC at 202-942-8090. You may also obtain copies of this information, upon payment of a duplicating fee by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, D.C. 20549-0102.

For a free copy of the SAI, or for general inquiries, contact our Administrative Office:

MassMutual Customer Service Center

PO Box 1865

Springfield, MA 01102-1865

1-800-272-2216

You can also request, free of charge, a personalized illustration of death benefits, surrender values, and cash values from your financial representative or by calling our Administrative Office.

Investment Company Act file number: 811-09020

Class (Contract) Identifier: C000030137

PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

C.M. LIFE INSURANCE COMPANY

(Depositor)

C.M. LIFE VARIABLE LIFE SEPARATE ACCOUNT I

(Registrant)

STATEMENT OF ADDITIONAL INFORMATION

(SAI)

05/01/2006

This is not a prospectus. This Statement of Additional Information (SAI) should be read in conjunction with the prospectus dated May 1, 2006, for the Variable Universal Life (“VUL”) policy. The VUL policy and its prospectus may be referred to in this SAI.

For a copy of the VUL prospectus, contact your financial representative, or our MassMutual Customer Service Center by mail at PO Box 1865, Springfield, Massachusetts, 01102-1865; by phone (1-800-272-2216) or on the Internet at www.massmutual.com.

	SAI	Prospectus
Company	2	12

The Separate Account	2	21
Services
➢Custodian	2

Additional Information About the Operation of the Contracts and the Registrant
➢Purchase of Shares in Underlying Investment funds	2
➢Annual Reports	2
➢Incidental Benefits
• Benefits Available by Rider	3
• Death Benefit Payment Options	4

Underwriters	5

Additional Information About Charges
➢Sales Load	6
➢Underwriting Procedures	7
➢Increases in Face Amount	7	39

Performance Data	7

Experts	8

Financial Statements	9

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COMPANY

In this Statement of Additional Information, “The Company,” “we,” “us,” and “our” refer to C.M. Life Insurance Company (“C.M. Life”). C.M. Life is a wholly-owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). C.M. Life provides life insurance and annuities to individuals and group life insurance to institutions.

MassMutual is a diversified financial services company providing life insurance, long-term care insurance, annuities, disability income insurance, structured settlements, retirement and other products to individuals and institutional customers. MassMutual is organized as a mutual life insurance company. C.M. Life’s home office is located at 100 Bright Meadow Boulevard, Enfield, Connecticut 06082.

THE SEPARATE ACCOUNT

The Company’s Board of Directors established the Separate Account on February 2, 1995, as a separate investment account of C.M. Life. It was established based on the laws of the State of Connecticut. It is registered with the Securities and Exchange Commission as a unit investment trust under the provisions of the Investment Company Act of 1940.

SERVICES

Custodian

The Company holds title to the assets of the Separate Account. The Company maintains the records and accounts relating to the Separate Account, the segment, and the divisions.

ADDITIONAL INFORMATION ABOUT THE OPERATION OF

THE CONTRACTS AND THE REGISTRANT

Purchase of Shares in Underlying Investment Funds

Shares are purchased and redeemed at net asset value. Fund dividends and capital gain distributions are automatically reinvested, unless the Company, on behalf of the Separate Account, elects otherwise.

Because the underlying funds are also offered in variable annuity contracts, it is possible that conflicts could arise between the owners of variable life insurance policies and the owners of variable annuity contracts. If a conflict exists the fund’s board will notify the insurers and take appropriate action to eliminate the conflict.

Annual Reports

MassMutual maintains the records and accounts relating to the Separate Account the segment and the divisions. Each year within the 30 days following the policy anniversary date, we will mail the policy owner a report showing:

i. The account value at the beginning of the previous policy year,

ii. All premiums paid since that time,

iii. All additions to and deductions from the account value during the year, and

iv. The account value, death benefit, net surrender value and policy debt as of the last policy anniversary.

This report may contain additional information if required by any applicable law or regulation.

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Incidental Benefits

Benefits Available by Rider

The following additional benefits are available by rider. You must qualify for the additional benefits and, in most cases, you must request them. The additional benefits are subject to the terms of both the rider and the policy. The cost of any rider is deducted as part of the policy’s monthly charges. If you choose to add a rider for which we charge, you may cancel it at any time upon written request. We may impose a one-time fee for some riders.

The terms and conditions of the riders may vary from state to state and they are subject to state availability.

Disability Benefit Rider.    This rider provides a disability benefit while the insured is totally disabled as defined in the rider. The rider provides the following monthly benefits if the insured becomes totally disabled:

•	We will credit an amount to the account value equal to the specified benefit amount shown on the policy specification page for this rider. This amount will be treated as a net premium.

•	We also will waive the monthly charges due for this policy on specific monthly charge dates.

The benefits will be provided after the insured has been totally disabled for four months and all conditions of the rider have been met.

The benefits under the rider end once the insured is no longer totally disabled, satisfactory proof of continued disability is not provided to us as required, or the day before the insured’s attained age 65, unless total disability began before the insured’s attained age 60 in which case the waiver part of the monthly benefit will continue beyond attained age 65 while the insured remains totally disabled.

There is a monthly charge for this rider based on both the specified benefit amount and the waiver of monthly charges. The charge rates are based on the attained age, gender, and risk class of the insured and on the benefits provided.

Guaranteed Insurability Rider.    This rider provides the right to increase the face amount of the policy without evidence of insurability on certain option dates as defined in the rider.

The rider terminates after the last option date as defined in the rider, following election of the last face amount increase that may be elected under the rider, a decrease in the policy’s face amount, if the policy is changed to another policy under which this rider is not available, or if the policy terminates.

There is a monthly charge for this rider. It is a rate per $1,000 of rider option amount.

Other Insured Rider.    This rider provides level term insurance on the life of the base policy insured or the insured’s spouse or child. The coverage for the insured under the rider is convertible for a limited amount of time.

While the policy insured is living and prior to the other insured’s attained age 70, the rider may be fully or partially converted to a flexible premium adjustable variable life policy offered at the time of conversion. The cost for the new policy will be based on the other insured’s attained age at the time of conversion. No evidence of insurability is required to convert the rider coverage.

If the insured under the rider is not the base policy insured, the rider may be converted upon the death of the insured (but only before attained age 70 of the other insured). Conversion upon the death of the base policy insured may be made at any time up to 90 days of the date we receive due proof of the base policy insured’s death.

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The rider terminates on the latest rider expiration date shown in the rider’s policy specifications for an other insured, on the expiration of the 90-day conversion period following the death of the base policy insured, at the end of the grace period for an unpaid premium under the policy, upon termination of the base policy for any other reason, if the base policy is changed to a different policy on which the rider is not available, or at conversion of the remaining rider face amount under the rider.

The monthly charge for this rider is a rate per $1,000 of the rider face amount for the other insured named in the rider.

Substitute of Insured Rider.    This rider allows you to substitute a new insured in place of the current insured under the policy without incurring surrender charges. A substitute of insured is allowed if the policy is in force, you have an insurable interest in the life of the substitute insured, the substitute insured is age 80 or younger on the date of the substitution, and the age of the substitute insured on the policy date is within the issue age range allowed for this policy on the policy date.

An application and evidence of insurability satisfactory to us is required for the substitute insured.

All monthly charges after the substitution of the insured will be based on the life and risk class of the substitute insured.

The rider terminates upon the current insured’s attained age 75, at the time of the exercise of the rider, if the policy is changed to a different policy under which the rider is not available, or if the policy terminates.

The rider is included automatically with the policy.

Substituting a new insured under the policy may have adverse tax consequences under the current federal tax law. Please consult your tax advisor.

Waiver of Monthly Charges Rider.    Under this rider, we will waive the monthly charges due for the policy while the insured is totally disabled as defined in the rider.

The benefit will be provided once the insured has been totally disabled for four months and all the provisions of the rider have been met. The benefits will end when the insured is no longer totally disabled, satisfactory proof of continued total disability is not given to us as required, or the day before the insured’s attained age 65 if the disability began when the insured was attained age 60 or older.

There is a monthly charge for this rider. The charge rate is based on the insured’s attained age, gender and risk class.

Death Benefit Payment Options

We will pay the death benefit in a lump sum in either cash or deposit it to an interest bearing account with check writing ability. Alternatively, we may pay the death benefit under one or more of the following options if selected by the Policyowner. The minimum amount that can be applied under a payment option is $5,000. If the periodic payment under any option is less than $50, we reserve the right to make payments at less-frequent intervals. None of these benefits depends on the performance of the Separate Account or the Guaranteed Principal Account.

Installments for a Specified Period

Equal monthly payments for any period selected, up to 30 years. The amount of each payment depends on the total amount applied, the period selected, and the monthly income rates we are using when the first payment is due.

Life Income	Equal monthly payments based on the life of a named person. Payments will continue for the lifetime of that person. You can elect

4

income with or without a minimum payment period. This benefit may be increased by the Alternate Life Income provision.

Interest	We will hold any amount applied under this option. We will pay interest on the amount at an effective annual rate determined by us. This rate will not be less than 3%.

Installments of a Specified Amount

Fixed amount payments. The total amount paid during the first year must be at least 6% of the total amount applied. We will credit interest each month on the unpaid balance and add this interest to the unpaid balance. This interest will be an effective annual rate determined by us, but not less than 3%. Payments continue until the balance we hold is reduced to less than the agreed fixed amount. The last payment will be for the balance only.

Life Income with Payments Guaranteed for Amount Applied

Equal monthly payments based on the life of a named person. We will make payments until the total amount paid equals the amount applied, whether the named person lives until all payments have been made or not. If the named person lives beyond the payments of the total amount applied, we will continue to make monthly payments as long as the named person lives. This benefit may be increased by the Alternate Life Income provision.

Joint Lifetime Income with Reduced Payments to Survivor

Monthly payments based on the lives of two named persons. We will make payments at the initial level while both are living, or for 10 years if longer. When one dies (but not before the 10 years has elapsed), we will reduce the payments by one-third. Payments will continue at that level for the lifetime of the other. After the 10 years has elapsed, payments stop when both named persons have died. This benefit may be increased by the Alternate Life Income provision.

Alternate Life Income

The named person(s) can elect to receive an alternate life income instead of receiving income based on the rates shown in the payment option rates tables. The election must be made at the time the income is to begin. The monthly alternate life income must be at least equal to the monthly income provided by a new single premium immediate annuity (first payment immediate) based on our published rates then in use when the payment option is elected. The alternate life income will not be available if we are not offering new single premium immediate annuities at the time of election.

UNDERWRITERS

MML Distributors, LLC (“MML Distributors”), 1295 State Street, Springfield, Massachusetts 01111-0001, is the principal underwriter of the policy. MML Distributors is registered with the SEC as a broker-dealer and is a member of the NASD. MML Distributors is a wholly owned subsidiary of the Depositor. MML Distributors receives compensation for its activities as the underwriter of the policy.

Pursuant to the Underwriting and Servicing Agreement, MML Distributors receives compensation for its activities as underwriter for the Separate Account. Compensation paid to and retained by MML Distributors in 2003 was $10,000. In 2004, the compensation was $1,168 and in 2005 it was $636.

The offering is on a continuous basis.

The compensation arrangements described in the paragraphs below may provide a registered representative with an incentive to sell this policy over other available policies whose issuers do not provide such compensation or which provide lower levels of compensation. You may want to take these compensation arrangements into account when evaluating any recommendations regarding this policy.

We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in the prospectus, including the contingent deferred sales charge. We may also use some of the 12b-1 distribution fee payments and other payments that we receive from certain funds to help us make these cash and non-cash payments.

Your representative typically receives a portion of the compensation that is payable to his Broker-Dealer, depending on the agreement between the representative and his firm. MassMutual is not involved in determining compensation paid to a registered representative of an unaffiliated Broker-Dealer. You may contact, as applicable, MMLISI, your Broker-Dealer or registered representative to find out more information about the compensation they may receive in connection with your purchase of a policy.

5

Commissions

We pay some commissions as a percentage of the premium paid in each year of coverage. The commissions distinguish between premiums paid up to the Target Premium and premiums paid in excess of the Target Premium. The Target Premium is based on the Issue Age, genders, and risk classification of the insured. We also pay commissions as a percentage of the average monthly account value in each Policy Year after the first Policy Year.

The maximum commission percentages we pay to MMLISI registered representatives and Broker-Dealers (including Wholesalers who are Broker-Dealers) are:

First Year Commission	Commission in Year 2	Commission in Years 3-10	Commission in Years 11+
50% of premium paid up to the Target Premium and 3% of premium paid in excess of the Target Premium	5% of premium paid up to the Target Premium and 3% of premium paid in excess of the Target Premium	3%-5% of premium paid up to the Target Premium and 3% of premium paid in excess of the Target Premium	1% of premium paid up to the Target Premium and 1% of premium paid in excess of the Target Premium

For Policy Years 2 and beyond, we also pay a commission of 0.15% of the average monthly account value during the year after the first Policy Year.

Commissions and other allowances will be paid through MMLISI and MML Distributors to agents and selling brokers for selling the policy, VUL. During January 1, 2003 through December 31, 2003, commissions, as defined in the prospectus, paid were $3,281,864. During January 1, 2004 through December 31, 2004, commissions, as defined in the prospectus, paid were $2,896,594. During January 1, 2005 through December 31, 2005, commissions, as defined in the prospectus, paid were $3,325,805.

Allowances/Overrides

MassMutual, through MML Distributors, pays expense reimbursement and other allowances in connection with the sale of the policies. The maximum allowance percentage we pay to Broker Dealers (who are not Wholesalers) is 96% of the first year commission.

The maximum allowance percentage we pay to Wholesalers is 99% of the first Policy Year commission. The maximum overrides we pay to Wholesalers are as follows: We pay Wholesalers 2% of premium paid up to the Target Premium in Policy Years 2-10, 1% of premium paid over the Target Premium in all Policy Years, and 0.01% of the average monthly account value during the year after the first Policy Year.

Most MMLISI registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency.

Progressive Compensation

MassMutual may pay Progressive Compensation to Wholesalers for Services in the event that the Target Premium placed through the Wholesaler equals or exceeds preset Target Premium projections in certain years. The Progressive Compensation payment schedule for Wholesalers may vary for specific Wholesalers.

A Wholesaler may qualify for a maximum of 15% of Target Premium in the first Policy Year if the Wholesaler has typically produced more than $500,000 in Target Premium, which may be negotiated or eliminated. The maximum Progressive Compensation paid to a Wholesaler in subsequent Policy Years is as follows: 8% of Target Premium in Policy Year 2, 6% of Target Premium during Policy Years 3-5 and 2% of Target Premium during Policy Years 6-10.

The Target Premium includes premium paid for other MassMutual life insurance products placed through the Wholesaler including traditional whole life, term, and universal life insurance policies as well as variable life insurance policies.

ADDITIONAL INFORMATION ABOUT CHARGES

Sales Load

We deduct a premium expense charge from each premium payment you make. The deduction is taken before any premium is applied to the policy. The maximum we will deduct is 7.5% of premium up to the

6

premium expense factor, and 5.0% of premium over premium expense factor. The premium expense factors are contained in a table that is maintained by the Company. The factors are based on the issue age, gender, and risk classification of the insured.

Underwriting Procedures

Before issuing a policy we required evidence of insurability. This means that, (1) you had to complete an application and submit it to our Administrative Office, and (2) we usually required that the insured have a medical examination. Acceptance was subject to our underwriting rules and we reserved the right to reject an application for any reason.

Insurance charges will be determined on each policy anniversary based on our future expectations of such factors as mortality, expenses, interest, persistency and taxes. The insurance charge rate will not exceed those shown on the policy specifications pages, which are based on the 1980 Commissioners’ Standard Ordinary Mortality Table (1980 CSO), male or female (unisex rates may be required in some states), Nonsmoker or Smoker Table, age of the insured on their nearest birthday.

Special risk classes are used when mortality experience in excess of the standard risk classes is expected. These substandard risks will be charged a higher cost of insurance rate that will not exceed rates based on a multiple of 1980 CSO, male or female (unisex rates may be required in some situations), Nonsmoker or Smoker Table, and age of the insured on their nearest birthday plus any flat extra amount assessed. The multiple will be based on the insured’s substandard rating.

There are three non-rated classes: select preferred; preferred non-tobacco, and preferred tobacco.

Increases in Face Amount

A face amount increase is accomplished by issuing an additional insurance coverage segment. Each such segment has distinct issue age, risk class for the insured, and a distinct target premium and premium expense factor, premium expense charges, monthly charges, and surrender charges.

It is possible for risk classes of prior segments to change in order to match the risk classes of the new segment. This will happen only if the underwriter indicates that it should. The general rule is that if the new segment has a risk class worse than prior segments, then the prior segments will not change. Conversely, if the new segment has risk classes better than prior segments, then the prior segments will change. This change will not occur if the increase is due to a term conversion. Changing prior segments may impact the guideline premiums, MEC premiums and minimum death benefit under the Cash Value Accumulation Test.

The monthly policy level charges that repeat for each elected face amount increase are the face amount charge and the insurance charge. The administrative charge does not repeat. The premium expense charge and surrender charges also repeat. The charges associated with the increase will be deducted from the account value beginning on the effective date of the increase.

Premium payments received once an increase in face amount becomes effective will be allocated to each segment of the face amount. The premium allocation will be made on a pro rata basis using the premium expense factor for each segment. If the account value (or the net surrender value if there is policy debt) is insufficient to continue the changed policy in force for three months at the new monthly charges and interest, we may require a payment sufficient to increase the account value to such amount.

PERFORMANCE DATA

From time to time, we may report historical performance for the divisions of the Separate Account available under this policy. The investment performance figures are calculated using the actual historical performance of

7

the investment options for the periods shown in the report. When applicable, the performance will include periods before the policy was available for sale.

The performance returns in these reports will reflect deductions for management fees and all other operating expenses of the underlying investment funds and an annual deduction for the Mortality and Expense Risk Charge. The returns will not reflect any deductions from premiums, monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges, which, if deducted, would reduce the returns.

From time to time, we may also report actual historical performance of the investment funds underlying each division of the Separate Account. These performance returns are determined by calculating what a $1 investment in the fund would have earned over the stated period of time.

These returns will reflect the fund operating expenses but they will not reflect the Mortality and Expense Risk Charge, any deductions from premiums, monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges. If these expenses and charges were deducted, the rates of return would be significantly lower.

The rates of return we report will not be illustrative of how actual investment performance will affect the benefits under the policy. Neither are they necessarily indicative of future performance. Actual rates may be higher or lower than those reported. You may, however, consider the rates of returns we report in assessing the competence and performance of the funds’ investment advisers.

We currently post investment performance reports for VUL on our Web site at www.massmutual.com. You can also request a copy of the most recent report from your personal financial representative or by calling our MassMutual Customer Service Center at 1-800-272-2216, Monday – Friday, 8 AM to 8 PM Eastern Time. Questions about the information in these reports should be directed to your personal financial representative.

We may also distribute sales literature comparing the divisions of the Separate Account to established market indices, such as the Standard & Poor’s 500 Stock Index® and the Dow Jones Industrial Average. These comparisons may show the percentage change in the net asset values of the funds or in the accumulation unit values. We also may make comparisons to the percentage change in values of other mutual funds with investment objectives similar to those of the divisions of the Separate Account being compared.

EXPERTS

The financial statements of C.M. Life Variable Life Separate Account I as of December 31, 2005 and for each year in the two-year period then ended, and the statutory financial statements of C.M. Life Insurance Company as of December 31, 2005 and 2004, and for the years then ended, included in this Statement of Additional Information, have been included herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The KPMG LLP audit report dated March 31, 2006 refers to other auditors whose report on the financial highlights of C.M. Life Variable Life Separate Account I, for each year in the three-year period ended December 31, 2003, dated February 23, 2005, expressed an unqualified opinion on those statements. The KPMG LLP audit report dated February 24, 2006 includes explanatory language that states that the Company prepared the statutory financial statements using statutory accounting practices prescribed or permitted by the State of Connecticut Insurance Department, which practices differ from U.S. generally accepted accounting principles. Accordingly, the KPMG LLP audit report states that the statutory financial statements are not presented fairly in conformity with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in conformity with statutory accounting practices. In addition, the KPMG LLP audit report refers to other auditors whose report on the statutory financial statements of C.M. Life Insurance Company for the year ended December 31, 2003, dated March 5, 2004 (except with respect to the matter discussed in Note 14, as to which the date is March 14, 2005), expressed an unqualified opinion on those statements and included explanatory language that described the use of statutory accounting practices, which practices differ from accounting principles generally accepted in the United States of America, and the adoption, effective January 1, 2003, of Statement of Statutory Accounting Principles No. 86, “Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions.” The principal business address of KPMG LLP is One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103.

8

FINANCIAL STATEMENTS

The Registrant

Report of Independent Registered Public Accounting Firm

Statement of Assets and Liabilities as of December 31, 2005

Statements of Operations and Changes in Net Assets for the year ended December 31, 2005 and 2004

Notes to Financial Statements

The Depositor

Independent Auditors’ Report

Statutory Statements of Financial Position as of December 31, 2005 and 2004

Statutory Statements of Income for the years ended December 31, 2005, 2004, and 2003

Statutory Statements of Changes in Shareholder’s Equity for the years ended December 31, 2005, 2004, and 2003

Statutory Statements of Cash Flows for the years ended December 31, 2005, 2004, and 2003

Notes to Statutory Financial Statements

9

Report of Independent Registered Public Accounting Firm

The Board of Directors of C.M. Life Insurance Company and

Policy owners of C.M. Life Variable Life Separate Account I:

We have audited the accompanying statement of assets and liabilities of C.M. Life Variable Life Separate Account I (comprised of the divisions and sub-accounts listed in Note 2) (collectively, “the Account”) as of December 31, 2005, and the related statements of operations and changes in net assets and the financial highlights for each year in the two-year period ended December 31, 2005. These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each year in the three-year period ended December 31, 2003, were audited by other auditors whose report thereon dated February 23, 2005, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of C.M. Life Variable Life Separate Account I as of December 31, 2005, and the results of its operations, changes in its net assets, and the financial highlights for each year in the two-year period ended December 31, 2005, in conformity with U.S. generally accepted accounting principles.

/s/    KPMG LLP

Hartford, CT

March 31, 2006

C.M. Life Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

	AIM V.I. Financial Services Division	AIM V.I. Global Health Care Division	AIM V.I. Technology Division	American Century VP Income & Growth Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP High Income Sub-Account	Fidelity® VIP Index 500 Sub-Account	Franklin Small Cap Value Securities Division	Goldman Sachs Capital Growth Division
ASSETS
Investments
Number of shares	1,411	7,313	137,539	3,093,411	343,203	187,967	126,906	1,501,837	8,393	456	159,685	294,100

Identified cost	$19,787	$137,873	$1,530,205	$19,823,511	$2,777,200	$2,839,478	$4,426,060	$33,190,742	$55,717	$60,055	$2,422,042	$2,626,844

Value	$21,544	$149,480	$1,745,369	$23,231,514	$2,814,264	$3,095,822	$4,837,667	$46,601,996	$51,784	$64,748	$2,681,106	$3,140,984
Receivable from C.M. Life Insurance Company	-	-	-	-	670	-	925	23,359	-	-	576	900

Total assets	21,544	149,480	1,745,369	23,231,514	2,814,934	3,095,822	4,838,592	46,625,355	51,784	64,748	2,681,682	3,141,884

LIABILITIES
Payable to C.M. Life Insurance Company	10	10	7,800	5,002	-	43	-	-	7	21	-	-

NET ASSETS	$21,534	$149,470	$1,737,569	$23,226,512	$2,814,934	$3,095,779	$4,838,592	$46,625,355	$51,777	$64,727	$2,681,682	$3,141,884

Outstanding Units
Policy owners	15,350	108,677	2,662,544	20,530,731	1,886,325	2,262,903	3,312,058	31,442,418	42,565	29,252	1,513,293	3,892,505

UNIT VALUE
Survivorship Variable Universal Life	$1.41	$1.38	$0.65	$1.26	$1.50	$1.37	$1.47	$1.75	$-	$-	$1.78	$0.95
Survivorship Variable Universal Life II	1.41	1.38	0.65	1.00	1.50	1.37	1.47	1.27	-	-	1.78	0.81
Variable Universal Life	1.40	1.37	0.65	1.15	1.48	1.36	1.46	1.51	-	-	1.77	0.80
Executive Benefit Variable Universal Life	-	-	-	-	-	-	-	-	1.22	2.21	-	-

See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2005

	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Worldwide Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MML Blend Division	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division	MML Inflation- Protected Bond Division
ASSETS
Investments
Number of shares	9,490	372,143	245,353	3,105	8,413	1,004,856	37,344	2,595	1,808,638	2,365,568	301,435	214,467

Identified cost	$233,870	$7,640,960	$6,288,602	$56,451	$116,874	$14,465,034	$195,057	$24,904	$41,946,693	$31,719,736	$2,035,270	$2,313,877

Value	$252,617	$10,300,919	$6,860,065	$59,902	$131,661	$15,875,842	$222,989	$25,305	$43,305,961	$36,287,806	$2,192,660	$2,266,914
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	-	12,251	249	-	-	761	-	-	-	201,604	21	-

Total assets	252,617	10,313,170	6,860,314	59,902	131,661	15,876,603	222,989	25,305	43,305,961	36,489,410	2,192,681	2,266,914

LIABILITIES
Payable to C.M. Life Insurance Company	17	-	-	22	7	-	23	4	11,151	-	-	28

NET ASSETS	$252,600	$10,313,170	$6,860,314	$59,880	$131,654	$15,876,603	$222,966	$25,301	$43,294,810	$36,489,410	$2,192,681	$2,266,886

Outstanding Units
Policy owners	198,162	12,528,052	10,973,663	42,967	92,039	14,272,592	254,375	17,993	41,350,817	35,221,126	3,460,080	1,943,376

UNIT VALUE
Survivorship Variable Universal Life	$1.28	$-	$-	$1.40	$1.44	$1.16	$0.88	$1.41	$1.08	$1.18	$0.86	$1.17
Survivorship Variable Universal Life II	1.28	0.83	0.63	1.40	1.44	1.11	0.88	1.41	1.08	0.90	0.64	1.17
Variable Universal Life	1.27	0.82	0.62	1.39	1.42	1.10	0.87	1.40	1.04	1.05	0.63	1.16
Executive Benefit Variable Universal Life	-	-	-	-	-	-	-	-	-	-	-	-

See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2005

	MML Large Cap Value Division	MML Managed Bond Division	MML Money Market Division	MML OTC 100 Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Company Opportunities Division	Oppenheimer Aggressive Growth Division	Oppenheimer Capital Appreciation Division	Oppenheimer Core Bond Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division
ASSETS
Investments
Number of shares	282,213	990,047	14,438,605	47,202	939,965	285,393	49,567	751,919	985,262	224,109	1,448,406	355,839

Identified cost	$2,547,656	$12,322,422	$14,423,370	$174,453	$9,367,196	$3,054,987	$728,133	$29,147,083	$35,623,695	$2,497,247	$34,831,151	$2,886,397

Value	$3,182,172	$12,036,157	$14,423,589	$197,389	$11,326,913	$4,205,286	$747,514	$37,137,271	$37,952,295	$2,507,785	$48,347,809	$3,003,283
Dividends receivable	-	-	43,791	-	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	-	109	-	-	3,290	5,000	-	1,673	-	675	18,589	92

Total assets	3,182,172	12,036,266	14,467,380	197,389	11,330,203	4,210,286	747,514	37,138,944	37,952,295	2,508,460	48,366,398	3,003,375

LIABILITIES
Payable to C.M. Life Insurance Company	44	-	23,946	18	-	-	12	-	10,304	-	-	-

NET ASSETS	$3,182,128	$12,036,266	$14,443,434	$197,371	$11,330,203	$4,210,286	$747,502	$37,138,944	$37,941,991	$2,508,460	$48,366,398	$3,003,375

Outstanding Units
Policy owners	2,569,627	8,519,729	12,533,926	272,671	7,392,366	4,127,068	417,190	32,030,554	32,422,703	1,801,405	25,487,185	2,283,348

UNIT VALUE
Survivorship Variable Universal Life	$1.25	$1.47	$1.22	$0.88	$1.33	$1.28	$1.80	$1.28	$1.38	$1.27	$2.21	$1.33
Survivorship Variable Universal Life II	1.25	1.42	1.12	0.88	1.47	1.03	1.80	0.65	0.84	1.42	1.26	1.33
Variable Universal Life	1.23	1.40	1.16	0.87	1.61	1.01	1.79	1.29	1.23	1.40	2.12	1.30
Executive Benefit Variable Universal Life	-	-	-	-	-	-	-	-	-	-	-	-

See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2005

	Oppenheimer Income Sub-Account	Oppenheimer International Equity Sub-Account	Oppenheimer International Growth Division	Oppenheimer Main Street Division	Oppenheimer Strategic Bond Division	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	Scudder VIT Small Cap Index Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Mid-Cap Growth Division	Templeton Foreign Securities Division
ASSETS
Investments
Number of shares	20,528	21,892	1,060,692	456,882	1,499,478	118,266	207,787	272,139	243,721	169,875	1,541,851	344,853

Identified cost	$226,966	$22,534	$1,255,672	$8,350,478	$7,198,983	$204,815	$257,196	$2,985,668	$2,139,731	$3,698,415	$28,690,919	$4,331,662

Value	$229,707	$32,182	$1,559,217	$9,955,469	$7,662,332	$232,985	$284,668	$3,918,797	$2,344,594	$3,701,574	$39,394,283	$5,386,610
Dividends receivable	-	-	-		-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	-	-	751	724	-	-	-	-	-	9,127	15,119	2,248

Total assets	229,707	32,182	1,559,968	9,956,193	7,662,332	232,985	284,668	3,918,797	2,344,594	3,710,701	39,409,402	5,388,858

LIABILITIES
Payable to C.M. Life Insurance Company	17	12	-	-	31	24	14	9,260	48	-	-	-

NET ASSETS	$229,690	$32,170	$1,559,968	$9,956,193	$7,662,301	$232,961	$284,654	$3,909,537	$2,344,546	$3,710,701	$39,409,402	$5,388,858

Outstanding Units
Policyowners	140,529	15,818	1,307,437	10,488,949	5,066,778	160,618	191,878	2,928,684	1,705,890	2,559,446	21,631,277	4,528,518

UNIT VALUE
Survivorship Variable Universal Life	$-	$-	$1.20	$1.12	$1.53	$-	$-	$1.39	$1.38	$1.46	$2.01	$1.28
Survivorship Variable Universal Life II	-	-	1.20	0.96	1.50	-	-	1.35	1.38	1.46	1.46	1.20
Variable Universal Life	-	-	1.19	0.94	1.51	-	-	1.32	1.37	1.45	1.90	1.18
Executive Benefit Variable Universal Life	1.63	2.03	-	-	-	1.45	1.48	-	-	-	-	-

See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2005

	AIM V.I. Financial Services Division	AIM V.I. Global Health Care Division	AIM V.I. Technology Division	American Century VP Income & Growth Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP High Income Sub-Account	Fidelity® VIP Index 500 Sub-Account	Franklin Small Cap Value Securities Division	Goldman Sachs Capital Growth Division
Investment income
Dividends	$279	$-	$-	$445,406	$240,106	$64,456	$75,779	$124,211	$7,492	$1,213	$37,192	$4,624

Expenses
Mortality and expense risk fees and administrative charges	76	386	5,118	104,942	8,741	11,732	17,068	195,562	447	604	10,264	11,648

Net investment income (loss)	203	(386)	(5,118)	340,464	231,365	52,724	58,711	(71,351)	7,045	609	26,928	(7,024)

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	296	1,949	43,202	(71,343)	11,702	41,118	57,895	445,632	(1,869)	(1,592)	110,390	1,198
Change in net unrealized appreciation/depreciation of investments	828	7,124	(3,050)	667,302	(113,931)	143,719	126,173	6,117,127	(4,305)	3,241	115,103	87,178

Net gain (loss) on investments	1,124	9,073	40,152	595,959	(102,229)	184,837	184,068	6,562,759	(6,174)	1,649	225,493	88,376

Net increase (decrease) in net assets resulting from operations	1,327	8,687	35,034	936,423	129,136	237,561	242,779	6,491,408	871	2,258	252,421	81,352

Capital transactions:
Transfer of net premiums	7,829	19,041	340,919	3,673,554	531,469	375,395	732,140	5,914,049	4,704	195	251,716	443,510
Transfers due to death benefits	-	-	-	(42,245)	-	-	-	(71,295)	-	-	-	-
Transfers due to withdrawal of funds	(1,374)	(796)	(11,950)	(1,364,115)	(59,932)	(124,814)	(123,363)	(2,410,488)	(1)	(8,571)	(79,924)	(58,129)
Transfers due to charges for administrative and insurance costs	(1,190)	(6,379)	(253,490)	(1,829,334)	(264,385)	(211,048)	(280,521)	(3,306,979)	(4,145)	(9,446)	(110,418)	(253,502)
Transfers between divisions/Sub-Accounts and to/from Guaranteed Principal Account/Fixed Account	(658)	47,570	(50,401)	(709,497)	504,612	442,191	743,322	1,033,210	-	295	1,424,186	286,891

Net increase (decrease) in net assets resulting from capital transactions	4,607	59,436	25,078	(271,637)	711,764	481,724	1,071,578	1,158,497	558	(17,527)	1,485,560	418,770

Total increase (decrease)	5,934	68,123	60,112	664,786	840,900	719,285	1,314,357	7,649,905	1,429	(15,269)	1,737,981	500,122

NET ASSETS, at beginning of the year	15,600	81,347	1,677,457	22,561,726	1,974,034	2,376,494	3,524,235	38,975,450	50,348	79,996	943,701	2,641,762

NET ASSETS, at end of the year	$21,534	$149,470	$1,737,569	$23,226,512	$2,814,934	$3,095,779	$4,838,592	$46,625,355	$51,777	$64,727	$2,681,682	$3,141,884

See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2005

	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Worldwide Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MML Blend Division	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division	MML Inflation- Protected Bond Division
Investment income
Dividends	$4,797	$19,939	$88,904	$206	$-	$438,329	$-	$1,522	$820,705	$569,500	$9,526	$103,746

Expenses
Mortality and expense risk fees and administrative charges	943	40,563	29,832	176	422	71,768	852	95	203,353	160,528	9,256	8,271

Net investment income (loss)	3,854	(20,624)	59,072	30	(422)	366,561	(852)	1,427	617,352	408,972	270	95,475

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	8,230	123,641	(230,056)	559	(233)	(375,921)	6,580	107	(1,807,518)	(349,923)	(30,897)	2,909
Change in net unrealized appreciation/depreciation of investments	2,530	924,782	517,845	2,353	8,170	690,508	(1,655)	(400)	2,303,480	1,385,740	98,335	(72,973)

Net gain (loss) on investments	10,760	1,048,423	287,789	2,912	7,937	314,587	4,925	(293)	495,962	1,035,817	67,438	(70,064)

Net increase (decrease) in net assets resulting from operations	14,614	1,027,799	346,861	2,942	7,515	681,148	4,073	1,134	1,113,314	1,444,789	67,708	25,411

Capital transactions:
Transfer of net premiums	25,481	1,437,243	1,340,558	7,971	29,798	2,552,429	52,667	5,468	6,537,757	5,234,856	376,014	150,369
Transfers due to death benefits	-	(23,596)	(15,751)	-	-	(532,331)	-	-	(127,206)	(26,987)	(1,058)	-
Transfers due to withdrawal of funds	(608)	(257,584)	(240,890)	(1,523)	(3,493)	(1,359,436)	(7,072)	-	(2,270,633)	(1,572,155)	(93,191)	(9,770)
Transfers due to charges for administrative and insurance costs	(35,977)	(1,192,339)	(654,186)	(1,249)	(7,472)	(1,476,518)	(15,569)	(1,491)	(3,824,081)	(3,208,075)	(203,419)	(146,548)
Transfers between divisions/Sub-Accounts and to/from Guaranteed Principal Account/Fixed Account	(82,209)	662,819	(446,212)	38,832	24,831	(305,010)	2,427	6,586	(1,233,130)	(1,327,723)	(144,192)	413,806

Net increase (decrease) in net assets resulting from capital transactions	(93,313)	626,543	(16,481)	44,031	43,664	(1,120,866)	32,453	10,563	(917,293)	(900,084)	(65,846)	407,857

Total increase (decrease)	(78,699)	1,654,342	330,380	46,973	51,179	(439,718)	36,526	11,697	196,021	544,705	1,862	433,268

NET ASSETS, at beginning of the year	331,299	8,658,828	6,529,934	12,907	80,475	16,316,321	186,440	13,604	43,098,789	35,944,705	2,190,819	1,833,618

NET ASSETS, at end of the year	$252,600	$10,313,170	$6,860,314	$59,880	$131,654	$15,876,603	$222,966	$25,301	$43,294,810	$36,489,410	$2,192,681	$2,266,886

See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2005

	MML Large Cap Value Division	MML Managed Bond Division	MML Money Market Division	MML OTC 100 Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Company Opportunities Division	Oppenheimer Aggressive Growth Division	Oppenheimer Capital Appreciation Division	Oppenheimer Core Bond Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division
Investment income
Dividends	$20,643	$592,704	$413,408	$91	$573,232	$-	$77,724	$-	$328,150	$123,793	$429,160	$231,464

Expenses
Mortality and expense risk fees and administrative charges	13,193	51,616	58,250	881	49,882	16,349	2,475	166,814	168,308	9,210	198,880	12,622

Net investment income (loss)	7,450	541,088	355,158	(790)	523,350	(16,349)	75,249	(166,814)	159,842	114,583	230,280	218,842

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	267,478	26,999	153	15,964	466,139	102,668	17,492	(1,725,399)	(1,443,722)	25,391	(58,260)	72,877
Change in net unrealized appreciation/depreciation of investments	(31,070)	(329,945)	70	(14,602)	(1,123,792)	310,585	(24,494)	5,813,930	2,973,616	(86,721)	5,681,322	(241,236)

Net gain (loss) on investments	236,408	(302,946)	223	1,362	(657,653)	413,253	(7,002)	4,088,531	1,529,894	(61,330)	5,623,062	(168,359)

Net increase (decrease) in net assets resulting from operations	243,858	238,142	355,381	572	(134,303)	396,904	68,247	3,921,717	1,689,736	53,253	5,853,342	50,483

Capital transactions:
Transfer of net premiums	285,463	1,513,399	4,016,101	2,915	1,501,380	611,974	139,033	6,466,577	6,313,008	418,596	5,972,400	377,041
Transfers due to death benefits	-	(1,132)	(57,672)	-	(10,271)	(8,428)	-	(59,638)	(56,145)	-	(42,908)	-
Transfers due to withdrawal of funds	(96,514)	(881,958)	(3,265,403)	(10,261)	(650,409)	(158,225)	(104,701)	(1,894,354)	(1,896,001)	(275,883)	(2,445,064)	(110,469)
Transfers due to charges for administrative and insurance costs	(206,700)	(1,169,997)	(2,108,904)	(19,373)	(838,577)	(292,046)	(34,064)	(3,546,675)	(3,264,282)	(200,082)	(3,438,385)	(228,333)
Transfers between divisions/Sub-Accounts and to/from Guaranteed Principal Account/Fixed Account	(446,906)	(335,597)	(825,624)	3,617	(742,549)	187,847	106,435	(930,943)	(1,391,303)	1,960	986,842	(695,454)

Net increase (decrease) in net assets resulting from capital transactions	(464,657)	(875,285)	(2,241,502)	(23,102)	(740,426)	341,122	106,703	34,967	(294,723)	(55,409)	1,032,885	(657,215)

Total increase (decrease)	(220,799)	(637,143)	(1,886,121)	(22,530)	(874,729)	738,026	174,950	3,956,684	1,395,013	(2,156)	6,886,227	(606,732)

NET ASSETS, at beginning of the year	3,402,927	12,673,409	16,329,555	219,901	12,204,932	3,472,260	572,552	33,182,260	36,546,978	2,510,616	41,480,171	3,610,107

NET ASSETS, at end of the year	$3,182,128	$12,036,266	$14,443,434	$197,371	$11,330,203	$4,210,286	$747,502	$37,138,944	$37,941,991	$2,508,460	$48,366,398	$3,003,375

See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2005

	Oppenheimer Income Sub-Account	Oppenheimer International Equity Sub-Account	Oppenheimer International Growth Division	Oppenheimer Main Street Division	Oppenheimer Strategic Bond Division	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	Scudder VIT Small Cap Index Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Mid-Cap Growth Division	Templeton Foreign Securities Division
Investment income
Dividends	$13,086	$254	$10,490	$125,307	$322,169	$3,107	$5,767	$118,087	$2,442	$217,807	$2,158,041	$58,395

Expenses
Mortality and expense risk fees and administrative charges	3,372	386	5,161	42,825	31,759	1,884	2,265	14,966	9,235	14,534	166,063	21,624

Net investment income (loss)	9,714	(132)	5,329	82,482	290,410	1,223	3,502	103,121	(6,793)	203,273	1,991,978	36,771

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	(2,551)	(3,012)	73,927	39,707	125,411	(2,485)	(5,569)	355,879	17,801	25,182	733,016	349,041
Change in net unrealized appreciation/depreciation of investments	(4,128)	6,602	100,398	392,882	(253,263)	12,206	11,714	(351,050)	119,097	(101,036)	2,171,592	93,987

Net gain (loss) on investments	(6,679)	3,590	174,325	432,589	(127,852)	9,721	6,145	4,829	136,898	(75,854)	2,904,608	443,028

Net increase (decrease) in net assets resulting from operations	3,035	3,458	179,654	515,071	162,558	10,944	9,647	107,950	130,105	127,419	4,896,586	479,799

Capital transactions:
Transfer of net premiums	103	1,666	159,569	1,685,532	823,293	34,142	81,309	447,195	181,114	374,546	4,908,536	641,319
Transfers due to death benefits	-	-	-	(9,226)	(7,785)	-	-	(3,983)	-	-	(38,688)	(7,304)
Transfers due to withdrawal of funds	(7,622)	(6,623)	(121,627)	(673,442)	(370,698)	-	(89)	(132,239)	(49,134)	(81,922)	(1,920,527)	(133,036)
Transfers due to charges for administrative and insurance costs	(36,771)	(2,092)	(66,521)	(927,090)	(514,697)	(21,126)	(44,036)	(475,240)	(87,043)	(156,733)	(2,921,203)	(309,118)
Transfers between divisions/Sub-Accounts and to/from Guaranteed Principal Account/Fixed Account	-	-	276,513	(131,013)	686,927	1,181	-	(73,217)	552,424	1,392,146	48,407	137,138

Net increase (decrease) in net assets resulting from capital transactions	(44,290)	(7,049)	247,934	(55,239)	617,040	14,197	37,184	(237,484)	597,361	1,528,037	76,525	328,999

Total increase (decrease)	(41,255)	(3,591)	427,588	459,832	779,598	25,141	46,831	(129,534)	727,466	1,655,456	4,973,111	808,798

NET ASSETS, at beginning of the year	270,945	35,761	1,132,380	9,496,361	6,882,703	207,820	237,823	4,039,071	1,617,080	2,055,245	34,436,291	4,580,060

NET ASSETS, at end of the year	$229,690	$32,170	$1,559,968	$9,956,193	$7,662,301	$232,961	$284,654	$3,909,537	$2,344,546	$3,710,701	$39,409,402	$5,388,858

See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2004

	American Century® VP Income & Growth Division	American Century® VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	Fidelity® VIP Contrafund® Division	Fidelity® High Income Sub-Account	Fidelity® Index 500 Sub-Account	Franklin Small Cap Value Securities Division	Goldman Sachs Capital Growth Division	INVESCO Financial Services Division	INVESCO Health Sciences Division	INVESCO Technology Division
Investment income
Dividends	$289,876	$3,871	$40,635	$27,697	$114,185	$3,795	$1,292	$798	$17,853	$109	$-	$-

Expenses
Mortality and expense risk fees and administrative charges	96,544	2,859	5,936	9,360	165,040	429	843	2,241	10,155	39	322	3,010

Net investment income (loss)	193,332	1,012	34,699	18,337	(50,855)	3,366	449	(1,443)	7,698	70	(322)	(3,010)

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	(264,423)	11,667	10,947	14,155	(73,351)	(2,789)	(4,370)	10,732	(51,110)	197	4,327	33,261
Change in net unrealized appreciation/depreciation of investments	2,567,217	136,727	87,723	230,005	5,157,590	3,538	12,264	127,119	252,229	613	(867)	158,207

Net gain (loss) on investments	2,302,794	148,394	98,670	244,160	5,084,239	749	7,894	137,851	201,119	810	3,460	191,468

Net increase (decrease) in net assets resulting from operations	2,496,126	149,406	133,369	262,497	5,033,384	4,115	8,343	136,408	208,817	880	3,138	188,458

Capital transactions:
Transfer of net premiums	3,912,107	179,644	272,210	571,182	6,354,657	4,703	4,172	117,654	416,543	9,889	25,335	157,262
Transfers due to death benefits	(3,409)	-	(265)	-	(12,529)	-	(3,727)	-	(516)	-	-	-
Transfers due to withdrawal of funds	(895,928)	(17,475)	(21,383)	(26,229)	(1,187,276)	(1,204)	(17,876)	(16,445)	(11,971)	(128)	(2,128)	(58,049)
Transfers due to charges for administrative and insurance costs	(2,324,309)	(74,913)	(135,273)	(191,364)	(3,925,530)	(4,062)	(12,698)	(26,629)	(270,561)	(869)	(5,207)	(113,093)
Transfers between divisions/Sub-Accounts and to/from Guaranteed Principal Account/Fixed Account	(439,553)	1,589,009	1,678,852	2,166,641	(153,751)	(192)	806	552,258	(116,802)	2,989	6,184	1,036,739

Net increase (decrease) in net assets resulting from capital transactions	248,908	1,676,265	1,794,141	2,520,230	1,075,571	(755)	(29,323)	626,838	16,693	11,881	24,184	1,022,859

Total increase (decrease)	2,745,034	1,825,671	1,927,510	2,782,727	6,108,955	3,360	(20,980)	763,246	225,510	12,761	27,322	1,211,317

NET ASSETS, at beginning of the year	19,816,692	148,363	448,984	741,508	32,866,495	46,988	100,976	180,455	2,416,252	2,839	54,025	466,140

NET ASSETS, at end of the year	$22,561,726	$1,974,034	$2,376,494	$3,524,235	$38,975,450	$50,348	$79,996	$943,701	$2,641,762	$15,600	$81,347	$1,677,457

See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2004

	Janus Aspen Balanced Division	Janus Aspen Capital Appreciation Division	Janus Aspen Worldwide Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MML Blend Division	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division	MML Inflation- Protected Bond Division
Investment income
Dividends	$5,622	$20,080	$63,692	$27	$-	$416,735	$-	$180	$821,005	$622,088	$9,907	$99,563

Expenses
Mortality and expense risk fees and administrative charges	514	36,613	29,060	26	393	68,765	612	51	184,117	156,673	8,533	10,042

Net investment income (loss)	5,108	(16,533)	34,632	1	(393)	347,970	(612)	129	636,888	465,415	1,374	89,521

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	1,733	(224,330)	(282,197)	47	1,760	(1,008,622)	4,269	125	(2,343,916)	(1,058,325)	(44,285)	69,447
Change in net unrealized appreciation/depreciation of investments	14,942	1,555,076	524,317	743	3,628	1,893,672	20,141	750	7,404,276	3,910,105	134,818	(12,964)

Net gain (loss) on investments	16,675	1,330,746	242,120	790	5,388	885,050	24,410	875	5,060,360	2,851,780	90,533	56,483

Net increase (decrease) in net assets resulting from operations	21,783	1,314,213	276,752	791	4,995	1,233,020	23,798	1,004	5,697,248	3,317,195	91,907	146,004

Capital transactions:
Transfer of net premiums	43,041	1,550,293	1,571,639	3,622	44,739	3,139,483	35,839	8,458	7,385,116	5,723,580	443,738	644,816
Transfers due to death benefits	-	(2,133)	(344)	-	-	(12,384)	-	-	(95,838)	(10,654)	-	(2,328)
Transfers due to withdrawal of funds	(267)	(223,784)	(240,543)	(24)	(11,542)	(726,765)	(1,542)	(2,644)	(1,608,691)	(1,546,271)	(54,567)	92,829
Transfers due to charges for administrative and insurance costs	(15,915)	(1,370,060)	(802,415)	(359)	(7,648)	(1,838,766)	(14,612)	(1,272)	(4,679,142)	(3,995,177)	(235,241)	(349,129)
Transfers between divisions/Sub-Accounts and to/from Guaranteed Principal Account/Fixed Account	248,305	(396,516)	(440,363)	5,282	(16,941)	(453,685)	49,153	7,611	(1,226,346)	(1,944,663)	215,815	(681,530)

Net increase (decrease) in net assets resulting from capital transactions	275,164	(442,200)	87,974	8,521	8,608	107,883	68,838	12,153	(224,901)	(1,773,185)	369,745	(295,342)

Total increase (decrease)	296,947	872,013	364,726	9,312	13,603	1,340,903	92,636	13,157	5,472,347	1,544,010	461,652	(149,338)

NET ASSETS, at beginning of the year	34,352	7,786,815	6,165,208	3,595	66,872	14,975,418	93,804	447	37,626,442	34,400,695	1,729,167	1,982,956

NET ASSETS, at end of the year	$331,299	$8,658,828	$6,529,934	$12,907	$80,475	$16,316,321	$186,440	$13,604	$43,098,789	$35,944,705	$2,190,819	$1,833,618

See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2004

	MML Large Cap Value Division	MML Managed Bond Division	MML Money Market Division	MML OTC 100 Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Company Opportunities Division	Oppenheimer Aggressive Growth Division	Oppenheimer Bond Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division
Investment income
Dividends	$23,571	$548,564	$150,078	$1,286	$238,249	$-	$38,919	$-	$104,522	$104,304	$432,769	$204,930

Expenses
Mortality and expense risk fees and administrative charges	12,752	47,472	80,290	974	48,460	14,072	1,380	142,379	11,561	156,137	165,670	13,113

Net investment income (loss)	10,819	501,092	69,788	312	189,789	(14,072)	37,539	(142,379)	92,961	(51,833)	267,099	191,817

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	44,771	37,629	1,521	19,718	285,029	24,565	3,416	(4,121,981)	9,228	(1,033,897)	(402,812)	(14,354)
Change in net unrealized appreciation/depreciation of investments	275,328	(76,734)	(1,397)	(3,111)	1,204,123	386,145	37,165	9,571,018	15,158	3,294,362	6,589,240	102,926

Net gain (loss) on investments	320,099	(39,105)	124	16,607	1,489,152	410,710	40,581	5,449,037	24,386	2,260,465	6,186,428	88,572

Net increase (decrease) in net assets resulting from operations	330,918	461,987	69,912	16,919	1,678,941	396,638	78,120	5,306,658	117,347	2,208,632	6,453,527	280,389

Capital transactions:
Transfer of net premiums	282,756	1,478,205	6,959,046	24,322	1,772,416	658,310	89,499	7,319,578	528,600	7,054,811	6,416,092	401,871
Transfers due to death benefits	-	(20,826)	(1,459)	-	(6,676)	(2,137)	-	(27,968)	-	(26,085)	(27,459)	-
Transfers due to withdrawal of funds	(7,070)	(313,739)	(877,929)	(13,494)	(301,299)	(101,525)	(4,386)	(1,194,732)	(135,806)	(1,111,334)	(1,314,960)	(54,054)
Transfers due to charges for administrative and insurance costs	(224,895)	(1,401,791)	(2,330,393)	(33,149)	(1,074,512)	(329,237)	(21,466)	(4,293,867)	(241,034)	(4,010,441)	(3,935,888)	(256,044)
Transfers between divisions/Sub-Accounts and to/from Guaranteed Principal Account/Fixed Account	595,646	733,098	(6,716,482)	(46,340)	(355,874)	(42,049)	305,565	(1,117,288)	(65,311)	(349,224)	806,854	326,611

Net increase (decrease) in net assets resulting from capital transactions	646,437	474,947	(2,967,217)	(68,661)	34,055	183,362	369,212	685,723	86,449	1,557,727	1,944,639	418,384

Total increase (decrease)	977,355	936,934	(2,897,305)	(51,742)	1,712,996	580,000	447,332	5,992,381	203,796	3,766,359	8,398,166	698,773

NET ASSETS, at beginning of the year	2,425,572	11,736,475	19,226,860	271,643	10,491,936	2,892,260	125,220	27,189,879	2,306,820	32,780,619	33,082,005	2,911,334

NET ASSETS, at end of the year	$3,402,927	$12,673,409	$16,329,555	$219,901	$12,204,932	$3,472,260	$572,552	$33,182,260	$2,510,616	$36,546,978	$41,480,171	$3,610,107

See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2004

	Oppenheimer Income Sub-Account	Oppenheimer International Equity Sub-Account	Oppenheimer International Growth Division	Oppenheimer Main Street Division	Oppenheimer Strategic Bond Division	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	Scudder VIT Small Cap Index Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Mid-Cap Growth Division	Templeton Foreign Securities Division
Investment income
Dividends	$14,113	$534	$10,821	$72,812	$296,326	$2,232	$4,689	$14,524	$8,888	$55,805	$-	$35,178

Expenses
Mortality and expense risk fees and administrative charges	1,253	123	3,705	39,672	27,100	1,858	2,054	14,017	2,921	3,552	143,467	13,377

Net investment income (loss)	12,860	411	7,116	33,140	269,226	374	2,635	507	5,967	52,253	(143,467)	21,801

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	(4,654)	(4,807)	64,741	(70,002)	68,061	(9,734)	(9,416)	187,115	9,587	7,884	360,836	39,206
Change in net unrealized appreciation/depreciation of investments	5,348	10,614	92,405	811,873	171,119	26,268	25,414	388,440	65,480	88,542	4,965,140	567,518

Net gain (loss) on investments	694	5,807	157,146	741,871	239,180	16,534	15,998	575,555	75,067	96,426	5,325,976	606,724

Net increase (decrease) in net assets resulting from operations	13,554	6,218	164,262	775,011	508,406	16,908	18,633	576,062	81,034	148,679	5,182,509	628,525

Capital transactions:
Transfer of net premiums	912	3,314	155,040	1,925,145	860,387	17,426	34,469	385,097	67,869	166,430	5,199,923	546,567
Transfers due to death benefits	(16,048)	-	-	(5,333)	-	(2,552)	(9,523)	(1,523)	-	-	(5,868)	-
Transfers due to withdrawal of funds	(2,662)	(7,156)	(59,762)	(384,453)	(271,937)	(11,581)	(3,158)	(39,260)	(6,254)	(7,053)	(1,220,547)	(227,024)
Transfers due to charges for administrative and insurance costs	(36,211)	(2,317)	(55,953)	(1,058,293)	(593,370)	(26,238)	(32,686)	(582,225)	(40,187)	(48,532)	(3,431,193)	(264,422)
Transfers between divisions/Sub-Accounts and to/from Guaranteed Principal Account/Fixed Account	364	84	366,049	(30,819)	679,679	1,792	-	213,706	1,247,851	1,593,830	380,053	1,056,559

Net increase (decrease) in net assets resulting from capital transactions	(53,645)	(6,075)	405,374	446,247	674,759	(21,153)	(10,898)	(24,205)	1,269,279	1,704,675	922,368	1,111,680

Total increase (decrease)	(40,091)	143	569,636	1,221,258	1,183,165	(4,245)	7,735	551,857	1,350,313	1,853,354	6,104,877	1,740,205

NET ASSETS, at beginning of the year	311,036	35,618	562,744	8,275,103	5,699,538	212,065	230,088	3,487,214	266,767	201,891	28,331,414	2,839,855

NET ASSETS, at end of the year	$270,945	$35,761	$1,132,380	$9,496,361	$6,882,703	$207,820	$237,823	$4,039,071	$1,617,080	$2,055,245	$34,436,291	$4,580,060

See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I

Notes To Financial Statements

1.	ORGANIZATION

C.M. Life Insurance Company (“C.M. Life”) was formerly a wholly-owned stock life insurance subsidiary of Connecticut Mutual Life Insurance Company (“CML”). On February 29, 1996, CML merged with and into Massachusetts Mutual Life Insurance Company (“MassMutual”). Upon the merger, CML’s existence ceased and MassMutual became the surviving company under the name Massachusetts Mutual Life Insurance Company. C.M. Life became a wholly-owned subsidiary of MassMutual.

C.M. Life Variable Life Separate Account I (“Separate Account I”) is a separate investment account established on February 2, 1995, by C.M. Life in accordance with the laws of the State of Connecticut.

C.M. Life maintains four segments within Separate Account I. The initial segment, Executive Benefit Variable Universal Life (“EBVUL Segment”) is used exclusively for C.M. Life’s individual flexible premium variable life insurance policy, known as Executive Benefit Variable Universal Life. The EBVUL policy is no longer offered for sale to the public. Policy owners may continue, however, to make premium payments under existing policies.

On November 12, 1997, C.M. Life established a second segment, Survivorship Variable Universal Life (“SVUL Segment”) within Separate Account I to be used exclusively for C.M. Life’s survivorship flexible premium adjustable variable life insurance policy, known as Survivorship Variable Universal Life. This policy is no longer offered for sale. Policy owners may continue, however, to make premium payments under existing policies.

On November 12, 1997, C.M. Life established a third segment, Variable Universal Life (“VUL Segment”) within Separate Account I to be used exclusively for C.M. Life’s flexible premium adjustable variable life insurance policy, known as Variable Universal Life. This policy is no longer offered for sale. Policy owners may continue, however, to make premium payments under existing policies.

On November 23, 1999, C.M. Life established a fourth segment, Survivorship Variable Universal Life II (“SVUL II Segment”) within Separate Account I to be used exclusively for C.M. Life’s survivorship flexible premium adjustable variable life insurance policy, known as Survivorship Variable Universal Life II.

Separate Account I is registered as a unit investment trust pursuant to the Investment Company Act of 1940 (“the 1940 Act”).

The assets and liabilities of Separate Account I are clearly identified and distinguished from C.M. Life’s other assets and liabilities. The portion of Separate Account I’s assets applicable to the variable life contracts is not chargeable with liabilities arising out of any other business C.M. Life may conduct.

2.	INVESTMENT OF SEPARATE ACCOUNT I’s ASSETS

Separate Account I consists of forty-eight divisions/sub-accounts which invest in the following mutual funds of the same name unless stated otherwise:

AIM Variable Investment Funds (“AIM V.I.”), (prior to May 1, 2004, known as INVESCO Variable Investment Funds, Inc.), is an open-end, diversified, management investment company registered under the 1940 Act with three of its Funds available to Separate Account I policy owners: AIM V.I. Financial Services Fund (Series I) (prior to October 15, 2004, known as INVESCO VIF-Financial Services Fund), AIM V.I. Global Health Care Fund (Series I) (prior to July 1, 2005, known as AIM V.I. Health Sciences Fund) (prior to October 15, 2004, known as INVESCO VIF-Health Sciences Fund) and AIM V.I. Technology Fund (Series I) (prior to October 15, 2004 known as INVESCO VIF-Technology Fund). A I M Advisors, Inc. is the investment adviser to the Funds (prior to May 1, 2004, INVESCO Funds Group, Inc. was the Funds’ investment adviser and prior to October 1, 2004, INVESCO Institutional (N.A.), Inc. was the sub-adviser to the Funds).

American Century Variable Portfolios, Inc. (“American Century VP”) is a diversified, open-end, management investment company registered under the 1940 Act with two of its Funds available to Separate Account I policy owners: American Century VP Income & Growth Fund and American Century VP Value Fund. American Century Investment Management, Inc., is the investment adviser to the Funds.

Notes To Financial Statements (Continued)

American Funds Insurance Series® (“American Funds”) is a diversified, open-end, management investment company registered under the 1940 Act with two of its Funds available to Separate Account I policy owners: American Funds® Asset Allocation Fund (Class 2) and American Funds® Growth-Income Fund (Class 2). Capital Research and Management Company is the investment adviser to the Funds.

Fidelity® Variable Insurance Products Fund (“Fidelity VIP”) is an open-end, management investment company registered under the 1940 Act with three of its Portfolios available to Separate Account I policy owners: Fidelity® VIP Contrafund® Portfolio (Initial Class), Fidelity® VIP High Income Portfolio and Fidelity® VIP Index 500 Portfolio. Fidelity Management & Research Company (“FMR”) is the investment adviser to these Portfolios. FMR Co., Inc., a wholly-owned subsidiary of FMR, serves as sub-adviser to the Portfolios. The following affiliates also serve as sub-advisers assisting FMR with foreign investments for the Fidelity® VIP Contrafund® Portfolio (Initial Class) and Fidelity® VIP High Income Portfolio: Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity International Investment Advisors, Fidelity International Investments Advisors (U.K.) Limited, and Fidelity Investments Japan Limited.

Franklin Templeton Variable Insurance Products Trust (“Franklin Templeton VIP Trust”) is an open-end, management investment company registered under the 1940 Act with two of its Funds available to Separate Account I policy owners: Franklin Small Cap Value Securities Fund (Class 2) and Templeton Foreign Securities Fund (Class 2). Franklin Advisory Services, LLC is the investment adviser to the Franklin Small Cap Value Securities Fund and Templeton Investment Counsel, LLC is the investment adviser to the Templeton Foreign Securities Fund.

Goldman Sachs Variable Insurance Trust (“Goldman Sachs”) is an open-end, management investment company registered under the 1940 Act with one of its Funds available to Separate Account I policy owners: Goldman Sachs VIT Capital Growth Fund (the Goldman Sachs Capital Growth Division invests in this Fund). Goldman Sachs Asset Management L.P., a separate business unit of the Investment Management Division of Goldman Sachs & Co., serves as investment adviser to the Fund.

Janus Aspen Series (“Janus Aspen”) is an open-end, management investment company registered under the 1940 Act with three of its Portfolios available to Separate Account I policy owners: Janus Aspen Balanced Portfolio (Service), Janus Aspen Forty Portfolio (Institutional) (prior to May 1, 2005, this fund was called Janus Aspen Capital Appreciation Portfolio) and Janus Aspen Worldwide Growth Portfolio (Institutional). Janus Capital Management LLC is the investment adviser to these Portfolios.

MFS® Variable Insurance TrustSM (“MFS Trust”) is an open-end, investment management company registered under the 1940 Act with two of its separate series of shares available to Separate Account I policy owners: MFS® Investors Trust Series and MFS® New Discovery Series. Massachusetts Financial Services Company serves as investment adviser to these Series.

MML Series Investment Fund (“MML Trust”) is an open-end, investment company registered under the 1940 Act with all six of its separate Series (“MML Trust Funds”) available to Separate Account I policy owners: MML Emerging Growth Fund, MML Equity Index Fund (Class II), MML Growth Equity Fund, MML Large Cap Value Fund, MML OTC 100 Fund, and MML Small Cap Growth Equity Fund. MassMutual serves as investment adviser to each of these MML Trust Funds pursuant to an investment management agreement. MassMutual has entered into a sub-advisory agreement with Northern Trust Investments, N.A. (“Northern Trust”) whereby Northern Trust manages the investments of the MML Equity Index Fund (Class II) and MML OTC 100 Fund. MassMutual has entered into a sub-advisory agreement with RS Investment Management, L.P., to serve as the investment sub-adviser to the MML Emerging Growth Fund. MassMutual has entered into a sub-advisory agreement with Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) to serve as the investment sub-adviser to the MML Growth Equity Fund. (Prior to June 1, 2004, Massachusetts Financial Services Company served as sub-adviser to the Fund). MassMutual has entered into a sub-advisory agreement with Davis Selected Advisers, L.P., to serve as the investment sub-adviser to the MML Large Cap Value Fund. MassMutual has entered into sub-advisory agreements with Wellington Management Company, LLP and Waddell & Reed Investment Management Company pursuant to which each serves as investment sub-adviser to a portion of the MML Small Cap Growth Equity Fund.

MML Series Investment Fund II (“MML II Trust”) is an open-end, investment company registered under the 1940 Act with all eight of its separate Series (“MML II Trust Funds”) available to Separate Account I policy owners: MML Blend Fund, MML Enhanced Index Core Equity Fund, MML Equity Fund, MML Inflation-Protected Bond Fund, MML Managed Bond Fund, MML Money Market Fund, MML Small Cap Equity Fund, and MML Small Company Opportunities Fund.

Notes To Financial Statements (Continued)

MassMutual serves as investment adviser to each of these MML II Trust Funds pursuant to an investment management agreement. MassMutual has entered into sub-advisory agreements with Babson Capital Management LLC (“Babson Capital”), (prior to August 6, 2004 the sub-adviser was called David L. Babson & Company Inc.), a controlled subsidiary of MassMutual, pursuant to which Babson Capital serves as the investment sub-adviser to the MML Blend Fund, MML Enhanced Index Core Equity Fund, MML Inflation-Protected Bond Fund, MML Managed Bond Fund, MML Money Market Fund, MML Small Cap Equity Fund and MML Small Company Opportunities Fund. MassMutual has entered into sub-advisory agreements with Babson Capital and Alliance Capital Management L.P. (“Alliance Capital”) whereby Babson Capital and Alliance Capital each serve as investment sub-adviser to a portion of the MML Equity Fund. (Effective January 27, 2006, OppenheimerFunds, Inc. replaced Babson Capital Management LLC as the co-sub-adviser to the MML Equity Fund.)

Oppenheimer Variable Account Funds (“Oppenheimer Funds”) is an open-end, management investment company registered under the 1940 Act with seven of its Funds available to Separate Account I policy owners: Oppenheimer Aggressive Growth Fund/VA, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Core Bond Fund/VA (the Oppenheimer Income Sub-Account and Oppenheimer Core Bond Division invest in this Fund), (prior to April 29, 2005, this fund was called Oppenheimer Bond Fund/VA), Oppenheimer Global Securities Fund/VA, Oppenheimer High Income Fund/VA, Oppenheimer Main Street Fund®/VA and Oppenheimer Strategic Bond Fund/VA. OppenheimerFunds, Inc., a controlled subsidiary of MassMutual, serves as investment adviser to these Oppenheimer Funds.

Panorama Series Fund, Inc. (“Panorama Fund”) is an open-end, management investment company registered under the 1940 Act with three of its Fund/Portfolios available to Separate Account I policy owners: Oppenheimer International Growth Fund/VA, (the Oppenheimer International Equity Sub-Account and the Oppenheimer International Growth Division invest in this Fund), Panorama Total Return Portfolio and Panorama Growth Portfolio. OppenheimerFunds, Inc., a controlled subsidiary of MassMutual, serves as investment adviser to these Panorama Fund/Portfolios.

Scudder Investment VIT Funds (“Scudder Investment”) (effective February 6, 2006, renamed DWS VIT Funds), is an investment company registered under the 1940 Act with one of its Funds available to Separate Account I policy owners: Scudder VIT Small Cap Index Fund (effective February 6, 2006, renamed DWS Small Cap Index VIP). Deutsche Asset Management, Inc. (“DeAM”) serves as the investment adviser to the Fund. Northern Trust Investments, N.A., serves as investment sub-adviser to this Fund.

T. Rowe Price Equity Series, Inc. is a diversified, open-end, investment company registered under the 1940 Act with three of its Portfolios available to Separate Account I policy owners: T. Rowe Price Blue Chip Growth Portfolio, T. Rowe Price Equity Income Portfolio and T. Rowe Price Mid-Cap Growth Portfolio. The T. Rowe Price Mid-Cap Growth Portfolio is not available as an investment choice for contracts issued on May 1, 2004 or later. T. Rowe Price Associates, Inc. is the investment adviser to these Portfolios.

In addition to the forty-eight divisions/sub-accounts, some policy owners may also allocate funds to the Guaranteed Principal Account (“GPA”)/Fixed Account, which is part of C.M. Life’s general investment account. The general investment account is not registered as an investment company under the 1940 Act.

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by Separate Account I in preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (hereinafter referred to as “generally accepted accounting principles”).

A.	Investment Valuation

Investments in the investment divisions/sub-accounts are valued at the closing net asset value per share of each of the respective underlying Funds/Portfolios, which value their investment securities at fair value.

B.	Accounting for Investments

Investment transactions are accounted for on trade date and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-dividend date, and are reinvested in the underlying investment divisions/sub-accounts.

Notes To Financial Statements (Continued)

C.	Federal Income Taxes

C.M. Life is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Separate Account I is part of C.M. Life’s total operations and is not taxed separately. Separate Account I will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to policies, which depend on Separate Account I’s investment performance. Accordingly, no provision for federal income tax has been made. C.M. Life may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to Separate Account I.

D.	Policy Charges

See Note 7B for charges associated with the policies.

E.	Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.	Policy Loan

When a policy loan is made, Separate Account I transfers the amount of the loan to C.M. Life, thereby decreasing both the investments and the net assets of Separate Account I by an equal amount. The policy owner is charged interest on the outstanding policy loan amount generally equal to either a fixed interest rate of 4 to 8% per year or (in all qualifying jurisdictions) an adjustable loan rate, where applicable. The adjustable loan rate is selected each year for the following policy year.

As long as a loan is outstanding, a portion of the policy account value equal to the loan is invested in the GPA. The amount of the loan earns interest at a rate equal to the greater of either a fixed interest rate generally equal to 3% of the loan or the policy loan rate less the loan interest rate expense charge. This amount does not participate in Separate Account I’s investment performance.

4.	RELATED PARTY TRANSACTIONS

A.	Sales Agreements

MML Distributors, LLC (“MML Distributors”), a wholly-owned subsidiary of MassMutual, serves as principal underwriter for most of the policies pursuant to an underwriting and servicing agreement among MML Distributors, C.M. Life and Separate Account I. MML Distributors is registered with the Securities and Exchange Commission (the “SEC”) as broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (the “NASD”). MML Distributors may enter into selling agreements with other broker-dealers who are registered with the SEC and are members of the NASD in order to sell the policies.

Pursuant to the underwriting and servicing agreements, commissions or other fees due to registered representatives for selling and servicing the policies are paid by C.M. Life on behalf of MML Distributors. MML Distributors also receives compensation for their actions as underwriters of the policies.

B.	Receivable from/Payable to C.M. Life

Certain fees such as cost of insurance fees and mortality and expense fees are charges paid between the General Account and Separate Account I.

Notes To Financial Statements (Continued)

5.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2005 were as follows:

	AIM V.I. Financial Services Division	AIM V.I. Global Health Care Division	AIM V.I. Technology Division	American Century VP Income & Growth Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP High Income Sub-Account	Fidelity® VIP Index 500 Sub-Account	Franklin Small Cap Value Securities Division	Goldman Sachs Capital Growth Division

Cost of purchases	$7,377	$74,160	$363,356	$2,756,726	$1,278,776	$989,832	$1,453,120	$4,259,181	$12,196	$1,723	$2,154,489	$678,281
Proceeds from sales	(2,563)	(15,115)	(335,635)	(2,674,164)	(336,362)	(439,225)	(318,092)	(3,171,492)	(4,595)	(18,632)	(642,600)	(267,466)

	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Worldwide Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MML Blend Division	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division	MML Inflation- Protected Bond Division
Cost of purchases	$98,536	$1,797,902	$833,742	$47,431	$54,688	$2,069,299	$61,044	$13,538	$4,953,471	$3,552,314	$334,440	$859,758
Proceeds from sales	(188,001)	(1,199,516)	(784,721)	(3,360)	(11,452)	(2,807,590)	(29,439)	(1,556)	(5,244,591)	(4,241,804)	(399,981)	(356,426)

	MML Large Cap Value Division	MML Managed Bond Division	MML Money Market Division	MML OTC 100 Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Company Opportunities Division	Oppenheimer Aggressive Growth Division	Oppenheimer Capital Appreciation Division	Oppenheimer Core Bond Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division
Cost of purchases	$478,705	$1,988,643	$7,384,413	$78,132	$1,622,263	$783,337	$328,179	$3,033,067	$3,794,005	$666,142	$4,572,315	$728,262
Proceeds from sales	(935,929)	(2,339,985)	(9,269,342)	(102,026)	(1,838,364)	(457,960)	(146,231)	(3,161,566)	(3,867,837)	(624,790)	(3,272,276)	(1,166,603)

	Oppenheimer Income Sub-Account	Oppenheimer International Equity Sub-Account	Oppenheimer International Growth Division	Oppenheimer Main Street Division	Oppenheimer Strategic Bond Division	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	Scudder VIT Small Cap Index Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Mid-Cap Growth Division	Templeton Foreign Securities Division
Cost of purchases	$13,190	$1,924	$541,471	$1,278,089	$2,288,964	$38,510	$86,990	$818,866	$753,842	$1,915,739	$5,075,797	$1,470,637
Proceeds from sales	(47,760)	(9,110)	(288,996)	(1,243,044)	(1,400,272)	(23,074)	(46,297)	(943,802)	(163,259)	(193,603)	(2,989,508)	(1,107,088)

Notes To Financial Statements (Continued)

6.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS

The changes in outstanding units for the two years ended December 31, 2005 were as follows:

December 31, 2005	AIM V.I. Financial Services Division	AIM V.I. Global Health Care Division	AIM V.I. Technology Division	American Century VP Income & Growth Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP High Income Sub-Account	Fidelity® VIP Index 500 Sub-Account	Franklin Small Cap Value Securities Division	Goldman Sachs Capital Growth Division

Units purchased	6,078	14,768	560,422	3,401,628	371,461	292,196	534,702	4,521,036	3,914	232	151,304	692,838
Units withdrawn	(1,945)	(5,632)	(431,621)	(2,918,654)	(224,971)	(260,496)	(289,845)	(4,249,644)	(3,478)	(8,538)	(111,289)	(408,799)
Units transferred between Divisions/Sub-Accounts and to/from GPA/Fixed Account	(508)	35,847	(85,672)	(670,049)	355,440	343,291	525,013	614,871	-	-	897,001	253,293

Net increase (decrease)	3,625	44,983	43,129	(187,075)	501,930	374,991	769,870	886,263	436	(8,306)	937,016	537,332

December 31, 2005 (Continued)	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Worldwide Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MML Blend Division	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division	MML Inflation- Protected Bond Division

Units purchased	20,710	1,884,120	2,320,936	5,995	22,800	2,395,179	64,508	4,042	6,498,313	5,299,607	640,406	129,952
Units withdrawn	(30,471)	(1,930,612)	(1,548,485)	(2,041)	(8,260)	(3,123,207)	(27,288)	(1,109)	(6,079,435)	(4,829,887)	(491,605)	(135,055)
Units transferred between Divisions/Sub-Accounts and to/from GPA/Fixed Account	(71,390)	746,348	(807,627)	29,134	18,496	(295,557)	3,298	4,899	(1,281,841)	(1,376,242)	(263,806)	356,477

Net increase (decrease)	(81,151)	699,856	(35,176)	33,088	33,036	(1,023,585)	40,518	7,832	(862,963)	(906,522)	(115,005)	351,374

December 31, 2005 (Continued)	MML Large Cap Value Division	MML Managed Bond Division	MML Money Market Division	MML OTC 100 Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Company Opportunities Division	Oppenheimer Aggressive Growth Division	Oppenheimer Capital Appreciation Division	Oppenheimer Core Bond Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division

Units purchased	246,739	1,115,932	3,683,518	44,921	1,001,584	676,818	84,019	5,971,198	5,667,709	304,360	3,414,610	287,707
Units withdrawn	(261,700)	(1,467,656)	(4,740,112)	(30,867)	(997,359)	(498,354)	(84,634)	(4,859,896)	(4,487,453)	(345,574)	(3,294,389)	(256,496)
Units transferred between Divisions/Sub-Accounts and to/from GPA/Fixed Account	(403,391)	(265,862)	(871,700)	5,010	(523,014)	165,070	64,701	(1,045,004)	(1,305,498)	4,896	745,158	(543,728)

Net increase (decrease)	(418,352)	(617,586)	(1,928,294)	19,064	(518,789)	343,534	64,086	66,298	(125,242)	(36,318)	865,379	(512,517)

Notes To Financial Statements (Continued)

6.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

December 31, 2005 (Continued)	Oppenheimer Income Sub-Account	Oppenheimer International Equity Sub-Account	Oppenheimer International Growth Division	Oppenheimer Main Street Division	Oppenheimer Strategic Bond Division	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	Scudder VIT Small Cap Index Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Mid-Cap Growth Division	Templeton Foreign Securities Division

Units purchased	64	883	154,728	1,887,000	554,139	24,765	56,132	368,977	140,210	265,445	3,060,086	590,442
Units withdrawn	(28,074)	(4,943)	(158,536)	(1,757,531)	(594,224)	(15,256)	(30,723)	(493,973)	(103,714)	(168,857)	(2,904,041)	(398,031)
Units transferred between Divisions/Sub-Accounts and to/from GPA/Fixed Account	-	-	233,513	(169,730)	455,041	-	-	(89,210)	427,463	995,876	(61,201)	117,103

Net increase (decrease)	(28,010)	(4,060)	229,705	(40,261)	414,956	9,509	25,409	(214,206)	463,959	1,092,464	94,844	309,514

December 31, 2004	American Century® VP Income & Growth Division	American Century® VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	Fidelity® VIP Contrafund® Division	Fidelity® High Income Sub-Account	Fidelity® Index 500 Sub-Account	Franklin Small Cap Value Securities Division	Goldman Sachs Capital Growth Division	INVESCO Financial Services Division	INVESCO Health Sciences Division	INVESCO Technology Division

Units purchased	3,932,644	136,186	229,681	444,040	5,514,940	4,224	2,640	82,833	566,253	7,858	21,362	263,742
Units withdrawn	(3,195,197)	(69,754)	(131,957)	(168,786)	(4,374,541)	(4,636)	(17,146)	(29,602)	(387,966)	(813)	(6,155)	(285,805)
Units transferred between Divisions/Sub-Accounts and to/from GPA/Fixed Account	(443,753)	1,199,307	1,405,551	1,678,974	(162,962)	(162)	91	387,389	(161,652)	2,370	3,194	1,879,243

Net increase (decrease)	293,694	1,265,739	1,503,275	1,954,228	977,437	(574)	(14,415)	440,620	16,635	9,415	18,401	1,857,180

December 31, 2004 (Continued)	Janus Aspen Balanced Division	Janus Aspen Capital Appreciation Division	Janus Aspen Worldwide Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MML Blend Division	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division	MML Inflation- Protected Bond Division

Units purchased	39,612	2,406,040	2,820,513	2,914	34,523	3,147,645	46,431	6,754	8,158,721	6,201,286	757,271	587,869
Units withdrawn	(14,225)	(2,468,584)	(1,857,167)	(299)	(15,401)	(2,580,530)	(22,885)	(3,130)	(6,983,807)	(5,987,249)	(495,786)	(324,753)
Units transferred between Divisions/Sub-Accounts and to/from GPA/Fixed Account	222,707	(628,900)	(793,636)	4,212	(12,182)	(471,727)	67,459	6,168	(1,442,884)	(2,223,438)	360,087	(492,123)

Net increase (decrease)	248,094	(691,444)	169,710	6,827	6,940	95,388	91,005	9,792	(267,970)	(2,009,401)	621,572	(229,007)

Notes To Financial Statements (Continued)

6.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

December 31, 2004 (Continued)	MML Large Cap Value Division	MML Managed Bond Division	MML Money Market Division	MML OTC 100 Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Company Opportunities Division	Oppenheimer Aggressive Growth Division	Oppenheimer Bond Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division

Units purchased	272,866	1,129,144	7,554,893	31,328	1,285,561	809,951	62,326	7,767,620	408,430	6,690,786	4,261,425	331,340
Units withdrawn	(223,565)	(1,284,946)	(2,860,611)	(59,930)	(998,213)	(528,605)	(18,238)	(5,640,014)	(283,516)	(4,707,629)	(3,360,623)	(254,603)
Units transferred between Divisions/Sub-Accounts and to/from GPA/Fixed Account	564,314	499,283	(7,323,860)	(62,122)	(253,683)	(42,061)	217,697	(1,284,312)	(61,584)	(365,386)	692,214	272,771

Net increase (decrease)	613,615	343,481	(2,629,578)	(90,724)	33,665	239,285	261,785	843,294	63,330	1,617,771	1,593,016	349,508

December 31, 2004 (Continued)	Oppenheimer Income Sub-Account	Oppenheimer International Equity Sub-Account	Oppenheimer International Growth Division	Oppenheimer Main Street Division	Oppenheimer Strategic Bond Division	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	Scudder VIT Small Cap Index Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Mid-Cap Growth Division	Templeton Foreign Securities Division
Units purchased	582	2,249	178,078	2,302,567	615,763	16,498	25,543	340,688	55,765	135,091	3,653,418	567,950
Units withdrawn	(34,319)	(5,496)	(126,755)	(1,719,564)	(619,068)	(32,257)	(33,793)	(547,410)	(37,921)	(43,063)	(3,186,924)	(505,244)
Units transferred between Divisions/Sub-Account and to/from GPA/Fixed Account	-	-	398,395	(53,439)	490,916	-	-	167,820	1,002,708	1,210,211	283,903	1,076,197

Net increase (decrease)	(33,737)	(3,247)	449,718	529,564	487,611	(15,759)	(8,250)	(38,902)	1,020,552	1,302,239	750,397	1,138,903

Notes To Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS

A.	A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and total return ratios for each of the five years in the period ended December 31, 2005 follows:

	At December 31,			For the Years Ended December 31,
	Units	Unit Value (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
AIM V.I. Financial Services Division
2005	15,350	$1.40 to $1.41	$21,534	1.66%	0.25% to 0.55%	5.33% to 5.64%
2004	11,725	1.33	15,600	1.38	0.25 to 0.55	8.08 to 8.40
2003	2,310	1.23	2,839	0.76	0.25 to 0.55	22.90 to 23.15

AIM V.I. Global Health Care Division
2005	108,677	1.37 to 1.38	149,470	-	0.25 to 0.55	7.56 to 7.88
2004	63,694	1.27 to 1.28	81,347	-	0.25 to 0.55	6.98 to 7.30
2003	45,293	1.19	54,025	-	0.25 to 0.55	19.09 to 19.33

AIM V.I. Technology Division
2005	2,662,544	0.65	1,737,569	-	0.25 to 0.55	1.62 to 1.92
2004	2,619,415	0.64	1,677,457	-	0.25 to 0.55	4.06 to 4.37
2003	762,235	0.61 to 0.62	466,140	-	0.25 to 0.55	44.49 to 44.93
2002	182,378	0.42	77,205	(0.41)	0.25 to 0.55	(47.24) to (46.98)
2001	51,784	0.80	41,403	(0.21)	0.25 to 0.55	(46.12) to (19.96)

American Century VP Income & Growth Division
2005	20,530,731	1.00 to 1.15	23,226,512	1.96	0.25 to 0.55	4.06 to 4.37
2004	20,717,806	0.96 to 1.21	22,561,726	1.40	0.25 to 0.55	12.37 to 12.71
2003	20,424,112	0.85 to 1.07	19,816,692	1.26	0.25 to 0.55	28.64 to 29.03
2002	18,816,233	0.66 to 0.83	14,235,674	0.54	0.25 to 0.55	(19.97) to (19.57)
2001	15,336,633	0.95 to 1.04	14,550,499	0.30	0.25 to 0.55	(8.86) to (8.58)

American Century VP Value Division
2005	1,886,325	1.48 to 1.50	2,814,934	0.77	0.25 to 0.55	4.46 to 4.77
2004	1,384,395	1.42 to 1.43	1,974,034	0.28	0.25 to 0.55	13.71 to 14.05
2003	118,656	1.25	148,363	-	0.25 to 0.55	24.98 to 25.23

American Funds® Asset Allocation Division
2005	2,262,903	1.36 to 1.37	3,095,779	2.37	0.25 to 0.55	8.54 to 8.87
2004	1,887,912	1.26	2,376,494	3.01	0.25 to 0.55	7.75 to 8.07
2003	384,637	1.17	448,984	3.25	0.25 to 0.55	16.60 to 16.84

American Funds® Growth-Income Division
2005	3,312,058	1.46 to 1.47	4,838,592	1.46	0.25 to 0.55	5.25 to 5.57
2004	2,542,188	1.38 to 1.39	3,524,235	1.23	0.25 to 0.55	9.77 to 10.10
2003	587,960	1.26	741,508	1.66	0.25 to 0.55	26.01 to 26.27

Fidelity® VIP Contrafund® Division
2005	31,442,418	1.27 to 1.51	46,625,355	0.28	0.25 to 0.55	16.30 to 16.65
2004	30,556,155	1.09 to 1.50	38,975,450	0.33	0.25 to 0.55	14.84 to 15.19
2003	29,578,718	0.94 to 1.30	32,866,495	0.44	0.25 to 0.55	27.76 to 28.14
2002	27,596,813	0.74 to 1.02	24,034,119	0.30	0.25 to 0.55	(10.02) to (9.57)
2001	23,126,935	0.81 to 1.12	22,566,121	2.71	0.25 to 0.55	(12.76) to (12.50)

Fidelity® VIP High Income Sub-Account
2005	42,565	1.22	51,777	15.01	0.90	1.78
2004	42,129	1.20	50,348	7.96	0.90	8.61
2003	42,703	1.10	46,988	7.13	0.90	26.13
2002	42,780	0.87	37,322	9.80	0.90	3.44
2001	41,810	0.85	35,579	11.63	0.90	(12.53)

Notes To Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

Fidelity® VIP Index 500 Sub-Account
2005	29,252	$2.21	$64,727	1.81%	0.90%	3.89%
2004	37,558	2.13	79,996	1.38	0.90	9.62
2003	51,973	1.94	100,976	1.51	0.90	27.26
2002	58,068	1.53	88,653	0.45	0.90	(22.25)
2001	62,369	1.98	123,577	0.19	0.90	(12.89)

Franklin Small Cap Value Securities Division
2005	1,513,293	1.77 to 1.78	2,681,682	0.91	0.25 to 0.55	8.17 to 8.50
2004	576,277	1.64	943,701	0.16	0.25 to 0.55	23.07 to 23.44
2003	135,657	1.33	180,455	0.01	0.25 to 0.55	32.88 to 33.15

Goldman Sachs Capital Growth Division
2005	3,892,505	0.80 to 0.81	3,141,884	0.16	0.25 to 0.55	2.38 to 2.69
2004	3,355,173	0.78 to 0.92	2,641,762	0.72	0.25 to 0.55	8.49 to 8.82
2003	3,338,538	0.72 to 0.85	2,416,252	0.28	0.25 to 0.55	23.06 to 23.43
2002	2,875,472	0.58 to 0.69	1,684,899	(0.22)	0.25 to 0.55	(26.48) to (24.90)
2001	1,733,327	0.77 to 0.91	1,346,641	0.13	0.25 to 0.55	(14.93) to (8.76)

Janus Aspen Balanced Division
2005	198,162	1.27 to 1.28	252,600	1.85	0.25 to 0.55	7.07 to 7.39
2004	279,313	1.18 to 1.19	331,299	4.19	0.25 to 0.55	7.70 to 8.02
2003	31,219	1.10	34,352	1.59	0.25 to 0.55	9.90 to 10.12

Janus Aspen Forty Division
2005	12,528,052	0.82 to 0.83	10,313,170	0.22	0.25 to 0.55	12.23 to 12.57
2004	11,828,196	0.73 to 0.74	8,658,828	0.25	0.25 to 0.55	17.58 to 17.93
2003	12,519,640	0.62 to 0.63	7,786,815	0.49	0.25 to 0.55	19.87 to 20.23
2002	12,304,526	0.52	6,377,303	0.12	0.25 to 0.55	(16.30) to (16.13)
2001	9,011,254	0.62	5,564,352	0.88	0.25 to 0.55	(22.10) to (21.87)

Janus Aspen Worldwide Growth Division
2005	10,973,663	0.62 to 0.63	6,860,314	1.40	0.25 to 0.55	5.29 to 5.60
2004	11,008,839	0.59 to 0.60	6,529,934	1.04	0.25 to 0.55	4.20 to 4.52
2003	10,839,129	0.57	6,165,208	1.13	0.25 to 0.55	23.31 to 23.68
2002	9,969,182	0.46	4,595,527	0.51	0.25 to 0.55	(26.06) to (25.91)
2001	7,722,597	0.62	4,800,050	0.08	0.25 to 0.55	(22.86) to (22.63)

MFS® Investors Trust Division
2005	42,967	1.39 to 1.40	59,880	0.53	0.25 to 0.55	6.73 to 7.05
2004	9,879	1.30 to 1.31	12,907	0.47	0.25 to 0.55	10.74 to 11.08
2003	3,052	1.18	3,595	-	0.25 to 0.55	17.72 to 17.95

MFS® New Discovery Division
2005	92,039	1.42 to 1.44	131,654	-	0.25 to 0.55	4.67 to 4.98
2004	59,003	1.36 to 1.37	80,475	-	0.25 to 0.55	5.93 to 6.25
2003	52,063	1.28 to 1.29	66,872	-	0.25 to 0.55	28.43 to 28.69

MML Blend Division
2005	14,272,592	1.10 to 1.11	15,876,603	2.70	0.25 to 0.55	4.09 to 4.41
2004	15,296,177	1.05 to 1.11	16,316,321	2.71	0.25 to 0.55	8.09 to 8.41
2003	15,200,789	0.98 to 1.02	14,975,418	2.64	0.25 to 0.55	18.06 to 18.41
2002	14,708,370	0.83 to 0.86	12,263,787	2.53	0.25 to 0.55	(12.19) to (11.75)
2001	12,882,385	0.94 to 0.98	12,207,983	17.82	0.25 to 0.55	(6.27) to (5.99)

Notes To Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

MML Emerging Growth Division
2005	254,375	$0.87 to $0.88	$222,966	-	0.25% to 0.55%	0.40% to 0.69%
2004	213,857	0.87 to 0.88	186,440	-	0.25 to 0.55	14.03 to 14.38
2003	122,852	0.76 to 0.77	93,804	-	0.25 to 0.55	45.11 to 45.55
2002	52,783	0.52 to 0.53	27,735	(0.43)	0.25 to 0.55	(42.87) to (42.58)
2001	1,232	0.92	1,131	-	0.25 to 0.55	(16.79) to (16.54)

MML Enhanced Index Core Equity Division
2005	17,993	1.40 to 1.41	25,301	7.61	0.25 to 0.55	4.93 to 5.24
2004	10,161	1.34	13,604	1.38	0.25 to 0.55	10.28 to 10.61
2003	369	1.21	447	0.92	0.55	21.24 to 21.49

MML Equity Division
2005	41,350,817	1.04 to 1.08	43,294,810	1.93	0.25 to 0.55	2.56 to 2.87
2004	42,213,780	1.01 to 1.05	43,098,789	2.12	0.25 to 0.55	15.21 to 15.56
2003	42,481,750	0.88 to 0.91	37,626,442	1.86	0.25 to 0.55	26.79 to 27.17
2002	41,091,572	0.69 to 0.72	28,678,550	2.47	0.25 to 0.55	(20.15) to (19.75)
2001	37,336,535	0.86 to 0.89	32,870,300	30.16	0.25 to 0.55	(15.19) to (14.93)

MML Equity Index Division
2005	35,221,126	0.90 to 1.05	36,489,410	1.61	0.25 to 0.55	4.08 to 4.39
2004	36,127,648	0.87 to 1.13	35,944,705	1.81	0.25 to 0.55	9.99 to 10.32
2003	38,137,049	0.78 to 1.02	34,400,695	1.55	0.25 to 0.55	27.61 to 27.99
2002	35,147,312	0.61 to 0.80	24,989,560	0.97	0.25 to 0.55	(22.87) to (22.48)
2001	29,152,950	0.79 to 1.03	26,895,958	0.65	0.25 to 0.55	(12.66) to (12.40)

MML Growth Equity Division
2005	3,460,080	0.63 to 0.64	2,192,681	0.45	0.25 to 0.55	3.31 to 3.62
2004	3,575,085	0.61 to 0.83	2,190,819	0.51	0.25 to 0.55	4.31 to 4.62
2003	2,953,513	0.58 to 0.79	1,729,167	0.02	0.25 to 0.55	22.22 to 22.59
2002	2,574,406	0.48 to 0.65	1,231,249	(0.46)	0.25 to 0.55	(28.34) to (4.89)
2001	1,969,566	0.66 to 0.67	1,308,973	(0.42)	0.25 to 0.55	(25.61) to (25.38)

MML Inflation-Protected Bond Division
2005	1,943,376	1.16 to 1.17	2,266,886	4.85	0.25 to 0.55	1.07 to 1.37
2004	1,592,002	1.15 to 1.16	1,833,618	3.01	0.25 to 0.55	5.67 to 5.98
2003	1,821,009	1.09	1,982,956	2.34	0.25 to 0.55	6.42 to 6.74
2002	432,763	1.02	442,091	1.01	0.09 to 0.55	2.00 to 3.08

MML Large Cap Value Division
2005	2,569,627	1.23 to 1.25	3,182,128	0.69	0.25 to 0.55	8.69 to 9.01
2004	2,987,979	1.13 to 1.15	3,402,927	0.79	0.25 to 0.55	11.23 to 11.57
2003	2,374,364	1.02 to 1.03	2,425,572	0.96	0.25 to 0.55	28.88 to 29.26
2002	1,076,458	0.79	853,747	0.27	0.25 to 0.55	(16.86) to (16.44)
2001	569,030	0.95	540,852	0.33	0.25 to 0.55	(11.65) to (11.38)

MML Managed Bond Division
2005	8,519,729	1.40 to 1.42	12,036,266	4.80	0.25 to 0.55	1.80 to 2.10
2004	9,137,315	1.37 to 1.44	12,673,409	4.77	0.25 to 0.55	3.90 to 4.21
2003	8,793,834	1.32 to 1.38	11,736,475	5.24	0.25 to 0.55	5.01 to 5.33
2002	9,050,903	1.26 to 1.31	11,479,730	5.93	0.25 to 0.55	7.60 to 8.13
2001	7,174,954	1.17 to 1.21	8,433,379	6.52	0.25 to 0.55	7.30 to 7.62

Notes To Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

MML Money Market Division
2005	12,533,926	$1.12 to $1.16	$14,443,434	2.60%	0.25% to 0.55%	2.10% to 2.40%
2004	14,462,220	1.10 to 1.19	16,329,555	0.77	0.25 to 0.55	0.24 to 0.54
2003	17,091,798	1.09 to 1.19	19,226,860	0.63	0.25 to 0.55	0.07 to 0.37
2002	24,205,341	1.09 to 1.18	27,017,834	0.87	0.25 to 0.55	0.53 to 1.04
2001	16,982,215	1.08 to 1.17	18,882,890	3.03	0.25 to 0.55	3.10 to 3.41

MML OTC 100 Division
2005	272,671	0.87 to 0.88	197,371	0.05	0.25 to 0.55	0.74 to 1.04
2004	253,607	0.86 to 0.87	219,901	0.58	0.25 to 0.55	9.76 to 10.09
2003	344,331	0.79	271,643	-	0.25 to 0.55	47.82 to 48.26
2002	144,547	0.53	77,031	(0.50)	0.25 to 0.55	(38.15) to (37.84)
2001	37,055	0.86	31,813	-	0.25 to 0.55	(33.48) to (33.28)

MML Small Cap Equity Division
2005	7,392,366	1.33 to 1.61	11,330,203	5.12	0.25 to 0.55	(0.75) to (0.45)
2004	7,911,155	1.34 to 1.62	12,204,932	2.20	0.25 to 0.55	15.72 to 16.06
2003	7,877,490	1.15 to 1.40	10,491,936	0.21	0.25 to 0.55	30.57 to 30.97
2002	6,777,419	0.88 to 1.07	6,899,236	(0.20)	0.25 to 0.55	(12.49) to (12.06)
2001	5,821,584	1.00 to 1.22	6,760,858	0.19	0.25 to 0.55	2.79 to 3.10

MML Small Cap Growth Equity Division
2005	4,127,068	1.01 to 1.03	4,210,286	-	0.25 to 0.55	10.96 to 11.29
2004	3,783,534	0.91 to 1.15	3,472,260	-	0.25 to 0.55	12.63 to 12.97
2003	3,544,249	0.81 to 1.02	2,892,260	-	0.25 to 0.55	47.74 to 48.18
2002	2,922,506	0.55 to 0.69	1,611,833	(0.47)	0.25 to 0.55	(26.50) to (26.13)
2001	2,048,577	0.74 to 0.75	1,523,414	0.11	0.25 to 0.55	(13.19) to (12.93)

MML Small Company Opportunities Division
2005	417,190	1.79 to 1.80	747,502	13.04	0.25 to 0.55	10.35 to 10.68
2004	353,104	1.62 to 1.63	572,552	11.09	0.25 to 0.55	18.16 to 18.51
2003	91,319	1.37	125,220	7.15	0.25 to 0.55	36.91 to 37.18

Oppenheimer Aggressive Growth Division
2005	32,030,554	0.65 to 1.29	37,138,944	-	0.25 to 0.55	11.71 to 12.05
2004	31,964,256	0.58 to 1.15	33,182,260	-	0.25 to 0.55	19.12 to 19.48
2003	31,120,962	0.48 to 0.97	27,189,879	-	0.25 to 0.55	24.90 to 25.28
2002	28,374,485	0.39 to 0.77	19,836,348	0.15	0.25 to 0.55	(28.33) to (27.97)
2001	21,954,555	0.54 to 1.08	21,481,492	14.20	0.25 to 0.55	(31.65) to (31.44)

Oppenheimer Capital Appreciation Division
2005	32,422,703	0.84 to 1.23	37,941,991	0.90	0.25 to 0.55	4.52 to 4.84
2004	32,547,945	0.80 to 1.32	36,546,978	0.31	0.25 to 0.55	6.35 to 6.67
2003	30,930,174	0.75 to 1.24	32,780,619	0.37	0.25 to 0.55	30.23 to 30.62
2002	27,957,003	0.58 to 0.95	22,851,914	0.11	0.25 to 0.55	(27.40) to (27.04)
2001	23,355,736	0.79 to 1.30	26,612,308	8.91	0.25 to 0.55	(13.06) to (12.80)

Oppenheimer Core Bond Division
2005	1,801,405	1.27 to 1.40	2,508,460	5.16	0.25 to 0.55	2.03 to 2.33
2004	1,837,723	1.24 to 1.39	2,510,616	4.40	0.25 to 0.55	4.91 to 5.23
2003	1,774,393	1.18 to 1.32	2,306,820	5.12	0.25 to 0.55	6.19 to 6.51
2002	1,715,651	1.11 to 1.24	2,104,128	5.22	0.25 to 0.55	8.21 to 8.81
2001	838,180	1.02 to 1.14	944,346	3.71	0.25 to 0.55	1.69 to 7.52

Notes To Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

Oppenheimer Global Securities Division
2005	25,487,185	$1.26 to $2.12	$48,366,398	1.00%	0.25% to 0.55%	13.68% to 14.02%
2004	24,621,806	1.11 to 1.94	41,480,171	1.22	0.25 to 0.55	18.51 to 18.87
2003	23,028,790	0.93 to 1.63	33,082,005	0.73	0.25 to 0.55	42.24 to 42.66
2002	20,671,647	0.65 to 1.14	21,072,101	0.06	0.25 to 0.55	(22.73) to (22.33)
2001	18,002,887	0.84 to 1.47	23,790,591	12.24	0.25 to 0.55	(12.52) to (12.26)

Oppenheimer High Income Division
2005	2,283,348	1.30 to 1.33	3,003,375	7.24	0.25 to 0.55	1.75 to 2.06
2004	2,795,865	1.28 to 1.31	3,610,107	6.03	0.25 to 0.55	8.37 to 8.70
2003	2,446,357	1.18 to 1.20	2,911,334	5.51	0.25 to 0.55	23.28 to 23.65
2002	1,240,581	0.96 to 0.97	1,194,332	8.15	0.25 to 0.55	(3.12) to (2.64)
2001	820,055	0.99 to 1.00	811,664	6.66	0.25 to 0.55	(0.24) to 1.71

Oppenheimer Income Sub-Account
2005	140,529	1.63	229,690	5.32	0.90	1.67
2004	168,539	1.61	270,945	4.92	0.90	4.55
2003	202,276	1.54	311,036	5.62	0.90	5.82
2002	232,455	1.45	337,775	6.58	0.90	9.02
2001	258,423	1.34	347,364	6.70	0.90	6.82

Oppenheimer International Equity Sub-Account
2005	15,818	2.03	32,170	0.85	0.90	13.04
2004	19,878	1.80	35,761	1.47	0.90	16.80
2003	23,125	1.54	35,618	1.33	0.90	48.78
2002	21,645	1.04	22,409	(0.13)	0.90	(28.51)
2001	20,935	1.46	30,589	17.95	0.90	(24.99)

Oppenheimer International Growth Division
2005	1,307,437	1.19 to 1.20	1,559,968	0.82	0.25 to 0.55	13.44 to 13.78
2004	1,077,732	1.05 to 1.06	1,132,380	1.24	0.25 to 0.55	17.21 to 17.56
2003	628,014	0.89 to 0.90	562,744	0.79	0.25 to 0.55	49.30 to 49.75
2002	206,004	0.60	123,315	(0.20)	0.25 to 0.55	(29.04) to (28.68)
2001	57,380	0.84	48,231	(0.23)	0.25 to 0.55	(24.73) to (15.85)

Oppenheimer Main Street Division
2005	10,488,949	0.94 to 0.96	9,956,193	1.32	0.25 to 0.55	5.40 to 5.71
2004	10,529,210	0.89 to 1.06	9,496,361	0.83	0.25 to 0.55	8.86 to 9.19
2003	9,999,646	0.82 to 0.97	8,275,103	0.92	0.25 to 0.55	26.02 to 26.40
2002	9,034,377	0.65 to 0.77	5,925,579	0.20	0.25 to 0.55	(19.40) to (19.00)
2001	6,701,686	0.81	5,407,985	(0.04)	0.25 to 0.55	(10.65) to (10.38)

Oppenheimer Strategic Bond Division
2005	5,066,778	1.50 to 1.51	7,662,301	4.39	0.25 to 0.55	2.11 to 2.41
2004	4,651,822	1.46 to 1.49	6,882,703	4.72	0.25 to 0.55	8.08 to 8.40
2003	4,164,211	1.35 to 1.38	5,699,538	5.69	0.25 to 0.55	17.42 to 17.78
2002	3,733,793	1.15 to 1.17	4,347,201	7.01	0.25 to 0.55	6.64 to 7.18
2001	3,248,931	1.07 to 1.09	3,537,603	5.55	0.25 to 0.55	4.27 to 4.58

Panorama Growth Sub-Account
2005	160,618	1.45	232,961	1.48	0.90	5.46
2004	151,109	1.38	207,820	1.08	0.90	8.22
2003	166,868	1.27	212,065	1.15	0.90	25.67
2002	182,740	1.01	184,793	0.04	0.90	(18.97)
2001	178,847	1.26	225,204	0.30	0.90	(11.41)

Notes To Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

Panorama Total Return Sub-Account
2005	191,878	$1.48	$284,654	2.28%	0.90%	3.84%
2004	166,469	1.43	237,823	2.05	0.90	8.48
2003	174,719	1.32	230,088	3.13	0.90	20.01
2002	185,540	1.10	203,595	2.46	0.90	(14.45)
2001	175,795	1.29	227,518	3.31	0.90	(7.78)

Scudder VIT Small Cap Index Division
2005	2,928,684	1.32 to 1.35	3,909,537	0.62	0.25 to 0.55	3.69 to 4.00
2004	3,142,890	1.28 to 1.34	4,039,071	0.42	0.25 to 0.55	17.11 to 17.46
2003	3,181,792	1.09 to 1.14	3,487,214	0.92	0.25 to 0.55	45.62 to 46.06
2002	2,967,439	0.75 to 0.78	2,228,694	0.54	0.25 to 0.55	(21.18) to (20.78)
2001	2,060,679	0.95 to 0.99	1,956,962	6.43	0.25 to 0.55	(1.43) to 1.81

T. Rowe Price Blue Chip Growth Division
2005	1,705,890	1.37 to 1.38	2,344,546	0.12	0.25 to 0.55	5.36 to 5.67
2004	1,241,931	1.30 to 1.31	1,617,080	1.37	0.25 to 0.55	8.09 to 8.41
2003	221,379	1.20 to 1.21	266,767	0.19	0.25 to 0.55	20.37 to 20.61

T. Rowe Price Equity Income Division
2005	2,559,446	1.45 to 1.46	3,710,701	1.68	0.25 to 0.55	3.35 to 3.66
2004	1,466,982	1.40 to 1.41	2,055,245	2.27	0.25 to 0.55	14.29 to 14.63
2003	164,743	1.22 to 1.23	201,891	1.55	0.25 to 0.55	22.46 to 22.71

T. Rowe Price Mid-Cap Growth Division
2005	21,631,277	1.46 to 1.90	39,409,402	-	0.25 to 0.55	14.11 to 14.45
2004	21,536,433	1.27 to 1.76	34,436,291	-	0.25 to 0.55	17.69 to 18.05
2003	20,786,036	1.08 to 1.49	28,331,414	-	0.25 to 0.55	37.63 to 38.04
2002	19,005,921	0.78 to 1.08	18,924,003	(0.48)	0.25 to 0.55	(21.84) to (21.45)
2001	16,344,042	1.00 to 1.37	20,906,799	(0.48)	0.25 to 0.55	(1.47) to (1.17)

Templeton Foreign Securities Division
2005	4,528,518	1.18 to 1.20	5,388,858	1.17	0.25 to 0.55	9.57 to 9.89
2004	4,219,004	1.08 to 1.16	4,580,060	1.03	0.25 to 0.55	17.88 to 18.23
2003	3,080,101	0.91 to 0.98	2,839,855	1.69	0.25 to 0.55	31.49 to 31.88
2002	2,296,633	0.69 to 0.74	1,606,168	1.10	0.25 to 0.55	(19.17) to (18.76)
2001	1,409,302	0.86 to 0.92	1,213,969	23.96	0.25 to 0.55	(16.46) to (8.40)

[1]	The investment income ratios represent the dividends, excluding distributions of capital gains, received by the division/sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. Beginning in the year 2003 and forward, these ratios exclude those expenses, such as mortality and expense charges, that are assessed against policy owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the division/sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the division/sub-account invests.
[2]	The expense ratios represent the annualized policy expenses of Separate Account I, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
[3]	The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum expense ratio amounts, some individual policy total returns are not within the ranges presented.

Notes To Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS (Continued)

B.	Separate Account I assesses charges associated with the policy. These charges are either assessed as a direct reduction in unit values or through a redemption of units for all policies contained within Separate Account I.

Administrative Charge	0.25% of the policy’s average daily net assets in Separate Account I
This charge is assessed through a reduction in unit values.

Administrative Charge	$5 to $12 per month
This charge is assessed through the redemption of units.

Face Amount Charge	$0.00 to $0.17 per $1,000 of face amount
This charge is assessed through a redemption of units.

Insurance Charge	$0.00 to $70.83 per $1,000 of insurance risk
This charge is assessed through a redemption of units.

Mortality and Expense Risk Charge	0.25% to 0.65% of the policy’s average daily net assets in Separate Account I
These charges are assessed through a reduction in unit values.

Loan Interest Rate Expense Charge	0.25% to 0.90% of the loan amount
This charge is assessed through a redemption of units.

Rider Charges: These charges are assessed through the redemption of units.

A. Disability Benefit	$0.01 to $0.26 per $1 of monthly deductions $0.00 to $0.32 per $100 of specified benefit amount

B. Guaranteed Insurability	$0.03 to $0.11 per $1,000 of option amount

C. Other Insured	$0.03 to $25.01 per $1,000 of insurance risk

D. Waiver of Monthly Charges	$0.01 to $0.26 per $1 of monthly deductions

E. Estate Protection	$0.00 to $14.97 per $1,000 of insurance risk

F. Survivorship Term	$0.00 to $23.52 per $1,000 of insurance risk
$0.00 to $0.04 per $1,000 of face amount

Independent Auditors’ Report

The Board of Directors and Shareholder of

C.M. Life Insurance Company:

We have audited the accompanying statutory statements of financial position of C.M. Life Insurance Company (the “Company”) as of December 31, 2005 and 2004, and the related statutory statements of income, changes in shareholder’s equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. The accompanying financial statements of C.M. Life Insurance Company for the year ended December 31, 2003 were audited by other auditors whose report thereon dated March 5, 2004 (except with respect to the matter discussed in Note 14, as to which the date is March 14, 2005), expressed an unqualified opinion on those statements and included explanatory language that described the use of statutory accounting practices, which practices differ from accounting principles generally accepted in the United States of America, and the adoption, effective January 1, 2003, of Statement of Statutory Accounting Principles No. 86, “Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions.”

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the State of Connecticut Insurance Department (“statutory accounting practices”), which practices differ from U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the variances between the statutory accounting practices and U.S. generally accepted accounting principles discussed in the preceding paragraph, the Company’s financial statements do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2005 and 2004, or the results of its operations or its cash flows for the years then ended. In our opinion, the Company’s financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended, on the basis of statutory accounting practices as described in Note 2.

/s/ KPMG LLP

February 24, 2006

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	2005	2004
	(In Millions)
Assets:

Bonds	$3,699	$3,435
Common stock – subsidiary	218	223
Mortgage loans	965	855
Policy loans	134	125
Other investments	239	160
Cash, cash equivalents and short-term investments	253	393

Total invested assets	5,508	5,191

Accrued investment income	49	49
Deferred income taxes	22	17
Other assets	18	22

Total assets excluding separate accounts	5,597	5,279

Separate account assets	3,570	3,713

Total assets	$9,167	$8,992

See notes to statutory financial statements.

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION, continued

	December 31,
	2005	2004
	($ In Millions Except For Par Value)
Liabilities:

Policyholders’ reserves	$4,999	$4,701
Deposit fund balances	28	23
Policyholders’ claims and other benefits	11	6
Transfers due from separate accounts	(56)	(72)
Payable to parent	28	39
Federal income taxes	42	44
Asset valuation reserves	49	41
Other liabilities	62	100

Total liabilities excluding separate accounts	5,163	4,882

Separate account liabilities	3,570	3,713

Total liabilities	8,733	8,595

Shareholder’s equity:

Common stock, $200 par value
50,000 shares authorized
12,500 shares issued and outstanding	3	3
Paid-in and contributed surplus	390	390
Surplus	41	4

Total shareholder’s equity	434	397

Total liabilities and shareholder’s equity	$9,167	$8,992

See notes to statutory financial statements.

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF INCOME

	Years Ended December 31,
	2005	2004	2003
		(In Millions)
Revenue:

Premium income	$782	$1,707	$1,381
Net investment income	338	266	211
Fees and other income	80	152	170

Total revenue	1,200	2,125	1,762

Benefits and expenses:

Policyholders’ benefits and payments	905	725	610
(Decrease) increase in policyholders’ reserves and funds	(6)	1,056	791
Operating expenses	85	130	118
Commissions	73	127	115
State taxes, licenses and fees	13	18	18

Total benefits and expenses	1,070	2,056	1,652

Net gain from operations before federal income taxes	130	69	110

Federal income tax expense	35	45	37

Net gain from operations	95	24	73

Net realized capital (losses) gains	(2)	1	(3)

Net income	$93	$25	$70

See notes to statutory financial statements.

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY

	Years Ended December 31,
	2005	2004	2003
		(In Millions)
Shareholder’s equity, beginning of year	$397	$386	$340

Increase (decrease) due to:
Net income	93	25	70
Change in net unrealized capital (losses) gains	(26)	5	2
Change in asset valuation reserves	(8)	(16)	(10)
Change in non-admitted assets	(40)	(47)	(26)
Change in net deferred income taxes	16	43	10
Other	2	1	—

Net increase	37	11	46

Shareholder’s equity, end of year	$434	$397	$386

See notes to statutory financial statements.

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2005	2004	2003
		(In Millions)
Cash flows from operations:
Premium and other income collected	$862	$1,811	$1,604
Net investment income	336	263	201
Benefit payments	(893)	(736)	(616)
Net transfers from separate accounts	320	122	43
Federal income taxes paid	(26)	(28)	(52)
Commissions and other expenses paid	(186)	(264)	(254)

Net cash from operations	413	1,168	926

Cash flows from investments:
Proceeds from investments sold, matured, or repaid:
Bonds	1,473	657	545
Mortgage loans	265	153	104
Other	23	40	27

	1,761	850	676

Cost of investments acquired:
Bonds	(1,756)	(1,965)	(1,161)
Mortgage loans	(375)	(431)	(262)
Other	(152)	(97)	(78)

	(2,283)	(2,493)	(1,501)
Net (increase) decrease in policy loans	(9)	—	8

Net cash from investments	(531)	(1,643)	(817)

Cash flows from financing and other sources:
Net deposits (withdrawals) on deposit-type contracts	5	(11)	14
Other cash (applied) provided	(27)	10	23

Net cash from financing and other sources	(22)	(1)	37

Net change in cash, cash equivalents and short-term investments	(140)	(476)	146
Cash, cash equivalents and short-term investments, beginning of year	393	869	723

Cash, cash equivalents and short-term investments, end of year	$253	$393	$869

See notes to statutory financial statements.

NOTES TO STATUTORY FINANCIAL STATEMENTS

1.	Nature of operations

MassMutual Financial Group (“MMFG”) is comprised of Massachusetts Mutual Life Insurance Company (“MassMutual”) and its subsidiaries. The accompanying statutory financial statements include the accounts of C.M. Life Insurance Company (the “Company”), a wholly-owned stock life insurance subsidiary of MassMutual. The Company provides life insurance and annuities to individuals and group life insurance to institutions. MMFG is a global, diversified financial services organization providing life insurance, annuities, disability income insurance, long-term care insurance, retirement and savings products, structured settlement annuities, investment management, mutual funds, and trust services to individual and institutional customers.

2.	Summary of significant accounting policies and practices

a.	Basis of presentation

The accompanying statutory financial statements have been prepared in conformity with the statutory accounting practices, except as to form, of the National Association of Insurance Commissioners (“NAIC”) and the accounting practices prescribed or permitted by the State of Connecticut Insurance Department (“Department”).

Statutory accounting practices are different in some respects from financial statements prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). The more significant differences between statutory accounting principles and GAAP are as follows: (a) certain acquisition costs, such as commissions and other variable costs, that are directly related to acquiring new business, are charged to current operations as incurred, whereas GAAP generally capitalizes these expenses and amortizes them over the expected life of the policies or over the premium payment period; (b) statutory policy reserves are based upon the Commissioners’ Reserve Valuation Method or net level premium method and prescribed statutory mortality, morbidity and interest assumptions, whereas GAAP reserves would generally be based upon the net level premium method or the estimated gross margin method, with estimates of future mortality, morbidity and interest assumptions; (c) bonds are generally carried at amortized cost, whereas GAAP generally reports bonds at fair value; (d) deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are charged to shareholder’s equity, whereas GAAP would include the change in deferred taxes in net income; (e) payments received for universal and variable life insurance products and variable annuities are reported as premium income and changes in reserves, whereas GAAP would treat these payments as deposits to policyholders’ account balances; (f) majority-owned subsidiaries are accounted for using the equity method, whereas GAAP would consolidate these entities; (g) assets are reported at “admitted asset” value and “non-admitted assets” are excluded through a charge against shareholder’s equity, whereas GAAP records these assets net of any valuation allowance; (h) reinsurance recoverables are reported as a reduction of policyholders’ reserves and deposit fund balances, whereas GAAP would report these recoverables as an asset; (i) an asset valuation reserve (“AVR”) is reported as a contingency reserve to stabilize shareholder’s equity against fluctuations in the value of stocks, real estate investments, partnerships, and limited liability companies (“LLCs”) as well as credit-related declines

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

in the value of bonds and mortgage loans, whereas GAAP does not require this reserve; (j) after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (“IMR”) and amortized into revenue, whereas GAAP reports these gains and losses as revenue; (k) changes in the fair value of derivative financial instruments are recorded as changes in shareholder’s equity, whereas GAAP generally reports these changes as revenue unless deemed an effective hedge; (l) comprehensive income is not presented, whereas GAAP presents changes in unrealized capital gains and losses as other comprehensive income; and (m) embedded derivatives are recorded as part of the underlying contract, whereas GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or security and account for them separately.

The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the statutory financial statements, and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates include those used in determining the carrying values of investments and derivatives, the liability for future policyholders’ reserves and deposit fund balances, and the amount of investment valuation reserves on mortgage loans, real estate held for sale, and other-than-temporary impairments. Future events, including but not limited to changes in the levels of mortality, interest rates, persistency and asset valuations, could cause actual results to differ from the estimates used in the statutory financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

Certain 2004 and 2003 balances have been reclassified to conform to the current year presentation.

b.	Bonds

Generally, bonds are valued at amortized cost using the constant yield interest method. Bond transactions are recorded on a trade date basis, except for private placement bonds which are recorded on the funding date.

The fair value of bonds is based on values provided by the NAIC’s Securities Valuation Office (“SVO”) when available. If SVO values are not available, quoted market values provided by other third-party organizations are used. If quoted market values are unavailable, fair value is estimated by discounting expected future cash flows using current market rates applicable to yield, credit quality and maturity of the investment or using quoted market values for comparable investments.

Asset-backed and mortgage-backed bonds and structured securities are valued at amortized cost using the interest method with estimates of future prepayments at the date of purchase obtained from independent sources; changes in prepayment speeds and estimated cash flows are updated quarterly and primarily accounted for using the prospective yield adjustment method. Prior to 2005, the retrospective yield adjustment method was used. The cumulative effect of this change in method as of January 1, 2005

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

was immaterial. Certain high quality asset-backed, mortgage-backed and structured securities are still accounted for using the retrospective yield adjustment method. The cost basis of asset–backed and mortgage-backed bonds and structured securities is adjusted for impairments in value deemed to be other-than-temporary, with the associated realized loss reported in net income.

The carrying values of bonds, and mortgage-backed and asset-backed securities are written down to fair value when a decline in value is considered to be other-than-temporary. The Company considers the following factors in the evaluation of whether a non-interest related decline in value is other-than-temporary: (a) the financial condition and near-term prospects of the issuer; (b) the likelihood that the Company will be able to collect all amounts due according to the contractual terms of a debt security in effect at the date of acquisition; (c) its ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; and (d) the period and degree to which the market value has been below cost. The Company considers the following factors in the evaluation of whether an interest related decline in value is other-than-temporary: (a) its near term intent to sell; (b) its contractual and regulatory obligations; and (c) the investments’ forecasted recovery in value. The Company conducts a quarterly management review that includes all bonds in default or not-in-good standing as well as securities valued below 80% of cost. The Company also considers other qualitative and quantitative factors in determining the existence of other than temporary impairments. If the impairment is other-than-temporary, a direct write-down is recognized in realized capital losses and a new cost basis is established.

c.	Common stock - subsidiary

The Company accounts for the value of its investment in MML Bay State Life Insurance Company (“MML Bay State”), a wholly-owned stock life insurance subsidiary, at its underlying statutory net equity. MML Bay State’s operating results, less dividends declared, are reflected as net unrealized capital gains in the Statutory Statements of Changes in Shareholder’s Equity. Dividends are recorded as net investment income when received.

d.	Mortgage loans

Mortgage loans are valued at the unpaid principal balance of the loan, net of unamortized premiums and discounts, non-refundable commitment fees and mortgage interest points, and valuation allowances. The mortgage loan portfolio is comprised of commercial mortgage loans, including mezzanine loans, and residential mortgage loan pools. Mezzanine loans are loans secured by a pledge of direct or indirect equity interest in an entity that owns real estate. Residential mortgage loan pools are pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration and Veterans Administration guarantees.

The fair value of mortgage loans is estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. For non-performing loans, the fair value is the estimated collateral value of the underlying real estate.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

When, based upon current information and events, it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, a valuation allowance is established for the excess of the carrying value of the mortgage loan over its fair value. Collectibility and estimated recoveries are assessed on a loan-by-loan basis considering all events and conditions relevant to the loan. The evaluation is inherently subjective as it requires estimates that are susceptible to significant revisions as more information becomes available, changes occur in the market or as negotiations with the borrowing entity evolve. Changes to the valuation allowance are recorded as unrealized capital gains and losses in shareholder’s equity.

When an event occurs resulting in an impairment that is other-than-temporary, a direct write-down is recognized in realized capital losses and a new cost basis is established. An impairment is deemed other-than-temporary when foreclosure proceedings or other procedures leading to the acquisition of the collateral are initiated, the acquisition of the collateral is probable, and a reasonable estimate of the collateral value has been determined.

Interest income earned on impaired loans is accrued on the outstanding principal balance of the loan based on the loan’s contractual coupon rate. Interest is not accrued for impaired loans more than 60 days past due, for loans delinquent more than 90 days, or when collection is improbable. The Company continually monitors mortgage loans where the accrual of interest has been discontinued and will resume the accrual of interest on a mortgage loan when the facts and circumstances of the borrower and property indicate that the payments will continue to be received per the terms of the mortgage loan agreement or modified mortgage loan agreement.

e.	Policy loans

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy. The majority of the policy loans are variable rate loans adjusted annually. The carrying value for policy loans approximates the fair value reported in the Statutory Statements of Financial Position. Accrued investment income on policy loans more than 90 days past due is included in the unpaid balance of the policy loan.

f.	Other investments

Other investments consist of investments in partnerships and LLCs, derivative financial instruments, unaffiliated common stocks, preferred stocks, common stocks of affiliates, and real estate held for the production of income.

Partnerships and LLCs are accounted for using the equity method with the change in unrealized capital gains and losses recorded in shareholder’s equity. When it appears probable that the Company will be unable to recover the outstanding carrying value of an investment, or there is evidence indicating an inability of the investee to sustain earnings adequate to justify the carrying value of the investment, an other-than-temporary impairment is recognized in realized capital losses for the excess of the carrying value

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

over the estimated fair value of the investment. The estimated fair value is determined by assessing the value of the partnership or LLC’s underlying assets, cash flow, current financial condition and other market factors. Distributions, not deemed to be a return of capital, are recorded in net investment income when received.

The Company uses derivative financial instruments in the normal course of business to manage investment risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and short-term investments to economically create temporary investment positions, which are highly liquid and of high quality. These combined investments perform like bonds and are held to improve the quality and performance of the invested assets until other suitable investments become available. The Company’s derivative strategy employs a variety of derivative financial instruments, including interest rate swaps, currency swaps, options, forward commitments, and financial futures. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not designated in hedging relationships; therefore, the criteria for hedge accounting are not met.

Derivative financial instruments are carried at estimated fair value, which is based primarily upon quotations obtained from independent sources. Changes in the fair value of these instruments are recorded as unrealized capital gains and losses in shareholder’s equity. Gains and losses realized on the termination, closing, or assignment of contracts are recorded as realized capital gains and losses. Amounts receivable and payable are accrued.

Common stocks are valued at fair value with unrealized capital gains and losses recorded in shareholder’s equity. Common stock transactions are recorded on a trade date basis.

The fair value of unaffiliated common stocks is based on values provided by the NAIC’s SVO when available. If SVO values are not available, quoted market values provided by other third-party organizations are used.

The cost basis of unaffiliated common stocks is adjusted for impairments deemed to be other-than-temporary. The Company considers the following factors in the evaluation of whether a decline is other-than-temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; and (c) the period and degree to which the market value has been below cost. If the impairment is other-than-temporary, a direct write-down is recognized in realized capital losses and a new cost basis is established.

Generally, preferred stocks in good standing are valued at amortized cost.

Common stock of affiliates is accounted for using the equity method with changes included in the change in unrealized capital gains and losses in shareholder’s equity.

Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, less encumbrances. Depreciated cost is adjusted

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

for impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment being included in realized capital losses. Depreciation is calculated using the straight-line method over the estimated useful life of the real estate holding, not to exceed 40 years. Depreciation expense is included in net investment income.

Real estate held for sale is carried at the lower of depreciated cost or fair value, less selling costs. Adjustments to the carrying value of real estate held for sale are recorded in a valuation reserve when fair value less selling costs is below depreciated cost. Changes in the valuation reserves for real estate are included in realized capital gains or losses.

Real estate acquired in satisfaction of debt is recorded at fair value at the date of foreclosure.

Fair value is generally estimated using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks.

g.	Cash, cash equivalents and short-term investments

The Company considers all highly liquid investments purchased with maturities of three months or less to be cash equivalents.

Short-term investments, which are carried at amortized cost, consist of all highly liquid investments purchased with maturities of greater than three months and less than or equal to 12 months.

The estimated fair values for these instruments approximates the carrying values reported in the Statutory Statements of Financial Position.

h.	Accrued investment income

Accrued investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date. Due and accrued income is not recorded on: (a) bonds in default; (b) impaired mortgage loans more than 60 days past due; (c) mortgage loans delinquent more than 90 days or where collection of interest is improbable; (d) rent in arrears for more than 90 days; and (e) policy loan interest due and accrued in excess of the cash surrender value of the underlying contract.

i.	Non-admitted assets

Assets designated as non-admitted by the NAIC include prepaid agent commissions, other prepaid expenses, advances and receivables, a portion of the deferred tax asset, and interest maintenance reserve in a net asset position. Such amounts are excluded from the Statutory Statements of Financial Position with an offsetting adjustment to shareholder’s equity.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

j.	Separate accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable annuity and variable life and other insurance policyholders. Assets consist principally of marketable securities reported at fair value and are not available to satisfy liabilities that arise from any other business of the Company. Separate account liabilities represent segregated policyholder funds administered and invested by the Company to meet specific investment objectives of the policyholders. The Company receives administrative and investment advisory fees from these accounts.

Separate accounts reflect three categories of risk assumption: pass-through separate accounts, for which the policyholder assumes the investment risk; separate accounts for which the Company contractually guarantees a minimum death benefit to the policyholder; and separate accounts containing interest guarantee provisions. Premium income, benefits and expenses of the separate accounts are reported in net income. Investment income and realized and unrealized capital gains and losses on the assets of separate accounts accrue to policyholders and, accordingly, are not recorded in net income.

k.	Policyholders’ reserves

Policyholders’ reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premium on policies in force.

Reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium and the Commissioners’ Reserve Valuation Method bases using the 1980 Commissioners’ Standard Ordinary mortality tables with assumed interest rates.

Reserves for individual annuities are based on account value or accepted actuarial methods, generally the Commissioners’ Annuity Reserve Valuation Method, using applicable interest rates.

Tabular interest, tabular less actual reserves released, and tabular cost for all life contracts are determined in accordance with NAIC annual statement instructions. Term life products use a formula that applies a weighted-average interest rate determined from a seriatim valuation file to the mean average reserves. Universal life, variable life and group life insurance products use a formula which applies a weighted-average credited rate to the mean account value.

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices.

The reserve methods applied to standard policies are used for the substandard reserve calculations that are based on a substandard mortality rate (a multiple of standard reserve tables).

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company had $5,526 million and $5,441 million of insurance in force at December 31, 2005 and 2004, respectively, for which the gross premium was less than the net premium according to the standard valuation set by the Division and the Department.

Certain variable universal life and variable individual annuity products issued by the Company offer various guaranteed minimum death benefits. The liabilities for guaranteed minimum death benefits (“GMDB”) are included in policyholders’ reserves and the related changes in the liabilities are included in policyholders’ benefits.

A GMDB generally provides a benefit if the contract holder dies and the contract value is less than a specified amount. This amount is based on the premium paid less amounts withdrawn or contract value on a specified anniversary date. For an annuity contract, a decline in the stock market causing the contract value to fall below this specified amount will increase the net amount at risk, which is the GMDB in excess of the contract value. For a life contract, a decrease in interest credited to the policyholder causing the contract value to fall below this specified amount will increase the net amount at risk, which is the GMDB in excess of the contract value.

The Company’s annuity and variable universal life GMDB reserves are calculated in accordance with Actuarial Guideline 34 and 37, respectively.

All policy liabilities and accruals are based on the various estimates discussed above and are presented net of reinsurance. Management believes that policy liabilities and accruals will be sufficient, in conjunction with future revenues, to meet future obligations of policies and contracts in force.

l.	Deposit fund balances

Reserves for investment-type contracts such as supplementary contracts are based on account value or accepted actuarial methods using applicable interest rates. Fair value is estimated by discounting expected future cash flows using current market rates.

m.	Transfers due from separate accounts

Transfers due from separate accounts represent a net receivable from the Company’s separate accounts.

n.	Asset valuation reserve

The Company maintains an asset valuation reserve (“AVR”). The AVR is a contingency reserve to stabilize shareholder’s equity against fluctuations in the value of stocks, real estate investments, partnerships and LLCs as well as credit-related declines in the value of bonds and mortgage loans. The AVR is reported in the Statutory Statements of Financial Position, while the change in the AVR is reported in shareholder’s equity.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

o.	Other liabilities

Other liabilities primarily include collateral held on derivative contracts, derivatives payable, insurance and investment amounts in suspense, payables for securities purchased, amounts payable on reinsurance contracts, and due and accrued expenses.

p.	Reinsurance

The Company enters into reinsurance agreements with MassMutual and other insurance companies in the normal course of business in order to limit its insurance risk. Premium income, benefits to policyholders, and policyholders’ reserves are stated net of reinsurance. Reinsurance premium income, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains primarily liable to the insured for the payment of benefits if the reinsurer cannot meet its obligations under the reinsurance agreements.

q.	Premium and related expense recognition

Life insurance premium revenue is generally recognized annually on the anniversary date of the policy and excess premium for flexible products is recognized when received. Annuity premium is recognized as revenue when received. Commissions and other costs related to issuance of new policies, and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits and expenses.

r.	Realized and unrealized capital gains and losses

Realized capital gains and losses, net of taxes, exclude gains and losses deferred into the IMR and gains and losses of the separate accounts. Realized capital gains and losses are recognized in net income and are determined using the specific identification method.

All after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed income investments and interest-related hedging activities are deferred into the IMR and amortized into revenue. These interest-related gains and losses are amortized into net investment income using the grouped method over the remaining life of the investment sold or, in the case of derivative financial instruments, over the remaining life of the underlying asset.

Unrealized capital gains and losses are recorded as a change in shareholder’s equity.

3.	New accounting standards

a.	Adoption of new accounting standards

In December 2004, the NAIC’s Emerging Accounting Issues Working Group issued Interpretation (“INT”) 02-07, Definition of Phrase ‘Other Than Temporary,’ with an

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

effective date of December 2005. INT 02-07 provides clarifying language for the recognition of interest related impairments. Adoption of this guidance did not have a material impact on the Company’s statutory financial condition or results of operations.

In June 2004, the NAIC issued Statement of Statutory Accounting Principles (“SSAP”) No. 91 “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities” with an effective date of January 1, 2005. SSAP No. 91 supercedes SSAP No. 18 “Transfers and Servicing of Financial Assets and Extinguishments of Liabilities,” SSAP No. 33 “Securitization,” and SSAP No. 45 “Repurchase Agreements, Reverse Repurchase Agreements and Dollar Repurchase Agreements.” SSAP No. 91 establishes statutory accounting principles for transfers and servicing of financial assets, including asset securitizations and securitizations of policy acquisition costs, extinguishments of liabilities, repurchase agreements and reverse repurchase agreements, including dollar repurchase and dollar reverse repurchase agreements. The provisions of SSAP No. 91 did not have a material impact on the Company’s statutory financial condition or results of operations.

In June 2004, the NAIC issued SSAP No. 88 “Investments in Subsidiary, Controlled, and Affiliated Entities, A Replacement of SSAP No. 46” with an effective date of January 1, 2005. SSAP No. 88 supercedes SSAP No. 46 “Investments in Subsidiary, Controlled, and Affiliated Entities,” and amends SSAP No. 68 “Business Combinations and Goodwill” and changes the statutory accounting principles for investments in subsidiaries, controlled and affiliated investments. Adoption of SSAP No. 88 did not have a material impact on the Company’s statutory financial condition or results of operations.

b.	Future adoption of accounting standards

In June 2005, the NAIC issued SSAP No. 93 “Accounting for Low Income Housing Tax Credit Property Investments” with an effective date of January 1, 2006, and with early adoption permitted. SSAP No. 93 establishes statutory accounting principles for investments in federal and certain state sponsored Low Income Housing Tax Credit (“LIHTC”) properties. State sponsored LIHTC that are not in compliance with SSAP No. 93 shall continue to be accounted for in accordance with the requirements of SSAP No. 48 “Joint Ventures, Partnerships and Limited Liability Companies.” The Company does not expect the adoption of this statement to have a material impact on its statutory financial condition or results of operations.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

4.	Investments

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality, or individual investment.

a.	Bonds

The carrying value and fair value of bonds were as follows:

	December 31, 2005
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
		(In Millions)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$261	$4	$1	$264
Debt securities issued by foreign governments	1	—	—	1
Asset-backed securities	251	2	1	252
Mortgage-backed securities	1,180	7	15	1,172
State and local governments	5	—	—	5
Corporate debt securities	1,792	39	20	1,811
Utilities	189	5	2	192
Affiliates	20	—	—	20

	$3,699	$57	$39	$3,717

At December 31, 2005, non-guaranteed obligations of agencies and authorities of governments and their political subdivisions included in the categories above were:

	Carrying Value	Fair Value
Mortgage-backed securities	$137	$135
State and local governments	2	2

	$139	$137

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

These securities are primarily investments with the Federal Home Loan Mortgage Association, the Government National Mortgage Association, and Federal National Mortgage Association.

	December 31, 2004
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Millions)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$427	$3	$1	$429
Debt securities issued by foreign governments	1	—	—	1
Asset-backed securities	254	3	1	256
Mortgage-backed securities	828	14	3	839
State and local governments	5	—	—	5
Corporate debt securities	1,721	75	6	1,790
Utilities	181	10	1	190
Affiliates	18	1	—	19

	$3,435	$106	$12	$3,529

The table below sets forth the SVO ratings for the bond portfolio along with what the Company believes are the equivalent rating agency designations:

		December 31,
		2005		2004
NAIC Class	Equivalent Rating Agency Designation	Carrying Value	% of Total	Carrying Value	% of Total
		($ In Millions)
1	Aaa/Aa/A	$2,212	60%	$2,047	60%
2	Baa	1,093	29	1,057	31
3	Ba	178	5	141	4
4	B	133	3	151	4
5	Caa and lower	60	2	23	1
6	In or near default	23	1	16	—

	Total	$3,699	100%	$3,435	100%

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table summarizes the carrying value and fair value of bonds at December 31, 2005 by contractual maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

	Carrying Value	Fair Value
	(In Millions)
Due in one year or less	$57	$57
Due after one year through five years	715	723
Due after five years through 10 years	1,111	1,123
Due after 10 years	378	383

	2,261	2,286
Asset and mortgage-backed securities	1,438	1,431

	$3,699	$3,717

The proceeds from sales and gross realized capital gain and loss activity, including other-than-temporary impairments, were as follows:

	Years Ended December 31,
	2005	2004	2003
	(In Millions)
Proceeds from sales	$850	$174	$246
Gross realized capital gains	7	5	6
Gross realized capital losses	19	5	9

Portions of realized capital gains and losses were deferred into the IMR. Other-than-temporary impairments on bonds during the years ended December 31, 2005, 2004 and 2003 were $5 million, $4 million and $5 million, respectively, and were included in realized capital losses.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is an analysis of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities have been in a continuous unrealized loss position. At December 31, 2005 and 2004 the Company had $7 million and $1 million, respectively, of these unrealized losses recorded as a reduction to its carrying value of bonds. These unrealized losses include both NAIC 6 rated bonds and foreign currency fluctuations recorded as changes in net unrealized capital gains and changes in net unrealized foreign exchange capital gains, respectively, on the Statutory Statements of Changes in Shareholder’s Equity.

	December 31, 2005
	Less than 12 months			12 months or longer
	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers
	($ In Millions)
U.S. Treasury securities and obligations of U.S. government, corporations and agencies	$107	$1	6	$3	$—	2
Debt securities issued by foreign governments	1	—	1	—	—	—
Asset-backed securities	45	1	31	23	—	15
Mortgage-backed securities	540	8	112	187	7	62
State and local governments	3	—	2	—	—	—
Corporate debt securities	695	19	361	206	8	117
Utilities	80	1	49	21	1	16
Affiliates	4	—	2	3	—	1

	$1,475	$30	564	$443	$16	213

	December 31, 2004
	Less than 12 months			12 months or longer
	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers
	($ In Millions)
U.S. Treasury securities and obligations of U.S. government, corporations and agencies	$128	$1	4	$3	$—	2
Debt securities issued by foreign governments	—	—	2	—	—	—
Asset-backed securities	72	—	35	12	1	12
Mortgage-backed securities	273	2	54	40	1	12
State and local governments	—	—	—	2	—	1
Corporate debt securities	333	6	176	46	2	40
Utilities	21	—	14	10	—	12
Affiliates	4	—	2	5	—	2

	$831	$9	287	$118	$4	81

Through the Company’s comprehensive evaluation, management concluded that the unrealized losses at December 31, 2005 were caused by interest rate increases and for mortgage-backed and corporate debt securities were partially offset by the underlying quality improvement related to strengthening economic conditions. For U.S. Treasury

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

securities and obligations of U.S. government, corporations and agencies, the contractual terms of these investments do not permit the issuer to settle the securities at a price less than the amortized cost of the investment. For mortgage-backed securities which were greater than 12 months duration, of the $7 million in unrealized losses less than $1 million were below an investment grade rating. The contractual cash flows of the majority of these securities are guaranteed by Federal National Mortgage Association. It is expected that the securities would not be settled at a price less than the amortized cost of the investment. For corporate debt securities which were greater than 12 months duration, of the $8 million in unrealized losses all except $2 million carried an investment grade rating. Based upon the Company’s impairment review process, the decline in the value of these investments is not considered to be other-than-temporary.

The Company is not exposed to any significant concentrations of credit risk from a non-governmental issuer.

b.	Common stock - subsidiary

MML Bay State is a wholly-owned stock life insurance subsidiary of the Company and primarily writes variable universal life and bank-owned life insurance business.

During 2005, 2004 and 2003, the Company received dividends from MML Bay State of $47 million, $34 million and $19 million, respectively. A majority of MML Bay State’s statutory shareholder’s equity is subject to dividend restrictions. Dividend restrictions, imposed by state regulations, limit the payment of dividends to the Company without prior approval from the Department. Under these restrictions, $44 million of MML Bay State’s shareholder’s equity is available for distribution to the Company in 2006 without prior regulatory approval.

Summarized below is statutory financial information for MML Bay State:

	As of and for the Years Ended December 31,
	2005	2004	2003
	(In Millions)
Total revenue	$167	$170	$184
Net income	44	47	35
Assets	4,377	4,307	4,112
Liabilities	4,159	4,085	3,904

c.	Mortgage loans

Mortgage loans, comprised of commercial mortgage loans and residential mortgage loan pools, were $965 million and $855 million at December 31, 2005 and 2004, respectively. There was no valuation allowance at December 31, 2005. At December 31, 2004, the valuation allowance was less than $1 million. The Company’s commercial mortgage loans primarily finance various types of commercial properties throughout the United States. Residential mortgage loan pools are pools of homogeneous residential mortgage

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

loans substantially backed by Federal Housing Administration and Veterans Administration guarantees. There were no taxes, assessments and amounts advanced not included in the mortgage loans at December 31, 2005, and less than $1 million at December 31, 2004.

At December 31, 2005, scheduled mortgage loan maturities, net of valuation allowances, were as follows:

(In Millions)
2006	$38
2007	35
2008	74
2009	78
2010	111
Thereafter	354

Commercial mortgage loans	690
Residential mortgage loan pools	275

Total mortgage loans	$965

The Company invests in commercial mortgage loans collateralized by commercial real estate. The lending rates, including fixed and variable, on the portfolio of commercial mortgage loans ranged from 3.9% to 9.0% and from 2.9% to 9.6% for the years ended December 31, 2005 and 2004, respectively. The weighted average lending rate on commercial loans was 5.8% and 5.6% at December 31, 2005 and 2004, respectively. The lending rates on the mezzanine loan portfolio ranged from 7.0% to 20.0% and from 8.8% to 18.6% for the years ended December 31, 2005 and 2004, respectively. The weighted average lending rate on mezzanine commercial loans was 12.2% at December 31, 2005 and 2004. During 2005, commercial mortgage loan lending rates on new issues, including fixed and variable, ranged from 4.7% to 7.5%, and mezzanine loan lending rates ranged from 7.0% to 20.0%.

The maximum percentage of any one commercial loan to the estimated value of secured collateral at the time the loan was originated, exclusive of mezzanine, insured, guaranteed or purchase money mortgages, was 92% at December 31, 2005 and 2004. The maximum percentage of any one mezzanine loan to the estimated value of secured collateral at the time the loan was originated was 98% at December 31, 2005 and 2004.

The gain and loss activity of mortgage loans, including other-than-temporary impairments, were as follows:

	Years Ended December 31,
	2005	2004	2003
	(In Millions)
Gross realized capital gains	$2	$—	$—
Gross realized capital losses	1	—	—

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

There were no other-than-temporary impairments of mortgage loans for the years ended December 31, 2005, 2004 and 2003.

At December 31, 2005 and 2004, the Company had no restructured loans. Restructured loans typically have been modified to defer a portion of the contracted interest payments to future periods. No interest was deferred to future periods for the years ended December 31, 2005 and 2004.

There were no impaired loans for the year ended December 31, 2005. The average recorded investment in impaired mortgage loans was $2 million for the year ended December 31, 2004. There was no interest income on impaired loans for the year ended December 31, 2005 and it was less than $1 million for the year ended December 31, 2004.

There were no mortgage loans with interest that was 180 days past due at December 31, 2005 or 2004.

The geographic distribution of the mortgage loans was as follows:

	December 31,
	2005	2004
	(In Millions)
California	$172	$136
Texas	43	47
New York	36	35
Washington	36	20
Arizona	35	19
Virginia	33	34
All other states and countries	335	284

Commercial mortgage loans	690	575
Residential mortgage loan pools	275	280

Total mortgage loans	$965	$855

Geographic concentration is considered prior to the purchase of residential mortgage loan pools and there are no material concentration risks relative to shareholder’s equity with these pools.

d.	Other investments

Other investments include investments in partnerships and LLCs, derivative financial instruments, unaffiliated common stocks, preferred stocks, common stock of affiliates and real estate held for the production of income.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The carrying values of other investments were as follows:

	December 31,
	2005	2004
	(In Millions)
Partnerships and LLCs	$116	$56
Derivative financial instruments	51	45
Unaffiliated common stocks	45	34
Preferred stocks	10	11
Common stock of affiliates	8	8
Real estate held for the production of income	9	6

Total other investments	$239	$160

The gain and loss activity of partnerships and LLCs, including other-than-temporary impairments, was as follows:

	Years Ended December 31,
	2005	2004	2003
	(In Millions)
Gross realized capital gains	$2	$—	$—
Gross realized capital losses	1	—	—

Other-than-temporary impairments relating to investments in partnerships and LLCs for the year ended December 31, 2005 were $1 million. Other-than-temporary impairments relating to investments in partnerships and LLCs for the years ended December 31, 2004 and 2003 were less than $1 million and were included in realized capital losses.

The cost and carrying value of unaffiliated common stocks were as follows:

	December 31,
	2005	2004
	(In Millions)
Cost	$40	$29
Gross unrealized gains	9	8
Gross unrealized losses	(4)	(3)

Carrying value	$45	$34

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The gain and loss activity of unaffiliated common stocks, including other-than-temporary impairments, was as follows:

	Years Ended December 31,
	2005	2004
	(In Millions)
Gross realized capital gains	$4	$3
Gross realized capital losses	1	—

Other-than-temporary impairments on unaffiliated common stocks were less than $1 million during the years ended December 31, 2005 and 2004, and were included in realized capital losses.

The investments in unaffiliated common stocks included holdings in 43 issuers in an unrealized loss position with a fair value of $7 million including unrealized losses of $4 million, of which $2 million were greater than 12 months duration. In 2004, investments in unaffiliated common stocks included holdings in 30 issuers with a fair value of $2 million including unrealized losses of $3 million, of which $1 million were greater than 12 months duration. Based upon the Company’s impairment review process, the decline in value of these securities is not considered to be other-than-temporary.

At December 31, 2005 and 2004, the Company had a carrying value of $22 million and $13 million, respectively, of unaffiliated common stocks in which the transfer of ownership was restricted by governmental or contractual requirements.

The Company is not exposed to any significant concentrations of credit risk from a single or group issuer.

The Company is not exposed to any significant concentrations of credit risk in other investments.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

e.	Net investment income

Net investment income was derived from the following sources:

	Years Ended December 31,
	2005	2004	2003
	(In Millions)
Bonds	$206	$149	$111
Common stock – subsidiary	47	34	19
Mortgage loans	59	41	31
Policy loans	8	8	9
Derivative financial instruments	17	25	27
Cash, cash equivalents and short-term investments	7	12	9
Other investments	14	6	4

Gross investment income	358	275	210
Amortization of IMR	(5)	—	6
Less investment expenses	(15)	(9)	(5)

Net investment income	$338	$266	$211

f.	Net realized capital gains and losses

Net realized capital gains and losses were comprised of the following:

	Years Ended December 31,
	2005	2004	2003
	(In Millions)
Bonds	$(12)	$—	$(3)
Mortgage loans	1	—	—
Derivative financial instruments	(31)	(8)	(11)
Other investments	5	3	1
Federal and state taxes	12	1	4

Net realized capital (losses) before deferral to IMR	(25)	(4)	(9)

Net losses deferred to IMR	36	7	9
Less taxes	(13)	(2)	(3)

Net after tax losses deferred to IMR	23	5	6

Net realized capital (losses) gains	$(2)	$1	$(3)

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The net realized gains and losses on derivative financial instruments by type are as follows:

	Years Ended December 31,
	2005	2004	2003
	(In Millions)
Interest rate swaps	$(14)	$(1)	$(18)
Currency swaps	(1)	—	—
Options	(15)	(11)	(3)
Forward commitments	(1)	8	13
Financial futures	—	(4)	(3)

Total	$(31)	$(8)	$(11)

5.	Derivative financial instruments

The Company uses derivative financial instruments in the normal course of business to manage investment risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and short-term investments to economically create temporary investment positions, which are highly liquid and of high quality. These combined investments perform like bonds and are held to improve the quality and performance of invested assets until other suitable investments become available. The Company’s derivative strategy employs a variety of derivative financial instruments, including interest rate swaps, currency swaps, asset, equity and credit default swaps, options and forward commitments. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not designated in hedging relationships; therefore, the criteria for hedge accounting are not met.

Under interest rate swaps, the Company agrees, at specified intervals, to an exchange of variable rate and fixed rate interest payments calculated by reference to an agreed upon notional principal amount.

Under currency swaps, the Company agrees to an exchange of principal denominated in two different currencies at current rates, under an agreement to repay the principal at a specified future date and rate. The Company utilizes currency swaps for the purpose of managing currency exchange risks.

Credit default swaps allow for transferring the credit exposure of fixed income products between parties. The buyer of the credit swap receives credit protection, whereas the seller of the swap guarantees the credit worthiness of the underlying security. This transfers the risk of default from the buyer of the swap to the seller. The Company may use credit default swaps to reduce exposure to a particular issuer, or add exposure to an issuer.

Options grant the purchaser the right to buy or sell a security or enter into a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to 15 years.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company utilizes forward commitments to manage market risks relating to interest rates. The Company also uses “to be announced” (“TBAs”) forward contracts to participate in the investment return on mortgage-backed securities. TBAs provide a more liquid and cost effective method than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment is made at a specified future date. The Company usually does not purchase TBAs with settlement by the first possible delivery date and thus accounts for these TBAs as derivatives. TBAs which settle on the first possible delivery date are accounted for as bonds.

The Company’s principal derivative market risk exposures are interest rate risk, which includes the impact of inflation, and credit risk. Interest rate risk pertains to the change in fair value of the derivative instruments as market interest rates move. The Company is exposed to credit-related losses in the event of non-performance by counterparties to derivative financial instruments. In order to minimize credit risk, the Company and its derivative counterparties require collateral to be posted in the amount owed under each transaction, subject to threshold and minimum transfer amounts that are functions of the rating on the counterparty’s long term, unsecured, unsubordinated debt. Additionally, in many instances, the Company enters into agreements with counterparties which allow for contracts in a positive position, where the Company is due amounts, to be offset by contracts in a negative position. This right of offset, combined with collateral obtained from counterparties, reduces the Company’s exposure. As of December 31, 2005 and 2004, the Company held collateral of $13 million and $9 million, respectively. Market value exposure at risk, in a net gain position, net of offsets and collateral, was $40 million and $36 million at December 31, 2005 and 2004, respectively. Negative values in the carrying value of a particular derivative category can result due to a counterparty’s right to offset positions in multiple derivative financial instruments. The Company regularly monitors counterparty credit ratings and exposures, derivatives positions and valuations, and the value of collateral posted to ensure counterparties are credit-worthy and the concentration of exposure is minimized. The Company monitors this exposure as part of its management of the Company’s overall credit exposures.

The following tables summarize the carrying values, and notional amounts of the Company’s derivative financial instruments:

	December 31, 2005
	Assets		Liabilities
	Carrying Value	Notional Amount	Carrying Value	Notional Amount
	(In Millions)
Interest rate swaps	$19	$795	$11	$539
Currency swaps	2	32	3	56
Credit default swaps	—	36	—	—
Options	29	877	—	50
Forward commitments	1	126	—	12

Total	$51	$1,866	$14	$657

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2004
	Assets		Liabilities
	Carrying Value	Notional Amount	Carrying Value	Notional Amount
	(In Millions)
Interest rate swaps	$37	$1,277	$2	$146
Currency swaps	(1)	3	5	14
Credit default swaps	—	5	—	—
Options	10	1,410	—	—
Forward commitments	(1)	65	—	40

Total	$45	$2,760	$7	$200

Notional amounts do not represent amounts exchanged by the parties and thus are not a measure of the exposure of the Company. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices, or financial and other indices.

The following table represents the Company’s net notional interest rate swap positions:

	December 31,
	2005	2004
	(In Millions)
Open interest rate swaps in a fixed receive position	$1,100	$1,084
Open interest rate swaps in a fixed pay position	234	264
Other interest related swaps	—	75

Total interest rate swaps	$1,334	$1,423

6.	Fair value of financial instruments

The fair value disclosures below may not necessarily be indicative of amounts that could be realized in immediate settlement of the financial instrument. The use of different assumptions or valuation methodologies may have a material impact on the estimated fair value amounts.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table summarizes the Company’s financial instruments:

	December 31,
	2005		2004
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(In Millions)
Financial assets:
Bonds	$3,699	$3,717	$3,435	$3,529
Common stocks - unaffiliated	45	45	34	34
Preferred stocks	10	10	11	11
Mortgage loans	965	971	855	871
Policy loans	134	134	125	125
Derivative financial instruments	51	51	45	45
Cash, cash equivalents and short-term investments	253	253	393	393

Financial liabilities:
Derivative financial instruments	14	14	7	7
Investment-type insurance contracts	3,546	3,673	3,322	3,444

As of December 31, 2005, external vendors and broker quotations were the pricing sources for 74% of bond securities and internal models were the pricing sources for 26% of bond securities.

7.	Related party transactions

The Company has an agreement whereby MassMutual, for a fee, furnishes the Company, as required, operating facilities, human resources, computer software development and managerial services. Also, investment and administrative services are provided to the Company pursuant to a management services agreement with MassMutual. Fees incurred under the terms of these agreements were $100 million, $113 million and $121 million in 2005, 2004 and 2003, respectively. While management believes that these fees are calculated on a reasonable basis, these fees may not necessarily be indicative of the costs that would have been incurred on a stand-alone basis.

The Company participates in variable annuity exchange programs with its parent whereby certain MassMutual variable annuity contract holders can make a non-taxable exchange of their contract for an enhanced Company variable annuity contract. The Company received premium income of $88 million, $118 million and $117 million in 2005, 2004 and 2003, respectively, related to these exchange programs. The Company has an agreement with MassMutual to compensate MassMutual for the lost revenue associated with the exchange of these contracts. As a result of these exchanges, the Company had commissions payable of less than $1 million as of December 31, 2005 and 2004 and paid commissions of $1 million, $5 million and $9 million to its parent for the years ended December 31, 2005, 2004 and 2003, respectively.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company cedes a portion of its life insurance business to MassMutual and other insurers in the normal course of business. The Company’s initial retention limit per individual life insured is generally $15 million; the portion of the risk exceeding the retention limit is reinsured with other insurers, including MassMutual.

The Company has a modified coinsurance quota-share reinsurance agreement with MassMutual whereby the Company cedes 75% of the premium on certain universal life policies. In return, MassMutual pays the Company a stipulated expense allowance, death and surrender benefits, and a modified coinsurance adjustment based upon experience. The Company retains the assets and related reserves for payment of future benefits on the ceded policies. Premium income of $19 million, $20 million and $22 million was ceded to MassMutual in 2005, 2004 and 2003, respectively. Fees and other income included $6 million, $6 million and $7 million of expense allowances from MassMutual in 2005, 2004 and 2003, respectively. In addition, a modified coinsurance adjustment of $34 million, $28 million and $24 million was ceded to MassMutual in 2005, 2004 and 2003, respectively. Policyholders’ benefits of $39 million, $35 million and $42 million were ceded to MassMutual in 2005, 2004 and 2003, respectively.

The Company also has a stop-loss agreement with MassMutual under which the Company cedes claims which, in aggregate, exceed 0.28% of the covered volume for any year, with maximum coverage of $25 million above the aggregate limit. The aggregate limit was $46 million in 2005, $51 million in 2004, and $54 million in 2003 and was not exceeded in any of the years. Premium income of $1 million was ceded to MassMutual under this stop-loss agreement in 2005, 2004 and 2003.

The Company has coinsurance agreements with MassMutual, whereby the Company cedes substantially all of the premium on new issues of certain universal life policies. In return, MassMutual pays to the Company a stipulated expense allowance and death and surrender benefits. MassMutual holds the assets and related reserves for payment for future benefits on the ceded policies. In 2004, the Company discontinued its coinsurance agreements with MassMutual for new business related to two universal life products. These products are being replaced and are only being offered by the Company in a few states. Premium income of $86 million, $138 million and $208 million was ceded to MassMutual in 2005, 2004 and 2003, respectively. Fees and other income included $19 million, $78 million and $95 million of expense allowances from MassMutual in 2005, 2004 and 2003, respectively. In addition, experience refunds of $2 million, $10 million and $9 million were paid to the Company from MassMutual in 2005, 2004 and 2003, respectively. Policyholders’ benefits of $29 million, $51 million and $13 million were ceded to MassMutual in 2005, 2004 and 2003, respectively.

8.	Reinsurance

The Company cedes insurance to unaffiliated insurers in order to limit its insurance risk. The Company’s initial retention limit per individual life insured is generally $15 million; the portion of the risk exceeding the retention limit is reinsured with other insurers. The amounts reinsured are on a yearly renewable term or coinsurance basis. Such transfers do not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses. The Company reduces this risk by evaluating the financial

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

condition of reinsurers and monitoring for possible concentrations of credit risk. The Company records a receivable for reinsured benefits paid and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. The cost of reinsurance is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for underlying policies.

The Company and its officers and directors do not own any portion of a non-affiliated reinsurer nor were any policies issued by the Company reinsured with a company chartered in a country other than the United States which is owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor or any other person not primarily engaged in the insurance business. There are no reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

No new agreements have been executed nor existing agreements amended, since January 1, 2005, to include policies or contracts which were in force or which had existing reserves established by the Company as of the effective date of the agreements. The Company did not write-off any reinsurance balances and had no commutation of ceded reinsurance.

If all reinsurance agreements were terminated by either party as of the date of this statement, the resulting reduction in surplus due to loss of reinsurance reserve credits net of unearned premium would be approximately $203 million assuming no return of other assets from the reinsurer to the Company upon termination of these agreements.

Premium ceded to unaffiliated insurers were $62 million, $57 million and $52 million and reinsurance recoveries were $65 million, $54 million and $58 million for the years ended December 31, 2005, 2004 and 2003, respectively. Amounts recoverable from reinsurers were $28 million and $17 million as of December 31, 2005 and 2004, respectively. At December 31, 2005, one reinsurer accounted for 21% of the outstanding reinsurance recoverable and the next largest reinsurer had 16% of the balance.

Reserves ceded to unaffiliated insurers, primarily associated with life policies for mortality and other related risks, were $237 million and $206 million as of December 31, 2005 and 2004, respectively.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

9.	Policyholders’ liabilities

a.	Policyholders’ reserves

The following table summarizes policyholders’ reserves, net of reinsurance, and the range of interest rates by type of product ($ in millions):

	December 31,
	2005		2004
	Amount	Interest Rates	Amount	Interest Rates
Individual annuities	$3,517	4.5% - 9.0%	$3,298	4.8% - 9.0%
Individual universal and variable life	1,389	2.5% - 4.5%	1,304	2.5% - 4.5%
Group life	65	2.5% - 4.0%	64	2.5% - 4.0%
Individual life	28	2.5% - 4.5%	35	2.5% - 4.5%

Total	$4,999		$4,701

b.	Deposit fund balances

Supplementary contracts of $28 million and $23 million as of December 31, 2005 and 2004, respectively, were included in deposit fund balances. Interest rates on supplementary contracts were 3.0% at December 31, 2005 and 2004.

c.	Secondary guarantees

The following table shows the liabilities for guaranteed minimum death benefits on annuity and variable universal life contracts:

	Annuity GMDB	Life GMDB	Total
	(In Millions)
December 31, 2005	$4	$3	$7
December 31, 2004	5	4	9

The following table summarizes the account values, net amount at risk and weighted average attained age for annuity contracts with guaranteed minimum death benefits classified as policyholders’ reserves and separate accounts. Net amount at risk is defined as the seriatim total of the minimum guarantee less the account value, but not less than zero.

	December 31, 2005			December 31, 2004
	Account Value	Net Amount at Risk	Weighted Average Attained Age	Account Value	Net Amount at Risk	Weighted Average Attained Age
	($ In Millions)
GMDB	$3,708	$150	61	$3,966	$218	61

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Account balances of annuity contracts with GMDB guarantees invested in separate accounts were $3,106 million and $3,288 million at December 31, 2005 and 2004, respectively. In addition to the amount invested in separate account investment options, $602 million and $678 million of account balances of annuity contracts with GMDB guarantees were invested in general account investment options at December 31, 2005 and 2004, respectively.

The Company sells universal life and variable universal life type contracts with and without certain secondary guarantees, such as a guarantee that the policy will not lapse, even if the account value is reduced to zero, as long as the policyholder makes scheduled premium payments. As of December 31, 2005 and 2004, the net liability for contracts with secondary guarantees on universal life and variable universal life type contracts including GMDB reserves was $253 million and $192 million, respectively.

The determination of the GMDB claim reserves is based on Actuarial Guideline 34 and 37. GMDB benefits will be paid on death, which we generally expect between ages 60 and 90.

10.	Federal income taxes

Federal income taxes are based upon the Company’s best estimate of its current and deferred tax liabilities. Deferred income taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported as a separate component of shareholder’s equity. Accordingly, the reporting of temporary differences, such as reserves and policy acquisition costs, and of permanent differences, such as tax credits, results in effective tax rates that differ from the federal statutory tax rate.

The components of the net deferred tax asset recognized in the Company’s assets, liabilities and shareholder’s equity are as follows:

	December 31,
	2005	2004
	(In Millions)
Total deferred tax assets	$188	$165
Total deferred tax liabilities	(17)	(21)

Net deferred tax asset	171	144
Deferred tax assets non-admitted	(149)	(127)

Net admitted deferred tax asset	$22	$17

Increase in non-admitted asset	$(22)	$(42)

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The provision for incurred tax expense (benefit) on earnings is as follows:

	Years Ended December 31,
	2005	2004	2003
	(In Millions)
Federal income tax expense	$35	$45	$37
Federal income tax benefit on net capital losses	(12)	(1)	(4)

	$23	$44	$33

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows:

	December 31,
	2005	2004	Change
	(In Millions)
Deferred tax assets:
Policy acquisition costs	$72	$72	$—
Reserve items	68	59	9
Investment items	10	21	(11)
Unrealized investment losses	9	3	6
Non-admitted assets	2	2	—
Other	27	8	19

Total deferred tax assets	188	165	23
Non-admitted deferred tax assets	(149)	(127)	(22)

Admitted deferred tax assets	39	38	1

Deferred tax liabilities:
Unrealized investment gains	11	16	(5)
Deferred and uncollected premium	3	2	1
Reserve items	2	2	—
Other	1	1	—

Total deferred tax liabilities	17	21	(4)

Net admitted deferred tax assets	$22	$17	$5

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The change in net deferred income taxes, excluding amounts non-admitted, is comprised of the following:

	Years Ended December 31,
	2005	2004
	(In Millions)
Change in deferred tax assets	$23	$41
Change in deferred tax liabilities	4	6

Increase in deferred tax asset	27	47
Tax effect of unrealized gains	(5)	(3)
Tax effect of unrealized losses	(6)	(1)

Increase in net deferred income taxes	$16	$43

As of December 31, 2005, the Company had no net operating or capital loss carryforwards to include in deferred income taxes.

The provision for federal and foreign income tax expense is different from that which would be obtained by applying the statutory federal income tax rate to income before taxes. The significant items causing this difference are as follows:

	Years Ended December 31,
	2005		2004		2003
	Amount	Effective Tax Rate	Amount	Effective Tax Rate	Amount	Effective Tax Rate
	($ In Millions)
Provision computed at statutory rate	$32	35%	$23	35%	$34	35%
Investment items	(28)	(31)	(19)	(29)	(10)	(10)
Other	3	3	(3)	(4)	(1)	(1)

Total	$7	7%	$1	2%	$23	24%

Federal income tax expense	$23		$44		$33
Change in net deferred income taxes	(16)		(43)		(10)

Total statutory income taxes	$7		$1		$23

During the years ended December 31, 2005, 2004 and 2003, the Company paid federal income taxes in the amounts of $26 million, $27 million and $52 million, respectively. As of December 31, 2005, federal income taxes paid in the current and prior years that will be available for recovery in the event of future net losses were as follows: $17 million in 2005, $31 million in 2004 and $34 million in 2003.

The American Jobs Creation Act of 2004, enacted October 22, 2004, included a one-time dividend received deduction on the repatriation of certain earnings to a U.S taxpayer. This provision did not materially impact the Company’s financial position or results of operations.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company plans to file its 2005 federal income tax return on a consolidated basis with its parent, MassMutual, and certain MassMutual affiliates. MassMutual and its eligible subsidiaries and certain affiliates are subject to a written tax-allocation agreement that allocates the group’s tax liability for payment purposes. Generally, the agreement provides that group members shall be compensated for the use of their losses and credits by other group members.

The United States Internal Revenue Service (“IRS”) has completed its examination of the Company’s income tax returns through 2001 and is currently examining 2002 through 2003. Management believes any adjustments that may result from such examinations will not materially impact the Company’s financial position or liquidity. The outcome of a particular matter may be material to the Company’s operating results for a particular period depending upon, among other factors, the size of the matter and the level of the Company’s income for the period.

11.	Shareholder’s equity

The Board of Directors of MassMutual has authorized the contribution of funds to the Company sufficient to meet the capital requirements of each state in the United States in which the Company is licensed to do business. Substantially all of the statutory shareholder’s equity is subject to dividend restrictions. Dividend restrictions, imposed by state regulations, limit the payment of dividends to the shareholder without prior approval from the Department. The Company is required to obtain prior approval for dividend payments in 2006.

12.	Business risks, commitments and contingencies

a.	Risks and uncertainties

The Company operates in a business environment subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk and credit risk. Interest rate risk is the potential for interest rates to change which can cause fluctuations in the value of investments and amounts due to policyholders. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company controls its exposure to this risk by, among other things, asset/liability matching techniques that account for the cash flow characteristics of the assets and liabilities. Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. Management does not believe that significant concentrations of credit risk existed as of December 31, 2005 and 2004 or for the three years ended December 31, 2005.

Asset based fees calculated as a percentage of the separate account assets are a source of revenue to the Company. Gains and losses in the equity markets may result in corresponding increases and decreases in the Company’s separate account assets and related revenue.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Guaranty funds

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially impact its financial position, results of operations, or liquidity.

c.	Litigation

The Company is involved in litigation arising in and out of the normal course of business, including purported class action suits, which seek both compensatory and punitive damages. In addition, the Company and its parent are engaged in litigation related to the termination of their former Chief Executive Officer in June 2005. Further, the Company and its parent, along with several other defendants, have been named in an adversary proceeding in the Enron bankruptcy. While the Company is not aware of any actions or allegations that should reasonably give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. The outcome of a particular proceeding may be material to the Company’s operating results for a particular period depending upon, among other factors, the size of the loss or liability and the level of the Company’s income for the period.

In 2005, the Company received final approval of a nationwide class action settlement resolving litigation proceedings involving alleged sales practices claims. The settlement class includes all policyholders, with certain limited exceptions, who have or had an ownership interest in permanent life policies or term life policies issued between January 1, 1983 and December 31, 2003. The settlement agreement resulted in the establishment of a liability of $43 million in 2004. This estimated amount represents the cost to the Company of the settlement including related expenses. As of December 31, 2005, the Company has paid $9 million of the original estimated liability of $43 million, resulting in a remaining estimated liability of approximately $34 million.

d.	Regulatory inquiries

The Company and its parent are subject to governmental and administrative proceedings and regulatory investigations in the ordinary course of business. The Company has cooperated fully with these regulatory agencies with regard to their investigations and has responded to information requests and comments.

These investigations include industry-wide investigations of issues such as (a) late trading and market timing in connection with mutual funds and variable insurance contracts, (b) revenue sharing, and (c) compensation and bidding arrangements and possible anti-competitive activities between insurance producers and brokers and issuers of insurance products. In connection with these investigations, the Company and its parent have been contacted by various regulatory agencies and state attorneys general

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

including the Securities and Exchange Commission, National Association of Securities Dealers, Commonwealth of Massachusetts Division of Insurance, State of Connecticut Insurance Department, and the Attorneys General of Connecticut, Massachusetts and New York.

The Company believes that it is reasonable to expect that regulatory inquiries and investigations into the financial services industry will continue for the foreseeable future and may result in new industry-wide legislation, rules, and regulations that could significantly affect the financial services industry as a whole. It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. The outcome of a particular matter may be material to the Company’s operating results for a particular period depending upon, among other factors, the size of the matter and the level of the Company’s income for the period.

e.	Commitments

In the normal course of business, the Company enters into commitments to purchase certain investments. At December 31, 2005, the Company had outstanding commitments to purchase privately placed securities, mortgage loans and partnerships and LLCs, which totaled $13 million, $135 million and $128 million, respectively. The majority of these commitments have funding periods that extend from one to five years. The Company is not required to fund commitments once the commitment period expires.

13.	Withdrawal characteristics

a.	Annuity actuarial reserves and deposit fund liabilities

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit fund liabilities at December 31, 2005 are illustrated below:

	Amount	% of Total
	(In Millions)
Subject to discretionary withdrawal -
With fair value adjustment	$81	1%
At book value less current surrender charge of 5% or more	1,071	16
At fair value	3,079	47

Subtotal	4,231	64
Subject to discretionary withdrawal -
At book value without fair value adjustment	2,389	36
Not subject to discretionary withdrawal	4	—

Total	$6,624	100%

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the reconciliation of total annuity actuarial reserves and deposit fund liabilities at December 31, 2005:

(In Millions)
Statutory Statements of Financial Position:
Policyholders’ reserves – individual annuities	$3,517
Deposit fund balances	28

Subtotal	3,545
Separate Account Annual Statement:
Annuities	3,079

Total	$6,624

b.	Separate accounts

Information regarding the separate accounts of the Company as of and for the period ended December 31, 2005 is as follows:

Non-Guaranteed
(In Millions)
Net premium, considerations or deposits	$157

Reserves:
For accounts with assets at:
Fair value	$3,080
Amortized cost	434

Total reserves	3,514
Other liabilities	56

Total	$3,570

By withdrawal characteristics:
Subject to withdrawal:
At book value without fair value adjustment and current surrender charge of 5% or more	$389
At fair value	3,080
At book value without fair value adjustment and with current surrender charge less than 5%	45

Subtotal	3,514
Other liabilities	56

Total	$3,570

For the year ended December 31, 2005, transfers to separate accounts were $157 million and transfers from separate accounts were $460 million. The net transfers from separate accounts of $303 million were included in the Statutory Statements of Income.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

14.	Presentation of the Statutory Statements of Cash Flows

The presentation of the 2003 Statutory Statement of Cash Flows has been changed to the direct method from the indirect method. As required by SSAP No. 69 “Statement of Cash Flows,” the Company has included in the Statutory Statements of Cash Flows, non-cash transactions primarily related to the following: (1) the exchange of bonds for bonds of $96 million, $132 million and $3 million for the years ended December 31, 2005, 2004 and 2003, respectively; (2) the conversion of bonds to stocks of $4 million and less than $1 million for the years ended December 31, 2004 and 2003, respectively; and (3) the conversion of stocks to stocks of $3 million for the year ended December 31, 2005.

15.	Subsidiary and affiliated companies

The relationship of the Company, its subsidiary and affiliated companies as of December 31, 2005 is illustrated below. Subsidiaries are wholly-owned, except as noted.

Subsidiaries of Massachusetts Mutual Life Insurance Company

CM Assurance Company

CM Benefit Insurance Company

C.M. Life Insurance Company

MassMutual Holding LLC

MassMutual Owners Association, Inc.

The MassMutual Trust Company

MML Distributors, LLC

Subsidiaries of C.M. Life Insurance Company

MML Bay State Life Insurance Company

Subsidiaries of MassMutual Holding LLC

HYP Management LLC

MassMutual Assignment Company

MassMutual Benefits Management, Inc.

MassMutual Funding LLC

MassMutual Holding MSC, Inc.

MassMutual International, Inc.

MMHC Investment LLC

MML Investors Services, Inc.

MML Realty Management Corporation

Urban Properties, Inc.

Cornerstone Real Estate Advisers LLC

Babson Capital Management LLC

Oppenheimer Acquisition Corporation – 96.8%

Baring Asset Management Holdings, Inc.

MassMutual Baring Holding, LLC

Golden Retirement Resources Inc.

MassMutual Holdings (Bermuda) Ltd.

MML Financial, LLC

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Affiliates of Massachusetts Mutual Life Insurance Company

MML Series Investment Funds

MassMutual Select Funds

MassMutual Premier Funds

PART C

OTHER INFORMATION

Item 26.	Exhibits

Exhibit (a)	i	Resolution of the Board of Directors of C.M. Life Insurance Company, establishing the Separate Account.[1]

Exhibit (b)	Not Applicable

Exhibit (c)	i.	Form of distribution servicing agreement between MML Distributors, LLC and C.M. Life Insurance Company.[2]

Exhibit (d)	i.	Form of Flexible Premium Adjustable Variable Life Insurance Policy[4]
	ii.	Form of Disability Benefit Rider[5]
	iii.	Form of Guaranteed Insurability Rider[5]
	iv.	Form of Other Insured Rider[5]
	v.	Form of Substitute of Insured Rider[5]
	vi.	Form of Waiver of Monthly Charges Rider[5]

Exhibit (e)	Form of application for Flexible Premium Adjustable Variable Life Insurance Policy.[4]

Exhibit (f)	i.	Copy of the Charter of Incorporation of C.M. Life Insurance Company.[6]
	ii.	By-Laws of C.M. Life Insurance Company.[6]

Exhibit (g)	Form of Reinsurance Contracts.[7]

Exhibit (h)	Form of Participation Agreements
	i.	AIM Variable Insurance Funds, Inc.[8]
	ii.	American Century Variable Portfolios, Inc.[9]
	iii.	American Funds Insurance Series®[10]
	iv.	BT Insurance Funds Trust[11]
	v.	Variable Insurance Products Fund II2
	vi.	Goldman Sachs Variable Insurance Trust[2]
	vii.	Janus Aspen Series[11]
	viii.	MFS Variable Insurance Trust[2]
	ix.	MML Series Investment Fund[12]
	x.	MML Series Investment Fund II12
	xi.	Oppenheimer Variable Account Funds[13]
	xii.	Panorama Series Fund, Inc.[14]
	xiiii.	T. Rowe Price Equity Series, Inc.[2]
	xiv.	Templeton Variable Products Series Fund[11]

Exhibit (i)	Not Applicable

Exhibit (j)	Not Applicable

Exhibit (k)	Opinion and Consent of Counsel as to the legality of the securities being registered.*

Exhibit (l)	Not Applicable

Exhibit (m)	Not Applicable

Exhibit (n)	i.	a. Consent of Independent Registered Public Accounting Firm – KPMG LLP*
	ii.	Powers of Attorney[1][3]

Exhibit (o)	Not Applicable

Exhibit (p)	Not Applicable

Exhibit (q)	SEC Procedures Memorandum describing C.M. Life issuance, transfer, and redemption procedures for the Policy.[1][5]

1	Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement No. 033-61679 on Form N-4 filed with the Commission as an exhibit effective May 1, 1998.
2	Incorporated by reference to Initial Registration Statement No. 333-65887, filed with the Commission as an exhibit on October 20, 1998.
3	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 033-91072 effective August 11, 1995.
4	Incorporated by reference to Initial Registration Statement No. 333-49457, filed with the Commission as an exhibit on April 6, 1998.
5	Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement No. 333-49475, filed on Form N-6 with the Commission as an exhibit on February 24, 2004.
6	Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement No. 033-91072, filed with the Commission as an exhibit on April 24, 1998.
7	Incorporated by reference to Post-Effective Amendment No 2 to Registration Statement No. 333-50410, filed with the Commission as an exhibit on July 8, 2002.
8	Incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement No. 333-80991 on Form N-4, filed in April 2006.
9	Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement No. 333-41657, filed with the Commission as an exhibit on May 26, 1998.
10	Incorporated by reference to Pre-Effective Amendment No 1 to Registration Statement No. 333-101495, filed with the Commission as an exhibit on March 27, 2003.
11	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-80991, filed with the Commission as an exhibit on September 20, 1999.
12	Incorporated by reference to Initial Registration Statement No. 333-130156 on Form N-4, filed with the Commission as an exhibit on December 6, 2005.
13	Incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement No. 333-80991 on Form N-4, filed with the Commission as an exhibit in April 2006.
14	Incorporated by reference to Initial Registration Statement No. 333-22557, filed with the Commission as an exhibit on February 28, 1997.
15	Incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement No. 333-50410 on Form N-6, filed with the Commission as an exhibit on or about April 25, 2006.

* Filed herewith.

Item 27.	Directors and Officers of the Depositor

Directors of C.M. Life Insurance Company

Howard Gunton, Director 1295 State Street Springfield, MA 01111	Stuart H. Reese, Chairman, President and Chief Executive Officer 1295 State Street Springfield, MA 01111

Isadore Jermyn, Director, Senior Vice President and Actuary 1295 State Street Springfield, MA 01111
PRINCIPAL OFFICERS (other than those who are also Directors):

Roger Crandall, Executive Vice President — Investments 1295 State Street Springfield, MA 01111	Mark Roellig, Executive Vice President and General Counsel 1295 State Street Springfield, MA 01111

Edward M. Kline, Vice President and Treasurer 1295 State Street Springfield, MA 01111

Item 28.	Persons Controlled by or Under Common Control with the Depositor or the Registrant.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

ORGANIZATIONAL SUMMARY

I. DIRECT SUBSIDIARIES OF MASSMUTUAL – MassMutual is the sole owner of each subsidiary unless otherwise indicated.

A.	CM Assurance Company (July 2, 1986), a Connecticut corporation which operates as a life and health insurance company. This subsidiary is inactive.

B.	CM Benefit Insurance Company (April 18, 1986), a Connecticut corporation which operates as a life and health insurance company. This subsidiary is inactive.

C.	C.M. Life Insurance Company (May 11, 1981), a Connecticut corporation which operates as a life and health insurance company.

1.	MML Bay State Life Insurance Company (April 1, 1935), a Connecticut corporation which operates as a life and health insurance company.

D.	MML Distributors, LLC (Nov. 10, 1994), a Connecticut limited liability company which operates as a securities broker-dealer. (MassMutual Holding LLC – 1%.)

E.	MassMutual Holding LLC (Nov. 30, 1984), a Delaware limited liability company which operates as a holding company for certain MassMutual entities.

MassMutual Holding LLC is the sole owner of each subsidiary or affiliate unless otherwise indicated.

1.	MML Investors Services, Inc. (Dec. 31, 1981), a Massachusetts corporation which operates as a securities broker dealer.

a.	MML Insurance Agency, Inc. (Nov. 16, 1990), a Massachusetts corporation which operates as an insurance broker.

b.	MMLISI Financial Alliances, LLC, a Delaware limited liability company which operates as a broker-dealer.

2.	MassMutual Holding MSC, Inc. (Dec. 26, 1996), a Massachusetts corporation which operates as a holding company for MassMutual positions in investment entities organized outside of the United States. This subsidiary qualifies as a “Massachusetts Security Corporation” under Chapter 63 of the Massachusetts General Laws. MassMutual Holding MSC, Inc. is the sole owner of each subsidiary or affiliate unless otherwise indicated.

a.	MassMutual Corporate Value Limited (Aug. 24, 1994), a Cayman Islands corporation which holds a 88.4% ownership interest in MassMutual Corporate Value Partners Limited, another Cayman Islands corporation operating as a high-yield bond fund. (MassMutual Holding MSC, Inc. – 46%)

1.)	MassMutual Corporate Value Partners Ltd. (Aug. 24, 1994), owned 88.4% by MassMutual Corporate Value Limited.

b.	9048-5434 Quebec, Inc. (April 4, 1997), a Canadian corporation, which used to operate as the owner of Hotel du Parc in Montreal, Quebec, Canada. Inactive.

c.	1279342 Ontario Limited (Jan. 29, 1998), a Canadian corporation which operates as the owner of Deerhurst Resort in Huntsville, Ontario, Canada.

3.	Cornerstone Real Estate Advisers, LLC (Jan. 20, 1994), a Delaware limited liability company which operates as an investment adviser.

a.	Cornerstone Office Management, LLC (May 28, 1987), a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, L.P. (Cornerstone Real Estate Advisers, LLC – 50%; MML Realty Management Corporation – 50%).

4.	Babson Capital Management LLC (July 5, 1940), a Delaware limited liability company which operates as an investment adviser.

a.	Charter Oak Capital Management, Inc. (March 15, 1996), a Delaware corporation which formerly operated as a manager of institutional investment portfolios.

b.	Babson Capital Securities Inc. (July 1, 1994), a Massachusetts corporation which operates as a securities broker-dealer.

c.	Babson Capital Management Inc., a California corporation which holds a real estate license.

d.	FITech Asset Management, L.P. (“AM”) (June 9, 1999) is a Delaware Limited Partnership, formed to manage FITech Domestic Value, L.P. (“the Fund”), a “fund-of-funds” that invests in hedge funds. (Babson Capital Management LLC is a limited partner in AM with a controlling interest – 58%).

e.	FITech Domestic Partners, LLC (“DP”) (January 26, 2000) is a Delaware LLC that is the general partner of AM. (Babson Capital Management LLC owns a controlling interest -58% – of DP.)

f.	Leland Fund Multi G.P., Ltd. (March 8, 2001) is a corporation that acts as the general partner to several entities that comprise the hedge fund known as Leland.

g.	Babson Capital Japan KK, formerly known as MassMutual Investment Management Company (May 28, 2004), a Japanese registered investment adviser.

h.	Babson Capital Guernsey Limited, an investment management company organized under the laws of Isle of Guernsey.

1.)	Babson Capital Europe Limited, an institutional debt-fund manager organized under the laws of England and Wales.

a.)	Almack Holding Partnership GP Limited, an English company and wholly-owned subsidiary of Babson Capital Europe Limited, will serve as a general partner of each of Almack Leveraged 1 LP, Almack Unleveraged 1 LP, Almack Leveraged 2 LP and Almack Unleveraged 2 LP.

b.)	Almack Mezzanine Fund Limited, an English company and wholly-owned subsidiary of Babson Capital Europe Limited, will serve as general partner of Almack Mezzanine Founder LP and Almack Mezzanine I LP.

i.	Babson Investment Company, a Massachusetts securities corporation used to hedge certain employee benefit obligations of Babson Capital Management LLC.

5.	Oppenheimer Acquisition Corp. (June 21, 1990), a Delaware corporation which operates as a holding company for the Oppenheimer companies (MassMutual Holding LLC – 96.8%).

a.	OppenheimerFunds, Inc. (Oct. 23, 1987), a Colorado corporation which operates as the investment adviser to the Oppenheimer Funds.

1.)	Centennial Asset Management Corporation (May 8, 1987), a Delaware corporation which operates as investment adviser and general distributor of the Centennial Funds.

2.)	OppenheimerFunds Distributor, Inc. (July 3, 1978), a New York corporation which operates as a securities broker-dealer.

3.)	Oppenheimer Partnership Holdings, Inc. (Nov. 28, 1989), a Delaware corporation which operates as a holding company.

4.)	Oppenheimer Real Asset Management, Inc. (Dec. 22, 1988), a Delaware corporation which is the sub-adviser to a mutual fund investing in the commodities markets.

5.)	Shareholder Financial Services, Inc. (Nov. 1, 1989), a Colorado corporation which operates as a transfer agent for mutual funds.

6.)	Shareholder Services, Inc. (Sept. 16, 1987), a Colorado corporation which operates as a transfer agent for various Oppenheimer and MassMutual funds.

7.)	OFI Private Investments, Inc. (March 20, 2000) is a New York based registered investment adviser which manages smaller separate accounts, commonly known as wrap-fee accounts, which are introduced by unaffiliated broker-dealers, on a subadvisory basis for a stated fee.

8.)	OFI Institutional Asset Management. Inc. (Nov. 20, 2000) is a New York based registered investment advisor which provides investment supervisory services on a discretionary basis to individual accounts, pension plans, insurance company separate accounts, public funds and corporations for a stated fee.

a.)	Trinity Investment Management Corporation (Nov. 1, 1974), a Pennsylvania corporation and registered investment adviser which provides portfolio management and equity research services primarily to institutional clients.

b.)	OFI Trust Company (1988), a New York corporation which conducts the business of a trust company.

c.)	HarbourView Asset Management Corporation (April 17, 1986), a New York corporation which operates as an investment adviser.

d.)	OppenheimerFunds (Asia) Limited, a Hong Kong mutual fund marketing company. (10% by OFI)

9.)	OppenheimerFunds International, Ltd. (July 9, 1997), a wholly-owned subsidiary of OppenheimerFunds, Inc., is the manager of OppenheimerFunds Real Asset Futures plc and OppenheimerFunds plc, each a Dublin-based investment company, for which OppenheimerFunds, Inc. provides portfolio management services as an investment adviser.

b.	Tremont Capital Management, Inc. (June 28, 2001), a New York-based investment services provider which specializes in hedge funds.

1.)	Tremont (Bermuda), Ltd., a Bermuda-based investment adviser.

2.)	Tremont Partners, Inc., (1984) a Connecticut corporation that is a registered investment adviser.

3.)	Tremont Capital Management Limited, a company based in the United Kingdom.

4.)	Tremont Securities, Inc., a New York company that acts as a registered broker dealer.

5.)	Tremont Capital Management, Corp. (owned 77% by Tremont Capital Management, Inc.), a New York company.

6.)	Tremont Capital Management (Asia) Limited, a Hong Kong company.

7.)	Tremont Capital Management (Ireland) Limited, the manager of an Irish umbrella trust that manages a series of non-US strategy based funds.

6.	Golden Retirement Resources, Inc. (June 16, 2000), a Delaware corporation that develops insurance-related products.

7.	HYP Management LLC (July 24, 1996), a Delaware limited liability company which operates as the “LLC Manager” of MassMutual High Yield Partners II LLC, a high yield bond fund.

8.	MassMutual Benefits Management, Inc. (March 20, 1991), a Delaware corporation which supports MassMutual with benefit plan administration and planning services.

9.	MMHC Investment LLC (July 24, 1996), a Delaware limited liability company which is a passive investor in MassMutual/Darby CBO IM, Inc., MassMutual/Darby CBO LLC, MassMutual High Yield Partners II LLC, and other MassMutual investments.

a.	MassMutual/Darby CBO IM Inc. (Dec. 5, 1997), a Delaware corporation which operates as the “LLC Manager” of MassMutual/Darby CBO LLC, a collateralized bond obligation fund. (MMHC Investment, Inc. – 50%)

10.	MML Realty Management Corporation (Oct. 14, 1968), a Massachusetts corporation which formerly operated as a manager of properties owned by MassMutual.

a.	Cornerstone Office Management, LLC (May 28, 1987), a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, L.P. (MML Realty Management Corporation – 50%; Cornerstone Real Estate Advisers LLC – 50%).

11.	MassMutual International, Inc. (Feb. 19, 1996), a Delaware corporation which operates as a holding company for those entities constituting MassMutual’s international insurance operations. MassMutual International, Inc. is the sole owner of each of the subsidiaries or affiliates listed below unless otherwise indicated.

a.	MassMutual Asia Limited, a corporation organized in Hong Kong which operates as a life insurance company. (Owned 99.9% by MassMutual International, Inc. and .01% by MassMutual Holding LLC.

1.)	MassMutual Insurance Consultants Limited, a corporation organized in Hong Kong which operates as a general insurance agent.

2.)	MassMutual Trustees Limited, a corporation organized in Hong Kong which operates as an approved trustee for the mandatory provident funds. (Owned 20% each by MassMutual Asia Limited, MassMutual Services Limited (in trust for MassMutual Asia Ltd.), MassMutual Guardian Limited (in trust for MassMutual Asia Ltd.) and Kenneth Yu (in trust for MassMutual Asia Ltd.)).

3.)	Protective Capital (International) Limited, a corporation organized in Hong Kong which is a dormant investment company currently holding 12% of MassMutual Life Insurance Company in Japan.

4.)	MassMutual Services Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive. (MassMutual Asia Ltd. – 50%, Elroy Chan – 50% (in trust for MassMutual Asia Ltd.))

5.)	MassMutual Guardian Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive. (MassMutual Asia Ltd. – 50%, Elroy Chan – 50% (in trust for MassMutual Asia Ltd.))

6.)	MassMutual Asia Investors Limited, a Hong Kong company that provides investment advisory services.

b.	MassMutual Internacional (Chile) Limitada, a corporation organized in the Republic of Chile which operates as a holding company. (MassMutual International, Inc. – 79.43%; MassMutual Holding LLC – .07%; 1279342 Ontario Limited – 20.5%)

1.)	Compañia de Seguros Vida Corp S.A., corporation organized in the Republic of Chile which operates as an insurance company. (MassMutual Internacional (Chile) S.A. – 33.5%)

c.	MassMutual (Bermuda) Ltd., a corporation organized in Bermuda which operates as an exempted insurance company.

d.	MassMutual Europe S.A., a corporation organized in the Grand Duchy of Luxembourg which operates as a life insurance company. (MassMutual International, Inc. – 99.9%; MassMutual Holding LLC – .01%)

e.	MassMutual International Holding MSC, Inc., a Massachusetts corporation which currently acts as a holding company for MMI’s interest in Taiwan.

1.)	MassMutual Mercuries Life Insurance Company, a Taiwan corporation which operates as a life insurance company. (MassMutual International Holding MSC, Inc. – 38%)

a.) Fuh Hwa Investment Trust Co. Ltd, a mutual fund firm in Taiwan (MM Mercuries Life Insurance Company – 31%; MassMutual International Holding MSC, Inc. – 18.4%)

f.	MassMutual Life Insurance Company, a Japanese corporation which operates as a life insurance company. (MassMutual International, Inc. – 88.7%; MM Real Estate Co., Ltd. – 1.3%; Protective Capital (International) Ltd. – 9.9%)

1.)	MM Real Estate Co., Ltd., a Japanese entity which holds and manages real estate. (MassMutual Life Insurance Company – 4.8%; MassMutual International, Inc. – 95.2%)

2.)	MassMutual Leasing Company, a Japanese company that leases office equipment and performs commercial lending. (MM Real Estate Co., Ltd. – 90%; MassMutual Life Insurance Company – 10%.)

12.	MassMutual Funding LLC (May 11, 2000), a Delaware limited liability company which issues commercial paper.

13.	MassMutual Assignment Company (Oct. 4, 2000), a North Carolina corporation which operates a structured settlement business.

14.	MML Financial, LLC (May 7, 2004), a Delaware limited liability company which operates as a holding company.

a.	MMLA UK Limited, a limited liability company organized under the laws of England and Wales.

b.	MML Investment Products, LLC, (November 9, 2004) a Delaware limited liability company licensed to carry on any lawful business purpose or activity not restricted by the Delaware Limited Liability Company Act. This company primarily makes investments.

c.	MML Assurance, Inc. (November 29, 2004), a New York insurance company.

d.	MML Financial Products, LLC (April 14, 2005) is a Delaware limited liability company that is authorized to carry on any lawful business purpose or activity not restricted by the Delaware Limited Liability Company Act. This company primarily enters into derivatives transactions in the form of credit default swaps.

15.	MassMutual Baring Holding, LLC (October 14, 2005), a Delaware limited liability company that will act as a holding company for certain MassMutual subsidiaries.

a.	MassMutual Holdings (Bermuda) Ltd., a Bermuda company that acts as a holding company for certain MassMutual subsidiaries.

1.)	Baring Asset Management Limited (April 6, 1994), a company incorporated under the laws of England and Wales that acts as an investment manager/adviser.

a.)	Baring Asset Management Life Limited (December 6, 1999), a company incorporated under the laws of England and Wales that acts as an authorized representative of NNUK under Section 44 of the Financial Services Act of 1986.

b.)	Baring Fund Managers Limited (October 29, 1968), a company incorporated under the laws of England and Wales that acts as a manager of BAM UK Collective Investment Schemes.

c.)	Baring International Investment Limited (June 7, 1979), a company incorporated under the laws of England and Wales that acts as an investment manager/adviser.

d.)	Baring Pension Trustees Limited, a company organized under the laws of England and Wales that acts as a trustee for the pension scheme covering UK-based employees of Baring Asset Management Limited.

e.)	Baring Private Investment Management Limited (February 23, 1989), a company incorporated under the laws of England and Wales. This is a non-trading company.

f.)	Baring International Investment Management Holdings Limited (November 12, 1985), a company incorporated under the laws of England and Wales that acts as an intermediate holding company.

i.)	Baring Asset Management GmbH (February 21, 2000), a company incorporated under the laws of Germany that provides marketing and client services regarding investment funds and other asset management products of the BAM group.

ii.)	Baring France S.A.S. (July 24, 1997), a company incorporated under the laws of France that acts as an investment manager/adviser.

iii.)	Baring Investment Administrative Services (South Africa) Limited (September 4, 1998), a company incorporated under the laws of South Africa. The company was incorporated to serve as the South African Representative Office for selected collective investment schemes as contemplated in the Regulations made pursuant to Section 37A(1) of the Units Trusts Control Act, 1981 as amended.

iv.)	Baring Investment Services Limited (May 18, 1988), a company incorporated under the laws of England and Wales that acts as a service company which supports all the BAM Group operating companies within the UK.

v.)	Baring International Investment Management Limited (October 26, 1973), an intermediate holding company organized in Hong Kong.

aa.	Baring Mutual Fund Management S.A. (June 8, 1989), a company organized in the Grand Duchy of Luxembourg that acts as the manager of the New Russia Fund.

bb.	Baring Asset Management UK Holdings Limited (October 25, 1983), a company incorporated under the laws of England and Wales that acts as and intermediate holding company.

i.	Baring Asset Management (CI) Limited (July 18, 1990), an investment management company organized under the laws of the Isle of Guernsey.

ii.	Baring International Fund Managers (Ireland) Limited (July 16, 1990), a company incorporated under the laws of Ireland that acts as a manager of BAM Irish Collective Investment Schemes and Funds.

iii.	Baring Mutual Fund Management (Ireland) Limited (November 29, 1991), a company incorporated under the laws of Ireland that acts as an investment adviser.

iv.	Baring Sice (Taiwan) Limited (March 15, 1990), a regulated company organized in Taiwan.

v.	Baring Asset Management (Asia) Holdings Limited (June 7, 1985), an intermediate holding company organized in Hong Kong.

aa.	Baring Asset Management (Asia) Limited (March 15, 1985), a company organized in Hong Kong that acts as an investment adviser.

bb.	Baring International Fund Managers (Bermuda) Limited (September 13, 1988), a company incorporated under the laws of Bermuda that acts as a trustee of Baring Korea Trust Fund Ltd.’s undistributed funds.

cc.	Baring Asset Management (Japan) Limited (January 13, 1986), a company organized in Japan that acts as an investment adviser.

dd.	Baring Asset Management (Australia) Pty Limited (June 6, 1986), an investment adviser incorporated under the laws of Australia.

b.	Baring Asset Management Holdings, Inc. (March 16, 1979), a Delaware corporation that acts as an intermediate holding company.

1.)	Baring Asset Management, Inc. (September 28, 1967), a Massachusetts corporation that acts as an investment adviser.

2.)	Baring Investment Services, Inc. (December 22, 1987), a Delaware corporation that acts as a captive broker-dealer.

F.	The MassMutual Trust Company (Jan. 12, 2000), a federally chartered stock savings bank which performs trust services.

G.	MassMutual Owners Association, Inc. (Feb. 14, 2002), a Massachusetts company which is authorized to conduct sales and marketing operations.

II. REGISTERED INVESTMENT COMPANY AFFILIATES

Each of the following entities is a registered investment company sponsored by MassMutual or one of its affiliates.

•	MassMutual Premier Funds, a Massachusetts business trust which operates as an open-end investment company. MassMutual serves as investment adviser to the trust.

•	MML Series Investment Fund, a Massachusetts business trust which operates as an open-end investment company. All shares issued by the trust are owned by MassMutual and certain of its affiliates. MassMutual serves as investment adviser to the trust.

•	MassMutual Corporate Investors, a Massachusetts business trust which operates as a closed-end investment company.

•	MassMutual Select Funds, a Massachusetts business trust which operates as an open-end investment company. MassMutual serves as investment adviser to the trust.

•	MassMutual Participation Investors, a Massachusetts business trust which operates as a closed-end investment company.

•	MML Series Investment Fund II, a Massachusetts business trust which operates as an open-end investment company. All shares issued by the trust are owned by MassMutual and certain of its affiliates. MassMutual serves as investment adviser to the trust.

•	The Greater China Fund, Inc and The Asia Pacific Fund, Inc: closed-end registered investment companies to which Baring Asset Management (Asia) Limited is the investment adviser.

•	Panorama Series Fund, Inc., a Maryland corporation which operates as an open-end investment company. All shares issued by the fund are owned by MassMutual and certain affiliates.

•	Oppenheimer Bond Fund Series

•	Oppenheimer Integrity Funds

•	Oppenheimer International Large-Cap Core Trust

•	Oppenheimer International Value Trust

•	Oppenheimer Main Street Funds, Inc.

•	Oppenheimer Multi-State Municipal Trust

•	Oppenheimer Municipal Fund

•	Oppenheimer Portfolio Series

•	Oppenheimer Principal Protected Trust

•	Oppenheimer Principal Protected Trust II

•	Oppenheimer Principal Protected Trust III

•	Oppenheimer Quest for Value Funds

•	Oppenheimer Series Fund, Inc.

•	Oppenheimer Variable Account Funds

•	Rochester Portfolio Series

Item 29.	Indemnification

C.M. Life directors and officers are indemnified under Article V of the by-laws of C.M. Life’s parent company, Massachusetts Mutual Life Insurance Company (“MassMutual”), as set forth below.

Article V. of the Bylaws of MassMutual provide for indemnification of directors and officers as follows:

Article V. Subject to limitations of law, the Company shall indemnify:

(a)	each director, officer or employee;
(b)	any individual who serves at the request of the Company as a director, board member, committee member, officer or employee of any organization or any separate investment account; or
(c)	any individual who serves in any capacity with respect to any employee benefit plan,

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any action, claim or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened, by reason of any alleged act, omission or otherwise while serving in any such capacity. Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives.

Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)	any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2)	any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)	any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any of such paragraphs.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.

Item 30.	Principal Underwriters

(a)	MML Distributors, LLC a controlled subsidiary of MassMutual, acts as principal underwriter for registered separate accounts of MassMutual, C.M. Life and MML Bay State.
(b)	MML Distributors, LLC, is the principal underwriter for the contracts. The following people are officers and member representatives of the principal underwriter.

OFFICERS AND MEMBER REPRESENTATIVES MML DISTRIBUTORS, LLC

Name	Officer	Business Address
Peter G. Lahaie	President Chief Executive Officer Main OSJ Supervisor Chief Financial Officer Treasurer	1295 State Street Springfield, MA 01111-0001

Thomas A. Monti	Member Representative Massachusetts Mutual Life Insurance Co. Member Representative MassMutual L.L.C.	1295 State Street Springfield, MA 01111-0001

Ronald E. Thomson	Vice President	1295 State Street Springfield, MA 01111-0001

Robert S. Rosenthal	Vice President Chief Legal Officer Assistant Secretary	1295 State Street Springfield, MA 01111-0001

William F. Monroe, Jr.	Vice President	1295 State Street Springfield, MA 01111-0001

Kevin LaComb	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Sally Fortier Murphy	Secretary	1295 State Street Springfield, MA 01111-0001

Edward K. Duch, III	Assistant Secretary	1295 State Street Springfield, MA 01111-0001

Marilyn A. Sponzo	Chief Compliance Officer	1295 State Street Springfield, MA 01111-0001

Marilyn Edstrom	Entity Contracting Officer	1295 State Street Springfield, MA 01111-0001

Anne Melissa Dowling	Large Corporate Markets Supervisor	100 Bright Meadow Boulevard Enfield, CT 06082

David W. O’Leary	Hartford OSJ Supervisor Variable Annuity Supervisor	100 Bright Meadow Boulevard Enfield, CT 06082

Kathy Rogers	Continuing Education Officer	1295 State Street Springfield, MA 01111-0001

Michael Tanguay	Registration Manager	1295 State Street Springfield, MA 01111-0001

Jennifer L. Lake	Cash and Trading Supervisor Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Bruce C. Frisbie	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Donna K. Resutek	Chief Information Officer	1295 State Street Springfield, MA 01111-0001

Eugene Charon	Assistant Vice President and Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

(c)	Name of Principal Underwriter	Net Underwriting Commissions[1]	Other Compensation

	MML Distributors, LLC		$636[2]

[1]	Commissions will be paid through MML Distributors and MMLISI to agents and selling brokers for selling the policy. During January 1, 2005 through December 31, 2005, commissions paid were $3,325,805.
[2]	MML Distributors receives compensation for its activities as underwriter for the Separate Account. Compensation paid to and retained by MML Distributors in 2005 was $636.

Item 31.	Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111.

Item 32.	Management Services

Not Applicable

Item 33.	Fee Representation

REPRESENTATION UNDER SECTION 26(f)2(A) OF

THE INVESTMENT COMPANY ACT OF 1940

C.M. Life Insurance Company hereby represents that the fees and charges deducted under the flexible premium variable universal life insurance policies described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by C.M. Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, C.M. Life Variable Life Separate Account I, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 9 to Registration Statement No. 333-49457 pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment No. 9 to Registration Statement No. 333-49457 to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on the 24th day of April, 2006.

C.M. LIFE VARIABLE LIFE SEPARATE ACCOUNT I

C.M. LIFE INSURANCE COMPANY
(Depositor)

By:	/s/ Stuart H. Reese*
Stuart H. Reese, Director, President and Chief Executive Officer C.M. Life Insurance Company

/s/ Stephen L. Kuhn *Stephen L. Kuhn	On April 24, 2006, as Attorney-in-Fact pursuant to power of attorney incorporated by reference.

As required by the Securities Act of 1933, this Post-Effective Amendment No. 9 to Registration Statement No. 333-49457 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/S/ STUART H. REESE*	Chairman, President and Chief Executive Officer (Principal Executive Officer)	April 24, 2006
Stuart H. Reese

/S/ MICHAEL T. ROLLINGS*	Senior Vice President and Chief Financial Officer (Principal Financial Officer)	April 24, 2006
Michael T. Rollings

/s/ NORMAN A. SMITH*	Vice President and Controller (Principal Accounting Officer)	April 24, 2006
Norman A. Smith

HOWARD GUNTON	Director
Howard Gunton

/S/ ISADORE JERMYN*	Director	April 24, 2006
Isadore Jermyn

/S/ STEPHEN L. KUHN
*Stephen L. Kuhn	on April 24, 2006, as Attorney-in-Fact pursuant to powers of attorney.

INDEX TO EXHIBITS

Exhibit (k)	Opinion and Consent of Counsel as to the legality of the securities being registered

Exhibit (n)	i.	a. Consent of Independent Registered Public Accounting Firm– KPMG LLP